Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 6 TO TERM LOAN AGREEMENT

This Amendment No. 6 to Term Loan Agreement (this “Amendment”), dated as of December 18, 2017, is made by and among CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders and collateral agent for the Secured Bank Creditors (in such capacities, the “Administrative Agent” and the “Collateral Agent”, respectively), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, each of the Company, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders have entered into that certain Term Loan Agreement, dated as of July 8, 2015 (as amended by that certain Amendment No. 1 to Term Loan Agreement, dated as of October 27, 2015, Amendment No. 2 to Term Loan Agreement, dated as of February 24, 2017, Amendment No. 3 and Waiver to Term Loan Agreement, dated as of May 8, 2017, Amendment No. 4 to Term Loan Agreement, dated as of May 29, 2017, Amendment No. 5 and Waiver to Term Loan Agreement, dated as of August 9, 2017, and as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement, as amended hereby), pursuant to which the Lenders have made available to the Borrower a senior term loan facility in an original aggregate principal amount of $500,000,000; and

WHEREAS, the Company has entered into the Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents;

WHEREAS, the Company, the Borrowers and certain Subsidiaries have entered into certain of the Security Instruments to provide collateral as security for the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrowers have requested that the Administrative Agent, the Collateral Agent and the Lenders agree to amend the Credit Agreement in certain respects, which the Administrative Agent, the Collateral Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement (exclusive of Schedules and Exhibits thereto) shall be amended such that after giving effect to all such amendments, it shall read in its entirety as set forth on Annex I attached hereto.

2. Amendments to Schedules and Exhibits to Credit Agreement. Subject to the terms and conditions set forth herein, (i) Schedules 1.01A, 1.01B and 1.01C to the Credit Agreement shall be amended such that after giving effect to all such amendments, they shall read in their entirety as set forth on Annex II-1 attached hereto and (ii) Exhibit C to the Credit Agreement shall be amended, such that after giving effect to all such amendments, Exhibit C shall read as set forth on Annex II-2 attached hereto.

3. Amendment to Subsidiary Guaranty. Subject to the terms and conditions set forth herein, the Subsidiary Guaranty shall be amended by inserting the provisions set forth in Annex III as a new Section XXIV therein.

4. Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement and Subsidiary Guaranty provided in Sections 1, 2 and 3 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, each Borrower, each Guarantor, the Collateral Agent and the Required Lenders, which counterparts may be delivered by facsimile or other electronic means (e.g. “.pdf” or “.tif”).

(b) The Administrative Agent shall have received a copy of an amendment to the Existing 2012 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement, in each case, in the form previously provided to it and in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the requisite parties thereto.

(c) The Administrative Agent shall have received a copy of an amendment to each Note Purchase Agreement (the “NPA Amendments”), which, in respect of the 2012 Note Purchase Agreement, shall include an extension of the maturity date of all the Series A Notes (as defined in the 2012 Note Purchase Agreement) to no earlier than June 18, 2018 (or to an earlier date, as long as the Company has the sole right to cause a further extension of such maturity date to no earlier than June 18, 2018), and, in each case, shall be in the form previously provided to it and in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the requisite parties thereto.

(d) The Administrative Agent shall have received copies of the Hydra Merger Documentation in form and substance reasonably satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received copies of the Hydra Commitment Letters, which shall be in form and substance reasonably satisfactory to the Administrative Agent and, without limiting the foregoing, shall provide commitments sufficient to, and require use of proceeds thereof to, (i) repay the unpaid principal amount of (A) all outstanding Loans and all interest and other amounts owing or payable under the Loan Documents, and any other Obligations, (B) all Indebtedness (including principal, interest and other amounts) outstanding under the Existing 2013 Revolving Credit Agreement and Existing 2015 Revolving Credit Agreement, and (C) all outstanding NPA Notes and all interest and other amounts owing or payable under the Note Purchase Agreements, in each case, in cash in full (other than contingent indemnification obligations for which no claim has been made), (ii) Cash Collateralize or replace all outstanding L/C Obligations (as defined in the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement), (iii) repay all Existing Moon Debt (as defined in the Combination Agreement) in full in cash (provided that up to $100,000,000 of projected cash in hand available to McDermott International, Inc. on the closing date for the Hydra Transaction may be taken into account when determining whether sufficient commitments have been provided to repay all Existing Moon Debt) and (iv) replace, as necessary, all Bilateral LOC Credit Facilities (as defined in the Intercreditor Agreement).

2

(f) The Administrative Agent shall have received, with respect to McDermott International, Inc., (i) a quarterly integrated financial model with project level detail, (ii) project review information, (iii) current work in progress schedule and (iv) information regarding its sales pipeline.

(g) The Administrative Agent shall have received a summary of the provisions in the Hydra Transaction Documentation relating to conditions to closing, termination events, termination fees and the definition of “Material Adverse Effect”, for distribution to the Lenders, in form and substance satisfactory to it.

(h) The Administrative Agent shall have received resolutions of each Dutch Loan Party, UK Loan Party and U.S. Loan Party authorizing this Amendment and the other Loan Documents to which such Person is a party executed in connection with this Amendment.

(i) (i) The Company shall have paid any fees required to be paid on the date hereof pursuant to that certain Fee Letter dated as of December 18, 2017 among the Company and Bank of America, N.A., (ii) an amendment fee shall have been received by the Administrative Agent for each Lender executing this Amendment by 3:00 p.m. (New York time) on December 18, 2017 for the account of such Lender, equal to the greater of (x) 0.20% and (y) the amendment fee (or similar) payable to each holder of the NPA Notes as consideration for its entry into the NPA Amendments (calculated as a percentage of the principal amount of such holder’s outstanding NPA Notes and excluding any fee paid to extend the maturity of the Series A Notes (as defined in the 2012 Note Purchase Agreement)), in either case, multiplied by each such Lender’s Outstanding Amount of Loans as of the date hereof and (iii) all other fees and expenses of the Administrative Agent (including the fees and expenses of counsel and the financial advisor to the Administrative Agent) to the extent due and payable under Section 10.04(a) of the Credit Agreement and for which invoices have been presented on or before the date that is one day prior to the date hereof shall have been paid in full (which fees and expenses may be estimated to date without prejudice to final settling of accounts for such fees and expenses).

For purposes of determining compliance with the conditions set forth in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received noticed from such Lender prior to the date hereof specifying its objection thereto.

5. Representations and Warranties. In order to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders as follows:

(a) The representations and warranties made by the Company in Article V of the Credit Agreement are true and correct in all material respects (except to the extent that such representation or warranty is qualified by reference to materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b) This Amendment has been duly authorized, executed and delivered by the Company and the Borrowers and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application;

3

(c) After giving effect to the NPA Amendments, this Amendment and the corresponding amendments to the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement, no Default or Event of Default has occurred and is continuing, or would result from the effectiveness of this Amendment; and

(d) The Cash Pooling Agreements dated as of July 22, 2009 and November 18, 2009 among Bank Mendes Gans N.V. and certain Grantors named therein (as in force as of the date hereof) do not violate the Loan Documents.

6. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments and other matters set forth herein and hereby confirms and ratifies in all respects the Guaranty to which it is a party (including without limitation the continuation of each Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments, waivers and consents contemplated hereby) and the enforceability of the applicable Guaranty against the applicable Guarantor in accordance with its terms.

7. Condition Subsequent. By no later than the fifth Business Day after the date hereof, the Administrative Agent shall have received a favorable legal opinion in form and substance satisfactory to the Administrative Agent from Van Campen Liem, as special Dutch counsel to the Company, addressing the due authorization, execution and delivery of this Amendment by the Company (and the Company hereby instructs its counsel to deliver such opinion to the Administrative Agent by such date).

8. Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

9. Full Force and Effect of Loan Documents. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement (and each prior amendment thereto), the Subsidiary Guaranty and each other Loan Document is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.

10. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

11. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

12. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Loan Documents.

4

13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Borrowers, the Administrative Agent, the Collateral Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

14. No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.

15. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means (e.g. “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

16. FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment, it is understood and agreed that the Administrative Agent may treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

17. Release. EACH OF THE COMPANY AND THE BORROWERS, ON ITS OWN BEHALF AND ON BEHALF OF THE OTHER LOAN PARTIES, ITS AND THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE OF THIS AMENDMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS OR CAUSES OF ACTION OF ANY KIND WHATSOEVER RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE LENDERS, THE L/C ISSUERS, THE OTHER SECURED BANK CREDITORS, OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE LENDERS AND THE L/C ISSUERS PARTY HERETO TO ENTER INTO THIS AMENDMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DEMANDS AND LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE DATE OF THIS AMENDMENT, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE

5

RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

[Signature pages follow.]

6

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as the Initial Borrower

By:	/s/ Luciano Reyes
Name:	Luciano Reyes
Title:	Treasurer

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

COMPANY:

CHICAGO BRIDGE & IRON COMPANY N.V.

By:	CHICAGO BRIDGE & IRON COMPANY B.V., its Managing Director

By:	/s/ Michael S. Taff
Name:	Michael S. Taff
Title:	Authorized Signatory

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

ACKNOWLEDGEMENT

Each of the undersigned Subsidiary Guarantors hereby acknowledge and agree to the foregoing Amendment.

CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I TYLER COMPANY

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I LLC
By:	CB&I HoldCo, LLC, its Sole Member

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

A & B BUILDERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

ASIA PACIFIC SUPPLY CO.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI AMERICAS LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CSA TRADING COMPANY LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I WOODLANDS LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI COMPANY LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CENTRAL TRADING COMPANY LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

HBI HOLDINGS, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER ENGINEERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER MANAGEMENT, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER INTERNATIONAL MANAGEMENT, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

MATRIX ENGINEERING, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

MATRIX MANAGEMENT SERVICES, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

OCEANIC CONTRACTORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI VENEZOLANA, S.A.

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Treasurer

CBI MONTAJES DE CHILE LIMITADA

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Director/Legal Representative

CB&I EUROPE B.V.

By:	/s/ Barry R. van Elven
	Name:	Barry R. van Elven
	Title:	Director

CBI EASTERN ANSTALT

By:	/s/ Natarajan Sankara Narayanan
	Name:	Natarajan Sankara Narayanan
	Title:	Director

CB&I POWER COMPANY B.V. (f/k/a CMP HOLDINGS B.V.)

By:	/s/ Barry R. van Elven
	Name:	Barry R. van Elven
	Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

CBI CONSTRUCTORS PTY LTD

By:	/s/ Ian Michael Bendesh
	Name:	Ian Michael Bendesh
	Title:	Director

CBI ENGINEERING AND CONSTRUCTION
CONSULTANT (SHANGHAI) CO. LTD.

By:	/s/ Natarajan Sankara Narayanan
	Name:	Natarajan Sankara Narayanan
	Title:	Chairman

CBI (PHILIPPINES), INC.

By:	/s/ Tom Anderson
	Name:	Tom Anderson
	Title:	President

CBI OVERSEAS, LLC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CB&I CONSTRUCTORS LIMITED

By:	/s/ Duncan Wigney
	Name:	Duncan Wigney
	Title:	Director

CB&I HOLDINGS (U.K.) LIMITED

By:	/s/ Duncan Wigney
	Name:	Duncan Wigney
	Title:	Director

CB&I UK LIMITED

By:	/s/ Duncan Wigney
	Name:	Duncan Wigney
	Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

CB&I MALTA LIMITED

By:	/s/ Duncan Wigney
	Name:	Duncan Wigney
	Title:	Director

LUTECH RESOURCES LIMITED

By:	/s/ Jonathan Stephenson
	Name:	Jonathan Stephenson
	Title:	Secretary

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ H. M. Koese
	Name:	H. M. Koese
	Title:	Director

CBI NEDERLAND B.V.

By:	/s/ Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

LEALAND FINANCE COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

CB&I FINANCE COMPANY LIMITED

By:	/s/ Jan Broekman
	Name:	Jan Broekman
	Title:	Authorized Signatory

CB&I OIL & GAS EUROPE B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

CBI COLOMBIANA S.A.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

CB&I TECHNOLOGY INTERNATIONAL CORPORATION (f/k/a LUMMUS INTERNATIONAL CORPORATION)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President – Finance – Treasurer

CB&I TECHNOLOGY VENTURES, INC.
(f/k/a LUMMUS CATALYST COMPANY LTD.)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

CB&I TECHNOLOGY OVERSEAS CORPORATION (f/k/a LUMMUS OVERSEAS CORPORATION)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

CATALYTIC DISTILLATION TECHNOLOGIES

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Management Committee Member

CB&I TECHNOLOGY INC. (f/k/a LUMMUS TECHNOLOGY, INC.)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	CFO & Treasurer

CBI SERVICES, LLC
By:	CB&I HoldCo, LLC, its Sole Member

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

WOODLANDS INTERNATIONAL INSURANCE COMPANY

By:	/s/ Timothy Moran
	Name:	Timothy Moran
	Title:	Director

CB&I HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Director

LUMMUS NOVOLEN TECHNOLOGY GMBH

By:	/s/ Godofredo Follmer
	Name:	Godofredo Follmer
	Title:	Managing Director

CB&I LUMMUS GMBH

By:	/s/ Andreas Schwarzhaupt
	Name:	Andreas Schwarzhaupt
	Title:	Managing Director

CB&I S.R.O.

By:	/s/ Jiri Gregor
	Name:	Jiri Gregor
	Title:	Managing Director

CBI PERUANA S.A.C.

By:	/s/ Cesar Canals
	Name:	Cesar Canals
	Title:	General Manager

HORTON CBI, LIMITED

By:	/s/ Gregory L. Guse
	Name:	Gregory L. Guse
	Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

CB&I (NIGERIA) LIMITED

By:	/s/ Natarajan Sankara Narayanan
	Name:	Natarajan Sankara Narayanan
	Title:	Director

CB&I SINGAPORE PTE LTD.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CB&I NORTH CAROLINA, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SHAW ALLOY PIPING PRODUCTS, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

CB&I WALKER LA, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

CBI OVERSEAS (FAR EAST) INC.

By:	/s/ Joseph Christaldi
	Name:	Joseph Christaldi
	Title:	Director

THE SHAW GROUP INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

LUMMUS GASIFICATION TECHNOLOGY LICENSING COMPANY

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

CB&I LAURENS, INC.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Vice President – Global Tax

SHAW SSS FABRICATORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY (NETHERLANDS), LLC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

CBI US HOLDING COMPANY INC.

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI HOLDCO TWO INC.

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI COMPANY BV

By:	/s/ Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

CB&I HOLDCO, LLC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

CBI UK Cayman Acquisition Ltd.

By:	/s/ Jonathan Paul Stephenson
	Name:	Jonathan Paul Stephenson
	Title:	Company Secretary

CB&I International Inc.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

CB&I Fabrication, LLC

By:	/s/ Hector Gonzalez
	Name:	Hector Gonzalez
	Title:	Vice President Finance

Arabian CBI Ltd.

By:	/s/ Hector Gonzalez
	Name:	Hector Gonzalez
	Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

Arabian CBI Tank Manufacturing Company Inc.

By:	/s/ Hector Gonzalez
	Name:	Hector Gonzalez
	Title:	Director

CB&I Clearfield, Inc.

By:	/s/ Richard Heo
	Name:	Richard Heo
	Title:	Executive Vice President

CB&I El Dorado, Inc.

By:	/s/ Tracey O’Keefe
	Name:	Tracey O’Keefe
	Title:	SVP - Fabrication Services Projects

CB&I Lake Charles

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Vice President, Global Tax

CBI Company Two BV

By:	/s/ Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bridgett J. Manduk Mowry
Name:	Bridgett J. Manduk Mowry
Title:	Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

COLLATERAL AGENT:

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Aamir Saleem
Name:	Aamir Saleem
Title:	Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sophie Lee
Name:	Sophie Lee
Title:	Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Yuriy Tsyganov
Name:	Yuriy Tsyganov
Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

COMPASS BANK, as a Lender

By:	/s/ Payton K. Swope
Name:	Payton K. Swope
Title:	Executive Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mark Maloney
Name:	Mark Maloney
Title:	Authorized Signatory

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

BANK OF MONTREAL, as a Lender

By:	/s/ Michael Gift
Name:	Michael Gift
Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Justin Mitges
Name:	Justin Mitges
Title:	Senior Manager

By:	/s/ Neel Chopra
Name:	Neel Chopra
Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

BNP PARIBAS, as a Lender

By:	/s/ Pierre Nicholas Rogers
Name:	Pierre Nicholas Rogers
Title:	Managing Director

By:	/s/ Florence Pourchet
Name:	Florence Pourchet
Title:	Managing Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Rumesha Ahmed
Name:	Rumesha Ahmed
Title:	Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

FIFTH THIRD BANK, as a Lender

By:	/s/ Eric Ford
Name:	Eric Ford
Title:	Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

LLOYDS BANK PLC, as a Lender

By:	/s/ Daven Ropa
Name:	Daven Ropa
Title:	Vice President

By:	/s/ Jennifer Larrow
Name:	Jennifer Larrow
Title:	Assistant Manager

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

REGIONS BANK, as a Lender

By:	/s/ Bryan L. Cheek
Name:	Bryan L. Cheek
Title:	Sr. Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

RIYAD BANK, HOUSTON AGENCY, as a Lender

By:	/s/ Michael Meiss
Name:	Michael Meiss
Title:	General Manager

By:	/s/ Tim Hartnett
Name:	Tim Hartnett
Title:	Vice President & Administrative Officer

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

NATIONAL BANK OF KUWAIT, S.A.K.P., as a Lender

By:	/s/ Michael G. McHugh
Name:	Michael G. McHugh
Title:	Executive Manager

By:	/s/ Arlette Kittaneh
Name:	Arlette Kittaneh
Title:	Senior Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

THE STANDARD BANK OF SOUTH AFRICA LIMITED, as a Lender

By:	/s/ Grey Fyfe
Name:	Grey Fyfe
Title:	Head MEI

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Samuel M. Ballesteros
Name:	Samuel M. Ballesteros
Title:	Senior Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

BOKF, NA DBA BANK OF TEXAS, as a Lender

By:	/s/ Marian Livingston
Name:	Marian Livingston
Title:	Senior Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ Millie Schild
Name:	Millie Schild
Title:	Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

ING BANK N.V., DUBLIN BRANCH, as a Lender

By:	/s/ Barry Fehily
Name:	Barry Fehily
Title:	Country Manager

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

DBS BANK LTD., as a Lender

By:	/s/ Jacqueline Tan
Name:	Jacqueline Tan
Title:	Senior Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

TORONTO-DOMINION (TEXAS) LLC, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan Rivera
Name:	Jonathan Rivera
Title:	Associate

By:	/s/ Michael D. Novellino
Name:	Michael D. Novellion
Title:	Director

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

ARAB BANKING CORPORATION (B.S.C.), GRAND CAYMAN BRANCH, as a Lender

By:	/s/ Richard Tull
Name:	Richard Tull
Title:	Head of Wholesale Banking, North America

By:	/s/ Tony Berbari
Name:	Toni Berbari
Title:	General Manager, New York Bramch

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

SANTANDER BANK, N.A., as a Lender

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	Senior Vice President

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Robert P. Veltman
Name:	Robert P. Veltman
Title:	Vice President

Chicago Bridge & Iron

Amendment No. 6 to Term Loan Agreement

Signature Page

ANNEX I

CONFORMED CREDIT AGREEMENT

(see attached)

Published CUSIP Numbers: 16725MAK7 (Deal)

Term Loan: 16725MAL5

EXECUTION VERSION

TERM LOAN AGREEMENT1

Dated as of July 8, 2015

among

CHICAGO BRIDGE & IRON COMPANY N.V.,

as Guarantor,

CHICAGO BRIDGE & IRON COMPANY (DELAWARE),

as the Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent and Collateral Agent,

and

The Other Lenders Party Hereto

BANK OF AMERICA MERRILL LYNCH

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Joint Lead Arrangers and Joint Bookrunners

CRÉDIT AGRICOLE CORPORATE,

as Syndication Agent

BNP PARIBAS SECURITIES CORP.,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD

and

COMPASS BANK,

as Co-Documentation Agents

[1]	Conformed version to include Amendments 1, 2, 3, 4, 5 and 6.

Page

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS		1

1.01	Defined Terms	1
1.02	Other Interpretive Provisions	39
1.03	Accounting Terms	40
1.04	Rounding	40
1.05	Times of Day	41
1.06	Supplemental Disclosure	41

ARTICLE II THE COMMITMENTS AND BORROWINGS		41

2.01	Loans	41
2.02	Borrowings, Conversions and Continuations of Loans	41
2.03	Prepayments	42
2.04	Reduction of Commitments	45
2.05	Repayment of Loans	45
2.06	Interest	45
2.07	Fees	46
2.08	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate	46
2.09	Evidence of Debt	47
2.10	Payments Generally; Administrative Agent’s Clawback	47
2.11	Sharing of Payments by Lenders	49
2.12	[Reserved]	49
2.13	Defaulting Lenders	49

ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY		51

3.01	Taxes	51
3.02	Illegality	56
3.03	Inability to Determine Rates	56
3.04	Increased Costs; Reserves on Eurodollar Rate Loans	57
3.05	Compensation for Losses	58
3.06	Mitigation Obligations; Replacement of Lenders	59
3.07	Survival	59

ARTICLE IV CONDITIONS PRECEDENT		60

4.01	Conditions of Initial Advance	60

ARTICLE V REPRESENTATIONS AND WARRANTIES		61

5.01	Organization; Corporate Powers	61
5.02	Authority, Execution and Delivery; Loan Documents	61
5.03	No Conflict; Governmental Consents	62
5.04	No Material Adverse Change	62
5.05	Financial Statements	63
5.06	Payment of Taxes	63

-i-

(continued)

Page

5.07	Litigation; Loss Contingencies and Violations	63
5.08	Subsidiaries	64
5.09	ERISA	64
5.10	Accuracy of Information	65
5.11	Securities Activities	65
5.12	Material Agreements	65
5.13	Compliance with Laws	66
5.14	Assets and Properties	66
5.15	Statutory Indebtedness Restrictions	66
5.16	Insurance	66
5.17	Environmental Matters	66
5.18	Benefits	67
5.19	Solvency	67
5.20	OFAC	67
5.21	PATRIOT Act	67
5.22	Senior Indebtedness	67
5.23	Anti-Corruption Laws	68
5.24	Not an EEA Financial Institution	68
5.25	Security Instruments	68
5.26	Regulation H	69
5.27	Labor Disputes	69

ARTICLE VI AFFIRMATIVE COVENANTS		69

6.01	Financial Report	69
6.02	Notices	71
6.03	Existence, Etc.	75
6.04	Corporate Powers; Conduct of Business	76
6.05	Compliance with Laws, Etc.	76
6.06	Payment of Taxes and Claims; Tax Consolidation	76
6.07	Insurance	76
6.08	Inspection of Property; Books and Records; Discussions	77
6.09	ERISA Compliance	77
6.10	Maintenance of Property	77
6.11	Environmental Compliance	77
6.12	Use of Proceeds	78
6.13	Covenant to Guarantee Obligations and Give Security	78
6.14	Foreign Employee Benefit Compliance	82
6.15	Anti-Corruption Laws	82
6.16	Appraisals	82
6.17	Further Assurances	82
6.18	Most Favored Lender Status	83
6.19	Strategic Transactions	83
6.20	Strategic Review	84

-ii-

(continued)

Page

6.21	Pari Passu Ranking	84
6.22	Hydra Transaction	85

ARTICLE VII NEGATIVE COVENANTS		85

7.01	Indebtedness	85
7.02	Sales of Assets	88
7.03	Liens	89
7.04	Investments	89
7.05	Contingent Obligations	91
7.06	Conduct of Business; Subsidiaries; Acquisitions	91
7.07	Transactions with Shareholders and Affiliates	91
7.08	Restriction on Fundamental Changes	92
7.09	Sales and Leasebacks	92
7.10	Margin Regulations	92
7.11	ERISA	92
7.12	Subsidiary Covenants	93
7.13	Swap Contracts	93
7.14	Issuance of Disqualified Stock	93
7.15	Non-Guarantor Subsidiaries	93
7.16	Intercompany Indebtedness	94
7.17	Restricted Payments	94
7.18	Financial Covenants	94
7.19	Sanctions	95
7.20	Anti-Corruption Laws	95
7.21	Hydra Transaction	95

ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES		96

8.01	Events of Default	96
8.02	Remedies Upon Event of Default	100
8.03	Application of Funds	100

ARTICLE IX ADMINISTRATIVE AGENT		101

9.01	Appointment and Authority	101
9.02	Rights as a Lender	102
9.03	Exculpatory Provisions	102
9.04	Reliance by Administrative Agent	103
9.05	Delegation of Duties	103
9.06	Resignation of Administrative Agent	104
9.07	Non-Reliance on Administrative Agent and Other Lenders	105
9.08	No Other Duties, Etc.	105
9.09	Administrative Agent May File Proofs of Claim	105
9.10	Collateral and Guaranty Matters	106

-iii-

(continued)

Page

9.11	Secured Cash Management Agreements, Secured Hedge Agreements, and Secured Bilateral Letters of Credit	107

ARTICLE X MISCELLANEOUS		107

10.01	Amendments, Etc.	107
10.02	Notices; Effectiveness; Electronic Communication	109
10.03	No Waiver; Cumulative Remedies; Enforcement	111
10.04	Expenses; Indemnity; Damage Waiver	112
10.05	Payments Set Aside	114
10.06	Successors and Assigns	114
10.07	Treatment of Certain Information; Confidentiality	118
10.08	Right of Setoff	119
10.09	Interest Rate Limitation	119
10.10	Counterparts; Integration; Effectiveness	119
10.11	Survival of Representations and Warranties	120
10.12	Severability	120
10.13	Replacement of Lenders	120
10.14	Governing Law; Jurisdiction; Etc.	121
10.15	Waiver of Jury Trial	122
10.16	No Advisory or Fiduciary Responsibility	123
10.17	Electronic Execution of Assignments and Certain Other Documents	123
10.18	USA PATRIOT Act	124
10.19	Entire Agreement	124
10.20	Keepwell	124
10.21	Authorization	124
10.22	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	125

ARTICLE XI GUARANTY		125

11.01	Guaranty	125
11.02	Waivers; Subordination of Subrogation	126
11.03	Guaranty Absolute	127
11.04	Acceleration	128
11.05	Marshaling; Reinstatement	128
11.06	Termination Date	128
11.07	Subordination of Intercompany Indebtedness	128
11.08	Parallel Debt	129
11.09	German Limitation Language	130

-iv-

SCHEDULES

1.01A	Excluded Foreign Subsidiaries
1.01B	Material Subsidiaries
1.01C	Subsidiary Guarantors
2.01	Commitments and Applicable Percentages
5.07	Litigation
5.08	Subsidiaries
5.09	Pensions and Post-Retirement Plans
5.17	Environmental Matters
7.01	Permitted Existing Indebtedness
7.03	Permitted Existing Liens
7.04A	Permitted Existing Investments
7.04B	Permitted Existing J/V Investments
7.05	Permitted Existing Contingent Obligations
7.12	Subsidiary Covenants
7.17	Permitted Restricted Payments
10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A	Borrowing/Election Notice
B	Note
C	Compliance Certificate
D	Assignment and Assumption
E	Officer’s Certificate
F	Subsidiary Guaranty
G-1	Company’s US Counsel’s Opinion
G-2	Company’s Foreign Counsel’s Opinion
H-1–H-4	U.S. Tax Compliance Certificates

-v-

TERM LOAN AGREEMENT

This TERM LOAN AGREEMENT (“Agreement”) is entered into as of July 8, 2015 among CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent.

The Loan Parties (as hereinafter defined) have requested that the Lenders make term loans to the Loan Parties in an aggregate principal amount of up to $500,000,000.00.

The Lenders have agreed to make such loans and other financial accommodations to the Loan Parties on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Accounting Change” has the meaning specified in Section 1.03.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any Person, firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding Equity Interests of another Person.

“Act” has the meaning specified in Section 10.18.

“Adjusted Indebtedness” of a Person means, without duplication, such Person’s Indebtedness but excluding obligations with respect to (a) the undrawn portion of any Performance Letters of Credit (under and as defined in each of the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement), bank guarantees supporting obligations comparable to those supported by performance letters of credit and all reimbursement agreements related thereto and (b) liabilities of such Person or any of its Subsidiaries under any sale and leaseback transaction which do not create a liability on the consolidated balance sheet of such Person.

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Company and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially a form approved by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” means this Credit Agreement.

“Agreement Accounting Principles” means generally accepted accounting principles as in effect in the United States from time to time, applied in a manner consistent with that used in preparing the financial statements of the Company referred to in Section 5.05(b) hereof; provided, however, except as provided in Section 1.03, that with respect to the calculation of financial ratios and other financial tests required by this Agreement, “Agreement Accounting Principles” means generally accepted accounting principles as in effect in the United States as of the date of this Agreement, applied in a manner consistent with that used in preparing the financial statements of the Company referred to in Section 5.05(b) hereof.

“Amendment No. 2 Closing Date” means February 24, 2017, the effective date of Amendment No. 2 to Term Loan Agreement by and among the Company, the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 3 Closing Date” means May 8, 2017, the effective date of Amendment No. 3 and Waiver to Term Loan Agreement by and among the Company, the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 4” means Amendment No. 4 to Term Loan Agreement by and among the Company, the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 4 Closing Date” means May 29, 2017, the effective date of Amendment No. 4.

“Amendment No. 5” means Amendment No. 5 and Waiver to Term Loan Agreement by and among the Company, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Amendment No. 5 Closing Date” means August 9, 2017, the effective date of Amendment No. 5.

“Amendment No. 6” means Amendment No. 6 to Term Loan Agreement by and among the Company, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Amendment No. 6 Closing Date” means December 18, 2017, the effective date of Amendment No. 6.

“Applicable Balance” means (i) with respect to this Agreement, the outstanding balance of Loans as of the Relevant Completion Date; (ii) with respect to the Existing 2013 Revolving Credit Agreement, the average daily Applicable Outstandings (as defined in such agreement) for the 90 day period preceding the Relevant Completion Date; (iii) with respect to the Existing 2015 Revolving Credit Agreement, the average daily Applicable Outstandings (as defined in such agreement) for the 90 day period preceding the Relevant Completion Date; and (iv) with respect to the Note Purchase Agreements, the outstanding principal balance of NPA Notes as of the Relevant Completion Date.

“Applicable Outstandings” means, at any time, the Total Outstandings less the amount of Cash Collateral held by the Administrative Agent at such time.

“Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Facility represented by (a) on or prior to the Closing Date, such Lender’s Commitment at such time and (b) thereafter, the outstanding principal amount of such Lender’s Loans at such time. If the commitment of each Lender to make Loans has been terminated pursuant to Section 8.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means (i) with respect to any Eurodollar Rate Loan, 5.00% per annum; and (ii) with respect to any Base Rate Loan, 4.00% per annum.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” mean each of Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Compass Bank, BNP Paribas Securities Corp., Crédit Agricole Corporate and Investment Bank and The Bank of Tokyo-Mitsubishi UFJ, Ltd., each in its capacity as a joint lead arranger and joint bookrunner.

“Asset Sale” means, with respect to any Person, the sale, lease, conveyance, disposition or other transfer by such Person of any of its assets (including by way of a sale-leaseback transaction, and including the sale or other transfer of any of the Equity Interests of any Subsidiary of such Person, but not the Equity Interests of such Person) to any Person.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank of America” means Bank of America, N.A. and its successors.

“Bankruptcy Code” means 11 U.S.C. § 101 et seq.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00%; provided that in no event shall such rate be less than 0%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Beaumont Facility” means the real and personal property more particularly described as the “Property” and the 74.091 acre tract identified as Tract No. 1 in that certain Special Warranty Deed dated effective August 3, 2007, from Trinity Industries, Inc., as Grantor thereunder to 850 Pine Street, Inc., as Grantee thereunder, recorded as Instrument Number 2007030857 in the Official Public Records of Jefferson County, Texas.

“Benefit Plan” means a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan or Foreign Pension Plan) in respect of which the Company or any other member of the Controlled Group is, or within the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period, made by each of the Lenders pursuant to Section 2.01.

“Bridge Facilities” has the meaning specified in the Hydra Commitment Letters.

“Borrowing/Election Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, in each case pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York or the state where the Administrative Agent’s Office is located, and in respect of any fundings, disbursements, settlements and payments in respect of any Eurodollar Rate Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any Eurodollar Rate Loan, means any such day that is also a London Banking Day.

“Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership, partnership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; (b) domestic and Eurodollar certificates of deposit and time deposits, bankers’ acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies, the long-term indebtedness of which institution at the time of acquisition is rated A- (or better) by S&P or A3 (or better) by Moody’s, and which certificates of deposit and time deposits are fully protected against currency fluctuations for any such deposits with a term of more than ninety (90) days; (c) shares of money market, mutual or similar funds having assets in excess of $100,000,000 and the investments of which are limited to (x) investment grade securities (i.e., securities rated at least Baa by Moody’s or at least BBB by S&P) and (y) commercial paper of United States and foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody’s (all such institutions being, “Qualified Institutions”); (d) commercial paper of Qualified Institutions; provided that the maturities of such Cash Equivalents shall not exceed three hundred sixty-five (365) days from the date of acquisition thereof; and (e) auction rate securities (long-term, variable rate bonds tied to short-term interest rates) that are rated Aaa by Moody’s or AAA by S&P.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Cash Management Agreement.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:

(a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of twenty percent (20%) or more of the voting power of the then-outstanding Capital Stock of the Company entitled to vote generally in the election of the directors of the Company; or

(b) the majority of the board of directors of the Company fails to consist of Continuing Directors; or

(c) except as expressly permitted under the terms of this Agreement, the Company, the Borrower or any Subsidiary Borrower consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its property to any Person, or any Person consolidates with or merges into the Company, the Borrower or any Subsidiary Borrower, in either event pursuant to a transaction in which the outstanding Capital Stock of the Company, the Borrower or such Subsidiary Borrower, as applicable, is reclassified or changed into or exchanged for cash, securities or other property; or

(d) except as otherwise expressly permitted under the terms of this Agreement, the Company shall cease to own and control, either directly or indirectly, all of the economic and voting rights associated with all of the outstanding Capital Stock of each of the Subsidiary Guarantors or shall cease to have the power, directly or indirectly, to elect all of the members of the board of directors of each of the Subsidiary Guarantors.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the Internal Revenue Code of 1986.

“Collateral” shall have the meaning described in the applicable Security Instrument.

“Collateral Agent” means Bank of America in its capacity as Collateral Agent under the Loan Documents pursuant to Section 9.01 or any successor collateral agent.

“Collateral Loan Party” means each Dutch Loan Party, each U.S. Loan Party, each Curaçao Loan Party, each UK Loan Party, each Liechtenstein Loan Party and any other Person in which the Collateral Agent or any Lender is granted a Lien under any Security Instrument as security for all or any portion of the Obligations.

“Combination Agreement” means the Business Combination Agreement, dated as of December 18, 2017, among McDermott International, Inc., the Company and the other entities named therein, as may be amended in accordance with the terms of the Transaction Facilities.

“Commitment” means, as to each Lender, its obligation to make Loans to the Borrower pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, in each case, as such amount may be adjusted from time to time in accordance with this Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Company” has the meaning specified in the introductory paragraph hereto.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Fixed Charges” means, for any period, the sum of (a) Consolidated Long-Term Lease Rentals for such period and (b) consolidated Interest Expense of the Company and its Subsidiaries (including capitalized interest and the interest component of Capitalized Leases) for such period.

“Consolidated Long-Term Lease Rentals” means, for any period, the sum of the minimum amount of rental and other obligations of the Company and its Subsidiaries required to be paid during such period under all leases of real or personal property (other than Capitalized Leases) having a term (including any required renewals or extensions or any renewals or extensions at the option of the lessor or lessee) of one year or more after the commencement of the initial term, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, for any period, the net income (or deficit) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (a) any extraordinary gain or loss (net of any tax effect), (b) cash distributions received by the Company or any Subsidiary from any Eligible Joint Venture and (c) net earnings of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions.

“Consolidated Net Income Available for Fixed Charges” means, for any period, Consolidated Net Income plus, to the extent deducted in determining such Consolidated Net Income, (a) provisions for income taxes, (b) Consolidated Fixed Charges, (c) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Company, (d) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, (e) up to $50,000,000, in the aggregate, of charges, expenses and losses incurred from restructuring and integration activities, including in connection with the Technology Disposition, from the Amendment No. 5 Closing Date through the last day of the fiscal quarter ending December 31, 2018, (f) the amount of any project charges (or Eligible Project Charges, as the case may be) incurred by the Company or its Subsidiaries up to a maximum of (i) $600,000,000 of project charges for the fiscal quarter ending June 30, 2017, (ii) $105,000,000 of Eligible Project Charges for the fiscal quarter ending September 30, 2017, and (iii) $100,000,000 of Eligible Project Charges for the fiscal quarter ending December 31, 2017; provided that unused add backs for project charges may not be rolled forward and used in a subsequent quarter and (g) equity earnings booked or recognized by the Company or any of its Subsidiaries from Eligible Joint Ventures not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreements) of EBITDA of the Company pursuant to clauses (a) through (g) of the definition thereof for such period.

“Contaminant” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls (“PCBs”), or any constituent of any such substance or waste, and includes but is not limited to these terms as defined in Environmental, Health or Safety Requirements of Law.

“Contingent Obligation”, as applied to any Person, means any Contractual Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received. The amount of any Contingent Obligation shall be equal to the present value of the portion of the obligation so guaranteed or otherwise supported, in the case of known recurring obligations, and the maximum reasonably anticipated liability in respect of the portion of the obligation so guaranteed or otherwise supported assuming such Person is required to perform thereunder, in all other cases.

“Continuing Bilateral LOC Credit Facilities” means (a) those Bilateral LOC Credit Facilities (as defined in the Intercreditor Agreement) which, as evidenced by a confirmatory letter delivered by the relevant Bilateral Bank (as defined in the Intercreditor Agreement) on or prior to the Amendment No. 6 Closing Date, will remain available following completion of the Hydra Transaction; and (b) each of the letter of credit facilities identified in writing by the Company to the Administrative Agent on the Amendment No. 6 Closing Date.

“Continuing Director” means, with respect to any person as of any date of determination, any member of the board of directors of such Person who (a) was a member of such board of directors on the Closing Date, or (b) was nominated for election or elected to such board of directors with the approval of the required majority of the Continuing Directors who were members of such board at the time of such nomination or election; provided that an individual who is so elected or nominated in connection with a merger, consolidation, acquisition or similar transaction shall not be a Continuing Director unless such individual was a Continuing Director prior thereto.

“Contractual Obligation”, as applied to any Person, means any provision of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Group” means the group consisting of (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company; (b) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with the Company; and (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Company, any corporation described in clause (a) above or any partnership or trade or business described in clause (b) above.

“Curaçao Collateral” shall mean and include all “Collateral” (or any similarly defined term) as defined in the Curaçao Security Agreement.

“Curaçao Loan Party” shall mean each Subsidiary Guarantor organized under the laws of Curaçao.

“Curaçao Security Agreement” shall mean each of the security documents expressed to be governed by the laws of Curaçao (as modified, supplemented, amended or amended and restated from time to time) covering certain of such Curaçao Loan Party’s present and future Curaçao Collateral.

“Curaçao Security Instruments” shall mean the Curaçao Security Agreement and all other agreements (including control agreements), notices of security interest, instruments, joinders thereto, supplements thereto, and other documents, whether now existing or hereafter in effect, pursuant to which a Curaçao Loan Party shall grant or convey to the Collateral Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, as any of them has been or may be amended, amended and restated, modified or supplemented from time to time.

“Customary Permitted Liens” means:

(a) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or (if foreclosure, distraint, sale or other similar proceedings shall not have been commenced or any such proceeding after being commenced is stayed) which are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

(b) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen, service providers or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

(c) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds; provided that (i) all such Liens do not in the aggregate materially detract from the value of the Company’s or its Subsidiary’s assets or property taken as a whole or materially impair the use thereof in the operation of the businesses taken as a whole, and (ii) all Liens securing bonds to stay judgments or in connection with appeals do not secure at any time an aggregate amount exceeding $5,000,000;

(d) Liens arising with respect to zoning restrictions, easements, encroachments, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges, restrictions or encumbrances on the use of real property which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its respective Subsidiaries;

(e) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against the Company or any of its Subsidiaries which do not constitute a Default under Section 8.01(h) hereof; and

(f) any interest or title of the lessor in the property subject to any operating lease entered into by the Company or any of its Subsidiaries in the ordinary course of business.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum.

“Defaulting Lender” means, subject to Section 2.13(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Company or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder

(provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that for the avoidance of doubt, a Lender shall not be a Defaulting Lender solely by virtue of (i) the ownership or acquisition of any Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority or (ii) in the case of a Solvent Person, the precautionary appointment of an administrator, guardian, custodian or other similar official by a Governmental Authority under or based on the Law of the country where such Person is subject to home jurisdiction supervision if applicable Law requires that such appointment not be publicly disclosed, in any such case, so long as such ownership interest or where such action (as applicable) does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.13(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company and each Lender promptly following such determination.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Direct Foreign Subsidiary” means a Subsidiary other than a Domestic Subsidiary a majority of whose Voting Securities, or a majority of whose Subsidiary Securities, are owned by a Domestic Subsidiary.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after the Maturity Date.

“DOL” means the United States Department of Labor and any Person succeeding to the functions thereof.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary of the Company (a) that is organized under the laws of the United States, any state thereof or the District of Columbia and (b) substantially all of the operations of which are conducted within the United States.

“Dutch Collateral” shall mean and include all “Collateral” (or any similarly defined term) as defined in the Dutch Security Agreement.

“Dutch Loan Party” means each Subsidiary Guarantor organized under the laws of The Netherlands.

“Dutch Security Agreement” shall mean each of the security documents expressed to be governed by the laws of The Netherlands (as modified, supplemented, amended or amended and restated from time to time) covering certain of such Dutch Loan Party’s present and future Dutch Collateral.

“Dutch Security Instruments” shall mean the Dutch Security Agreement and all other agreements (including control agreements), notices of security interest, instruments, joinders thereto, supplements thereto, and other documents, whether now existing or hereafter in effect, pursuant to which a Dutch Loan Party shall grant or convey to the Collateral Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, as any of them has been or may be amended, amended and restated, modified or supplemented from time to time.

“EBIT” means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with Agreement Accounting Principles, of (a) Consolidated Net Income, plus (b) Interest Expense to the extent deducted in computing Consolidated Net Income, plus (c) charges against income for foreign, federal, state and local taxes to the extent deducted in computing Consolidated Net Income, plus (d) any other non-recurring non-cash charges (excluding any such non-cash charges to the extent any such non-cash charge becomes, or is expected to become, a cash charge in a later period) to the extent deducted in computing Consolidated Net Income, plus (e) extraordinary losses incurred other than in the ordinary course of business to the extent deducted in computing Consolidated Net Income, minus (f) any non-recurring non-cash credits to the extent added in computing Consolidated Net Income, minus (g) extraordinary gains realized other than in the ordinary course of business to the extent added in computing Consolidated Net Income.

“EBITDA” means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with Agreement Accounting Principles, of (a) EBIT, plus (b) depreciation expense to the extent deducted in computing Consolidated Net Income, plus (c) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Net Income, plus (d) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, plus (e) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the

Company, plus (f) up to $50,000,000, in the aggregate, of charges, expenses and losses incurred from restructuring and integration activities, including in connection with the Technology Disposition, from the Amendment No. 5 Closing Date through the last day of the fiscal quarter ending December 31, 2018, plus (g) the amount of any project charges (or Eligible Project Charges, as the case may be) incurred by the Company or its Subsidiaries up to a maximum of (i) $65,000,000 of project charges for the fiscal quarter ending March 31, 2017, (ii) $600,000,000 of project charges for the fiscal quarter ending June 30, 2017, (iii) $105,000,000 of Eligible Project Charges for the fiscal quarter ending September 30, 2017, and (iv) $100,000,000 of Eligible Project Charges for the fiscal quarter ending December 31, 2017; provided that unused add backs for project charges may not be rolled forward and used in a subsequent quarter, and plus (h) equity earnings booked or recognized by the Company or any of its Subsidiaries from Eligible Joint Ventures not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreements) of EBITDA pursuant to clauses (a) through (g) of this definition for such period.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any Person that is primarily engaged in the business of commercial banking and that (a) is a Lender or an Affiliate of a Lender, (b) shall have senior unsecured long-term debt ratings which are rated at least BBB (or the equivalent) as publicly announced by S&P or Fitch Investors Services, Inc. or Baa2 (or the equivalent) as publicly announced by Moody’s or (c) shall otherwise be reasonably acceptable to the Administrative Agent.

“Eligible Joint Venture” means, at each time of determination, a joint venture of the Company or any of its Subsidiaries that has been designated as such to the Administrative Agent (a) for which annual unaudited financial statements and quarterly unaudited financial statements have been delivered to the Administrative Agent and the Lenders, in each case such financial statements prepared in accordance with GAAP and otherwise in form and substance reasonably satisfactory to the Administrative Agent, (b) of which between a 20% and 50% interest in the profits or capital thereof is owned by the Company or one or more of its Subsidiaries, or the Company and one or more of its Subsidiaries, (c) for which the Eligible Joint Venture Leverage Ratio of such joint venture is less than 1.00 to 1.00, and (d) that is validly existing under the Laws of its jurisdiction of organization or formation (or equivalent); provided, however, that there may not be more than ten (10) designated Eligible Joint Ventures at any time.

“Eligible Joint Venture Consolidated Net Income” means, for any period, the net income (or deficit) of any joint venture of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (a) any extraordinary gain or loss (net of any tax effect) and (b) net earnings of any Person (other than a Subsidiary) in which such joint venture or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by such joint venture or such Subsidiary in the form of cash distributions.

“Eligible Joint Venture EBITDA” means, for any period, for any joint venture of the Company or any of its Subsidiaries, an amount equal to Eligible Joint Venture Consolidated Net Income for such period, plus (a) the following to the extent deducted in calculating such Eligible Joint Venture Consolidated Net Income: (i) Eligible Joint Venture Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by such joint venture for such period, (iii) depreciation and amortization expense and (iv) other non-recurring expenses of such joint venture reducing such Eligible Joint Venture Consolidated Net Income which do not represent a cash item in such period or any future period, and minus (b) the following to the extent included in calculating such Eligible Joint Venture Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of such joint venture for such period and (ii) all non-cash items increasing Eligible Joint Venture Consolidated Net Income for such period.

“Eligible Joint Venture Interest Charges” means, for any period, for any joint venture of the Company or any of its Subsidiaries, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of such joint venture in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of such joint venture with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Eligible Joint Venture Leverage Ratio” means, as of any date of determination, for any joint venture of the Company, the ratio of (a) Indebtedness for such joint venture of the Company or any of its Subsidiaries, on a consolidated basis, to (b) Eligible Joint Venture EBITDA for the period of the four prior fiscal quarters ending on or most recently ended prior to such date.

“Eligible Project Charges” means project charges incurred on the Calpine York II Power Plant, IPL Eagle Valley CCGT Power Plant, Freeport LNG and Cameron LNG projects being undertaken by the Company and its Subsidiaries.

“Eligible Reinvestment Proceeds” has the meaning specified in Section 2.03(b)(v).

“Environmental, Health or Safety Requirements of Law” means all Requirements of Law derived from or relating to foreign, federal, state and local laws or regulations relating to or addressing pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., in each case including any amendments thereto, any successor statutes, and any regulations or guidance promulgated thereunder, and any state or local equivalent thereof.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Lien” means a lien in favor of any Governmental Authority for (a) any liability under Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock). Equity Interests will not include any Incentive Arrangements or obligations or payments thereunder.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Rate” means:

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two (2) Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;

provided that in no event shall such rate be less than 0%; provided, further that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied to the applicable Interest Period in a manner consistent with market practice; and provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

“Eurodollar Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate”.

“Event of Default” has the meaning specified in Section 8.01.

“Excess Cash” means on any Business Day (i) prior to the completion of the Technology Disposition, any Unrestricted Cash in excess of $50,000,000 and any Restricted Cash in excess of $75,000,000; and (ii) thereafter, any Unrestricted Cash in excess of $25,000,000 and any Restricted Cash in excess of $75,000,000.

“Excluded Disposal Proceeds” means any Net Cash Proceeds (a) realized from a Permitted Sale and Leaseback Transaction under clause (a)(i) of the definition thereof, (b) received from Dispositions of scrap materials in an amount up to $10,000,000 in the aggregate and (c) received from a Disposition of the Beaumont Facility in an amount up to $10,000,000.

“Excluded Foreign Subsidiary” means any Foreign Subsidiary set forth on Schedule 1.01A and any Foreign Subsidiary or Domestic Disregarded Subsidiary as described in the proviso in Section 6.13(a).

“Excluded Insurance/Condemnation Proceeds” means (a) Net Insurance/Condemnation Proceeds received from all casualty events related to the Beaumont Facility as a result of “Hurricane Harvey” after the Amendment No. 6 Closing Date to the extent the aggregate amount of such proceeds is equal to or less than $67,000,000 and (b) any Net Insurance/Condemnation Proceeds received from any other single casualty event that are less than $10,000,000.

“Excluded Joint Venture” means a Subsidiary that is a joint venture or an unincorporated association that is not required to become a Guarantor pursuant to Section 6.13.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.20 and any other “keepwell, support or other agreement” for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Existing 2012 Term Loan Credit Agreement” means that certain Term Loan Agreement dated as of December 21, 2012 by and among the Company, the Borrower, as borrower, the lenders party thereto and Bank of America, N.A., as administrative agent, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Existing 2013 Revolving Credit Agreement” means that certain Credit Agreement dated as of October 28, 2013 by and among the Company, the Borrower and certain other Subsidiaries of the Company party thereto, as borrowers, the lenders party thereto and Bank of America, N.A., as administrative agent, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Existing 2015 Revolving Credit Agreement” means that certain Amended and Restated Revolving Credit Agreement dated as of July 8, 2015 by and among the Company, the Borrower and certain other Subsidiaries of the Company party thereto, as borrowers, the lenders party thereto and Bank of America, N.A., as administrative agent, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Facility” means (a) on or prior to the Closing Date, the aggregate amount of the Commitments at such time and (b) thereafter, the Total Outstandings.

“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, and (b) all Obligations have been paid in full (other than (i) contingent indemnification obligations that are not yet due and (ii) obligations and liabilities under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Bilateral Letters of Credit (other than any such obligations for which notice has been received by the Administrative Agent that either (x) amounts are currently due and payable under such Secured Cash Management Agreement or Secured Hedge Agreement, or unreimbursed drawings are outstanding under Secured Bilateral Letters of Credit, as applicable, or (y) no arrangements reasonably satisfactory to the applicable Cash Management Bank, Hedge Bank or LOC Bank have been made)).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means (a) the letter agreement, dated May 21, 2015, among the Company, the Borrower, the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated, (b) the letter agreement, dated May 24, 2017, among the Company, the Borrower, the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated, (c) the letter agreement, dated as of August 9, 2017, among the Company, the Initial Borrower, the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated and (d) the letter agreement, dated as of December 18, 2017, among the Company, the Initial Borrower and the Administrative Agent.

“FEMA” has the meaning assigned to such term in Section 6.07.

“Financial Officer” means any of the chief financial officer, principal accounting officer, treasurer or controller of the Company, acting singly.

“Flood Hazard Property” means any Mortgaged Property that is in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards.

“Foreign Employee Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of the Company, any of its respective Subsidiaries or any members of its Controlled Group and is not covered by ERISA pursuant to ERISA Section 4(b)(4).

“Foreign Lender” means a Lender that is not a U.S. Person. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Pension Plan” means any employee benefit plan as described in Section 3(3) of ERISA for which the Company or any member of its Controlled Group is a sponsor or administrator and which (a) is maintained or contributed to for the benefit of employees of the Company, any of its respective Subsidiaries or any member of its Controlled Group, (b) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (c) under applicable local law, is required to be funded through a trust or other funding vehicle.

“Foreign Subsidiary” means a Subsidiary of the Company which is not a Domestic Subsidiary.

“Freeport Joint Ventures” means the joint ventures related to the Freeport Liquefaction Project.

“FTI” has the meaning specified in Section 6.20.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“German Security Agreement” shall mean each of the security documents expressed to be governed by the laws of Germany (as modified, supplemented, amended or amended and restated from time to time) covering certain of such Loan Party’s present and future Collateral located in, or subject to the laws of, Germany.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranteed Obligations” has the meaning specified in Section 11.01(a).

“Guarantors” means, collectively, (a) the Subsidiary Guarantors, (b) the Company and (c) with respect to (i) Obligations owing by any Loan Party under any Secured Hedge Agreement, Secured Cash Management Agreement or Secured Bilateral Letter of Credit and (ii) the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to all Swap Obligations, the Borrower.

“Guaranty” means each of (a) the guaranty by the Company of all of the Obligations of the Borrower pursuant to Article XI of this Agreement and (b) the Subsidiary Guaranty, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person that, (a) at the time it enters into a Swap Contract not prohibited by this Agreement, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Swap Contract not prohibited by this Agreement, in each case, in its capacity as a party to such Swap Contract.

“Hydra Commitment Letters” has the meaning given to such term in the definition of “Hydra Transaction”.

“Hydra Make-Whole Amount” means the Modified Make-Whole Amount (as defined in the Note Purchase Agreements as of the Amendment No. 6 Closing Date) due to the Noteholders as a result of the Hydra Transaction in accordance with Section 9.13 of the Note Purchase Agreements as in effect on the Amendment No. 6 Closing Date.

“Hydra Merger Documentation” has the meaning given to such term in the definition of “Hydra Transaction”.

“Hydra Transaction” means the transactions contemplated by (i) the Combination Agreement (including, but not limited to, the Comet Technology Acquisition, the Exchange Offer, the Merger, the Share Sale and the Liquidation (each as defined in the Combination Agreement)) and any other definitive transaction documentation in connection therewith (collectively and as may be amended in accordance with the terms of the Transaction Facilities, the “Hydra Merger Documentation”) and (ii) the debt commitment letters and related agreements in respect of a bridge facility, revolving credit facility and letter of credit facility in respect of such merger (collectively and as may be amended in accordance with the terms of the Transaction Facilities, the “Hydra Commitment Letters” and, together with the Hydra Merger Documentation, the “Hydra Transaction Documentation”).

“Hydra Transaction Documentation” has the meaning given to such term in the definition of “Hydra Transaction”.

“Incentive Arrangements” means any stock ownership, restricted stock, stock option, stock appreciation rights, “phantom” stock plans, employment agreements, non-competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with the retention of executives, officers or employees of the Company and its Subsidiaries.

“Indebtedness” of a Person means, without duplication, such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property or services (other than (i) accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade, and (ii) purchase price adjustments, earnouts or other similar forms of contingent purchase prices), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property or assets now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances or other instruments, (e) Capitalized Lease Obligations, (f) Contingent Obligations, (g) obligations with respect to any letters of credit, bank guarantees and similar instruments, including, without limitation, Financial Letters of Credit and Performance Letters of Credit (in each case, under and as defined in each of the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement), and all reimbursement agreements related thereto, (h) Off-Balance Sheet Liabilities and (i) Disqualified Stock.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

“Intercreditor Agreement” means (a) the Intercreditor and Collateral Agency Agreement dated as of the Amendment No. 4 Closing Date, among the Administrative Agent (on behalf of the Secured Bank Creditors), the Noteholders, and the Collateral Agent, as modified, amended, amended and restated or supplemented from time to time and (b) any other intercreditor agreement subsequently executed among the Administrative Agent (on behalf of the Secured Bank Creditors), the Noteholders, and the Collateral Agent (it being understood that an intercreditor agreement having terms substantially similar to the Intercreditor Agreement dated as of the Amendment No. 4 Closing Date is satisfactory to the extent such Indebtedness is secured on a pari passu basis with the Obligations).

“Interest Expense” means, for any period, the total gross interest expense of the Company and its consolidated Subsidiaries, whether paid or accrued, including, without duplication, the interest component of Capitalized Leases, commitment and letter of credit fees, the discount or implied interest component of Off-Balance Sheet Liabilities, capitalized interest expense, pay-in-kind interest expense, amortization of debt documents and net payments (if any) pursuant to Swap Contracts relating to interest rate protection, all as determined in conformity with Agreement Accounting Principles.

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date.

“Interest Period” means as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date seven days, one month, two months, three months or six months thereafter (or, subject to the Administrative Agent’s receipt of all Lenders’ consent, another period so long as such period is not more than twelve (12) months), as selected by the Borrower in its Borrowing/Election Notice, or such other period that is twelve months or less requested by the Borrower and consented to by all of the Lenders; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

(b) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the Maturity Date.

“Investment” means, with respect to any Person, (a) any purchase or other acquisition by that Person of any Indebtedness, Equity Interests or other securities, or of a beneficial interest in any Indebtedness, Equity Interests or other securities, issued by any other Person; (b) any purchase by that Person of all or substantially all of the assets of a business (whether of a division, branch, unit operation, or otherwise) conducted by another Person; and (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business) or capital contribution actually invested by that Person to any other Person (but excluding any subsequent passive increases or accretions to the value of such initial capital contribution), including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business.

“IRS” means the United States Internal Revenue Service.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“LC Facility” has the meaning specified in the Hydra Commitment Letters.

“Lenders” means the lending institutions listed on the signature pages of this Agreement as a Lender and their respective successors and assigns.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent.

“Leverage Ratio” has the meaning specified in Section 7.18(a).

“LIBOR” has the meaning specified in the definition of Eurodollar Rate.

“Liechtenstein Collateral” shall mean and include all “Collateral” (or any similarly defined term) as defined in the Liechtenstein Security Agreement.

“Liechtenstein Loan Party” shall mean each Subsidiary Guarantor organized under the laws of Liechtenstein.

“Liechtenstein Security Agreement” shall mean each of the security documents expressed to be governed by the laws of Liechtenstein (as modified, supplemented, amended or amended and restated from time to time) covering certain of such Liechtenstein Loan Party’s present and future Liechtenstein Collateral.

“Liechtenstein Security Instruments” shall mean the Liechtenstein Security Agreement and all other agreements (including control agreements), notices of security interest, instruments, joinders thereto, supplements thereto, and other documents, whether now existing or hereafter in effect, pursuant to which a Liechtenstein Loan Party shall grant or convey to the Collateral Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, as any of them has been or may be amended, amended and restated, modified or supplemented from time to time.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

“Loan” means an extension of credit by a Lender to the Borrower under Article II. All Loans shall be denominated in Dollars.

“Loan Documents” means this Agreement, each Note, the Fee Letters, each Security Instrument, each Guaranty, and the Intercreditor Agreement, in each case, together with all amendments, supplements and joinders thereto from time to time.

“Loan Parties” means, collectively, the Company, the Borrower and each Subsidiary Guarantor.

“LOC Bank” means any Lender or Affiliate of a Lender that has issued (or issues) a performance or financial letter of credit for the account of the Company and/or any (or one or more) Subsidiary of the Company that is permitted to be secured by a Lien on Collateral pursuant to Section 7.03(h). For the avoidance of doubt (i) at any point that a Lender ceases to be a Lender then such Person (and any Affiliate of such Person) shall cease to be a LOC Bank and (ii) at such time the issuer of any performance or financial letter of credit for the account of the Company and/or any (or one or more) Subsidiary of the Company becomes a Lender (or becomes an Affiliate of a Lender) such Person shall automatically become a LOC Bank until such time that such Person (or Affiliate of such Person) ceases to be a Lender.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Margin Stock” shall have the meaning ascribed to such term in Regulation U.

“Material Adverse Effect” means a material adverse effect upon (a) the business, condition (financial or otherwise), operations, performance, properties or results of operations of the Company, any other Borrower, or the Company and its Subsidiaries, taken as a whole, (b) the collective ability of the Company or any of its Subsidiaries to perform their respective obligations under the Loan Documents, or (c) the ability of the Lenders, the Administrative Agent or the Collateral Agent to enforce the Obligations; it being understood and agreed that the occurrence of a Product Liability Event shall not constitute an event which causes a “Material Adverse Effect” unless and until the aggregate amount of, or attributable to, Product Liability Events (to the extent not covered by third-party insurance as to which the insured does not dispute coverage) exceeds, during any period of twelve (12) consecutive months, the greater of (x) $20,000,000 and (y) 20% of EBITDA (for the then most recently completed period of four fiscal quarters of the Company).

“Material Indebtedness” is defined in Section 8.01(e).

“Material Subsidiary” means, without duplication, (a) each Subsidiary Borrower and (b) any Subsidiary that directly or indirectly owns or Controls any Subsidiary Borrower or other Material Subsidiary and (c) any other Subsidiary (i) the consolidated net revenues of which for the most recent fiscal year of the Company for which audited financial statements have been delivered pursuant to Section 6.01(b) were greater than five percent (5%) of the Company’s consolidated net revenues for such fiscal year or (ii) the consolidated assets of which as of the end of such fiscal year were greater than five percent (5%) of the Company’s consolidated assets as of such date; provided that if at any time the aggregate amount of the consolidated net revenues or consolidated assets of all Subsidiaries that are not Material Subsidiaries exceeds twelve and a half percent (12.5%) of the Company’s consolidated net revenues for any such fiscal year or twelve and a half percent (12.5%) of the Company’s consolidated assets as of the end of any such fiscal year, the Company (or, in the event the Company has failed to do so within ten (10) days, the Administrative Agent) shall designate sufficient Subsidiaries as “Material Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Material Subsidiaries. For purposes of making the determinations required by this definition, (x) revenues and assets of Foreign Subsidiaries shall be converted into Dollars at the rates used in preparing the consolidated balance sheet of the Company included in the applicable financial statements and (y) revenues and assets of Excluded Joint Ventures shall be disregarded. The Material Subsidiaries on the Amendment No. 6 Closing Date are identified in Schedule 1.01B hereto.

“Maturity Date” means July 8, 2020; provided, however, that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.

“Maximum Funded Debt Cap” has the meaning specified in Section 7.01(ii).

“Minimum Availability” has the meaning specified in Section 7.18(c).

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means any mortgage, deed of trust, trust deed or other equivalent document now or hereafter encumbering any fee-owned real property of any Domestic Subsidiary in favor of the Collateral Agent, on behalf of the Secured Creditors, as security for any of the Obligations, each of which shall be in form and substance reasonably acceptable to the Collateral Agent.

“Mortgage Instruments” means such title reports, ALTA title insurance policies (with endorsements), evidence of zoning compliance, property insurance, flood certifications and flood insurance (and, if applicable FEMA form acknowledgements of insurance), opinions of counsel, ALTA surveys, appraisals, environmental assessments and reports, mortgage tax affidavits and declarations and other similar information and related certifications as are reasonably requested by, and in form and substance reasonably acceptable to, the Collateral Agent from time to time.

“Mortgaged Properties” means, collectively, the real properties owned by the Loan Parties subject to a Mortgage, including, without limitation, all buildings, improvements, structures and fixtures now or subsequently located thereon and owned by any such Loan Party, pursuant to which each Lender shall have received completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance) duly executed by each Loan Party relating thereto.

“Multiemployer Plan” means a “Multiemployer Plan” as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either the Company or any member of the Controlled Group.

“NEH” means Nuclear Energy Holdings, L.L.C., a Delaware limited liability company and wholly-owned Subsidiary of the Company.

“Net Cash Proceeds” means:

(a) with respect to any Asset Sale, Disposition or Sale and Leaseback Transaction by any Person but excluding any Asset Sale or Disposition (including any taking) giving rise to Net Insurance/Condemnation Proceeds and any Asset Sale to the Company or any of its wholly-owned Subsidiaries, (i) cash or Cash Equivalents (freely convertible into Dollars) received by such Person or any Subsidiary of such Person from such Asset Sale or Sale and Leaseback Transaction (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such Asset Sale, Disposition or Sale and Leaseback Transaction), after (A) provision for all income or other Taxes measured by or resulting from such Asset Sale or Sale and Leaseback Transaction, (B) payment of all brokerage commissions and other fees and expenses and commissions related to such Asset Sale, Disposition or Sale and Leaseback Transaction, (C) all amounts used to make any mandatory prepayment of Indebtedness (and any premium or penalty thereon) secured by a Lien on any asset disposed of in such Asset Sale, Disposition or Sale and Leaseback Transaction as required by the express terms of the instrument governing such Indebtedness or by applicable law and (D) the amount of any reasonable reserve established in accordance with GAAP against any working capital or other adjustments to the sale price, in each case, as described in the applicable definitive purchase agreement; provided that (x) a cash amount equal to any such reserve is held in a blocked account opened with the Collateral Agent and (y) the amount of any subsequent reduction of such reserve shall be deemed to be Net Cash Proceeds of such Asset Sale or Disposition received on the date of such reduction; and (ii) cash or Cash Equivalents payments in respect of any other consideration received by such Person or any Subsidiary of such Person from such Asset Sale, Disposition or Sale and Leaseback Transaction upon receipt of such cash payments by such Person or such Subsidiary; and

(b) with respect to the sale or issuance of any Capital Stock by the Company or any of its Subsidiaries, or the incurrence or issuance of any Indebtedness by the Company or any of its Subsidiaries, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, fees and other reasonable and customary out-of-pocket expenses, incurred by Company or such Subsidiary in connection therewith.

“Net Insurance/Condemnation Proceeds” means an amount equal to (a) any cash or Cash Equivalents received by the Company or any of its Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder of any assets of the Company or any of its Subsidiaries or (ii) as a result of the taking of any assets of the Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (b) (i) any actual out-of-pocket costs incurred by the Company or any of its Subsidiaries in connection with the adjustment, settlement or collection of any claims of the Company or such Subsidiary in respect thereof, (ii) all amounts used to make any mandatory prepayment of Indebtedness (and any premium or penalty thereon) secured by a Lien on any such assets referred to in clause (a) of this definition as required by the express terms of the instrument governing such Indebtedness or by applicable law, (iii) in the case of a taking, the reasonable out-of-pocket costs of putting any affected property in a safe and secure position, and (iv) any selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar Taxes and the Company’s good faith estimate of income Taxes paid or payable in connection with any sale or taking of such assets as referred to in clause (a) of this definition.

“Non-Collateral Loan Party” means a Loan Party that is not a Collateral Loan Party.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.01 and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Loan Party” means any Subsidiary of the Company that is neither a Loan Party nor a Collateral Loan Party.

“Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender to the Borrower, substantially in the form of Exhibit B.

“Noteholders” has the meaning assigned to such term in in Intercreditor Agreement.

“Note Purchase Agreements” means the 2012 Note Purchase Agreement and the 2015 Note Purchase Agreement.

“NPA Notes” means senior notes in an aggregate original principal amount of up to $1,100,000,000 issued by the Borrower pursuant to the Note Purchase Agreements as set forth therein, so long as (a) such Indebtedness is unsecured and (b) if secured, the Persons providing such Indebtedness shall be bound by the terms of the Intercreditor Agreement.

“Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Secured Cash Management Agreement, Secured Hedge Agreement or Secured Bilateral Letter of Credit, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the Obligations shall exclude any Excluded Swap Obligations.

“OFAC” means the Office of Foreign Assets Control.

“Off-Balance Sheet Liabilities” of a Person means (a) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to Receivables sold by such Person or any of its Subsidiaries, (b) any liability of such Person or any of its Subsidiaries under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person, (c) any liability of such Person or any of its Subsidiaries under any financing lease or so-called “synthetic lease” or “tax ownership operating lease” transaction, or (d) any obligations of such Person or any of its Subsidiaries arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).

“Outstanding Amount” means, on any date, the aggregate outstanding principal amount of the Loans after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date.

“Participant” has the meaning specified in Section 10.06(d).

“Participant Register” has the meaning specified in Section 10.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Permitted Existing Contingent Obligations” means the Contingent Obligations of the Company and its Subsidiaries identified as such on Schedule 7.05 to this Agreement.

“Permitted Existing Indebtedness” means the Indebtedness of the Company and its Subsidiaries identified as such on Schedule 7.01 to this Agreement.

“Permitted Existing Investments” means the Investments of the Company and its Subsidiaries identified as such on Schedule 7.04A to this Agreement.

“Permitted Existing J/V Investments” means the Investments of the Company and its Subsidiaries in joint ventures (other than Subsidiaries) and other nonconsolidated Subsidiaries identified as such on Schedule 7.04B to this Agreement.

“Permitted Existing Liens” means the Liens on assets of the Company and its Subsidiaries identified as such on Schedule 7.03 to this Agreement.

“Permitted Refinancing” means, with respect to any Indebtedness (the “Refinanced Indebtedness”), any refinancings, refundings, renewals or extensions thereof (the “Refinancing Indebtedness” thereof); provided that (a) at the time of such refinancing, refunding, renewal or extension, no Default has occurred and is continuing, (b) the amount of such Refinancing Indebtedness does not exceed the amount of such Refinanced Indebtedness except by an amount equal to customary underwriting discounts, fees or commissions, expenses and prepayment premium (if any) incurred in connection with such refinancing, refunding, renewal or extension, plus any existing commitments unutilized under such Refinanced Indebtedness and (c) such Refinancing Indebtedness (i) has a weighted average maturity (measured as of the date of such refinancing, refunding, renewal or extension) and a maturity no shorter than that of such Refinanced Indebtedness, (ii) is not secured by any property or any Lien other than that (if any) securing such Refinanced Indebtedness, (iii) is not guaranteed by or secured by any property of any guarantor or other obligor which is not also a guarantor or obligor of such Refinanced Indebtedness, (iv) if such Refinanced Indebtedness is subordinated in right of payment to the Obligations, is subordinated in right of payment to the Obligations on terms no less favorable to the Lenders than those contained in the documentation governing such Refinanced Indebtedness, (v) does not have covenants, events of default or other material terms, taken as a whole, that are less favorable to the Loans Parties than those of the Refinanced Indebtedness and (vi) has an interest rate not exceeding the then-applicable market interest rate.

“Permitted Sale and Leaseback Transactions” means (a)(i) any Sale and Leaseback Transaction of the Company’s administrative headquarters facility in The Woodlands, Texas or (ii) any Sale and Leaseback Transaction (other than in connection with clause (a)(i)) of all or any portion of the Company’s other property, in each case on terms acceptable to the Administrative Agent and only to the extent that the aggregate amount of Net Cash Proceeds from all such Permitted Sale and Leaseback Transactions is less than or equal to $50,000,000 and (b) any Sale and Leaseback Transaction of the Company’s facility in Plainfield, Illinois.

“Person” means any individual, corporation, firm, enterprise, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company or other entity of any kind, or any government or political subdivision or any agency, department or instrumentality thereof.

“Plan” means an employee benefit plan defined in Section 3(3) of ERISA, other than a Multiemployer Plan, in respect of which the Company or any member of the Controlled Group is, or within the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA.

“Platform” has the meaning specified in Section 6.02.

“Pledged Interests” means the Subsidiary Securities heretofore pledged to the Collateral Agent and the Subsidiary Securities required to be pledged as Collateral pursuant to this Agreement or the terms of any Security Instrument.

“Prepayment Proceeds (NPA Notes) Cash” has the meaning specified in Section 2.03(b)(iv).

“Product Liability Event” means, solely in connection with asbestos-related claims and litigation, (a) the entry of one or more final judgments or orders against the Company or any Subsidiary, or (b) the Company or any Subsidiary (i) enters into settlements for the payment of money or (ii) pays any legal expenses associated with such judgment, orders or settlements and any and all other aspects of any claims and litigation associated therewith, and with respect to such judgments or orders, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect.

“Project Bluefin” means, collectively, the acquisition by a direct, wholly owned subsidiary of Westinghouse Electric Company LLC (“WECLLC”) of all of the issued and outstanding shares of capital stock or membership interests of certain direct and indirect subsidiaries of the Company (the “Transferred Companies”) pursuant to that certain Purchase Agreement by and among the Company, the Transferred Companies, WECLLC and a direct, wholly owned subsidiary of WECLLC, as amended, and all transactions and Dispositions pursuant thereto and in connection therewith.

“Project Jazz” means, collectively, the Disposition by the Company of the Capital Services business.

“Public Lender” has the meaning specified in Section 6.02.

“Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receivable(s)” means and includes all of the Company’s and its consolidated Subsidiaries’ presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of the Company or its Subsidiaries, as applicable, to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

“Recipient” means the Administrative Agent or any Lender, as applicable.

“Register” has the meaning specified in Section 10.06(c).

“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks, non-banks and non-broker lenders for the purpose of purchasing or carrying Margin Stock applicable to member banks of the Federal Reserve System.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

“Relevant Completion Date” means (a) with respect to each event or transaction described in Section 2.03(b)(i), (b)(ii) and (b)(iii), the date on which the proceeds or Net Cash Proceeds arising from such event or transaction are received by the Company or any of its Subsidiaries and (b) with respect to each event described in Section 2.03(b)(v), the date on which the relevant Net Insurance/Condemnation Proceeds are required to be applied in prepayment under this Agreement, the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement.

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation or otherwise waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days after such event occurs, provided, however, that a failure to meet the minimum funding standards of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

“Required Lenders” means, at any time, Lenders having Applicable Percentages representing more than 50% of the Total Outstandings of all Lenders. The Applicable Percentages of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Requirements of Law” means, as to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, Regulations T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.

“Responsible Officer” means a Managing Director of the Company, or such other Person as authorized by a Managing Director, acting singly; solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party; and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Cash” means the amount of unrestricted cash and Cash Equivalents of the Company and its Subsidiaries calculated on a consolidated basis in the aggregate at any time (excluding cash earmarked to pay unaffiliated third party obligations for which checks have been issued or wires or ACH have been initiated) which (a) is held in a bank account located outside the United States; and (b) if transferred to a bank account located within the United States, would (i) cause the Company or the relevant Subsidiary to incur a material Tax liability (despite that person using all reasonable efforts to avoid the relevant Tax liability); or (ii) would breach any Requirement of Law or result in personal liability for the Company or the relevant Subsidiary or any of such person’s directors or management (despite using all reasonable efforts to avoid the breach or result), in each case, excluding Restricted Joint Venture Cash.

“Restricted Joint Venture Cash” means the amount of cash and Cash Equivalents of the Company and its Subsidiaries with respect to joint ventures and in respect of which the Company or relevant Subsidiary is restricted from exercising control under the applicable joint venture documentation or pursuant to a written resolution by the joint venture board, steering committee or similar governing body of each applicable joint venture.

“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in such Person’s Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase such Capital Stock, (b) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, other than in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company or any of its Subsidiaries (other than Disqualified Stock), (c) any payment or prepayment of principal of, or interest (whether in cash or as payment-in-kind), premium, if any, fees or other charges with respect to, any Indebtedness subordinated to the Obligations, or any redemption, purchase, retirement, defeasance, prepayment or other acquisition for value, direct or indirect, of any Indebtedness other than (i) the Obligations and (ii) any scheduled payments of principal of or interest with respect to Company’s Indebtedness issued pursuant to the Transaction Facilities, (d) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any Indebtedness (other than the Obligations) or any Equity Interests of the Company or any of its Subsidiaries, or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission and (e) any payment in respect of a purchase price adjustment, earn-out or other similar form of contingent purchase price.

“Revolving Facility” has the meaning specified in the Hydra Commitment Letters.

“Sale and Leaseback Transaction” means any lease, whether an operating lease or a Capitalized Lease, of any property (whether real or personal or mixed), (a) which the Company or one of its Subsidiaries sold or transferred or is to sell or transfer to any other Person, or (b) which the Company or one of its Subsidiaries intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by the Company or one of its Subsidiaries to any other Person in connection with such lease.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and any successor thereto.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Bank Creditors” means, collectively, with respect to each of the Security Instruments, the Administrative Agent, the Lenders, the Hedge Banks, the Cash Management Banks, the LOC Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05 and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Security Instruments.

“Secured Bilateral Letter of Credit” means each performance or financial letter of credit that is permitted to be secured, ratably among the LOC Banks as set forth in the Intercreditor Agreement, by a Lien on Collateral under the Loan Documents pursuant to Section 7.03(h) and that is issued by an LOC Bank for the account of the Company and/or any (or one or more) Subsidiary of the Company.

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank.

“Secured Creditors” means, collectively, the Secured Bank Creditors and the Noteholders.

“Secured Hedge Agreement” means any Swap Contract permitted under Article VI or VII that is entered into by and between any Loan Party and any Hedge Bank.

“Security Instruments” means, collectively, the U.S. Security Instruments, the UK Security Instruments, the Dutch Security Instruments, the Curaçao Security Instruments, the German Security Agreements and the Liechtenstein Security Instruments.

“Security Joinder Agreement” means a joinder agreement to any Security Instrument, in form and substance reasonably satisfactory to the Collateral Agent, executed and delivered by a Guarantor or any other Person to the Collateral Agent pursuant to Section 6.13.

“Senior Secured Indebtedness” of a Person means, without duplication, such Person’s Adjusted Indebtedness hereunder and under each other Transaction Facility.

“Shaw Acquisition” means the acquisition of The Shaw Group Inc. by the Company (by means of a merger of a Subsidiary thereof with and into The Shaw Group Inc.) as of February 13, 2013 pursuant to the Transaction Agreement.

“Solvent” means, when used with respect to any Person, that at the time of determination:

(a) the fair value of its assets (both at fair valuation and at present fair saleable value) is equal to or in excess of the total amount of its liabilities, including, without limitation, contingent liabilities; and

(b) it is then able and expects to be able to pay its debts as they mature; and

(c) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

With respect to contingent liabilities (such as litigation, guarantees and pension plan liabilities), such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can be reasonably be expected to become an actual or matured liability.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.20).

“Strategic Review” has the meaning specified in Section 6.20.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company (excluding NEH).

“Subsidiary Borrower(s)” means, at any time, any Designated Borrower under and as defined in each of the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement (in each case, other than the Borrower).

“Subsidiary Guarantor(s)” means (a) each Subsidiary Borrower; (b) all of the Company’s Material Subsidiaries (other than any Excluded Foreign Subsidiary); (c) all Subsidiaries acquired or formed after the Amendment No. 4 Closing Date which are Material Subsidiaries, which have or are required to have satisfied the provisions of Section 6.13(a) and which are not controlled foreign corporations within the meaning of Section 957 of the Code or a U.S. entity that is treated as a corporation for U.S. federal income tax purposes and substantially all of the fair market value of whose assets consist of one or more controlled foreign corporations; (d) all of the Company’s Subsidiaries which become Material Subsidiaries (which are not controlled foreign corporations within the meaning of Section 957 of the Code or a U.S. entity that is treated as a corporation for U.S. federal income tax purposes and substantially all of the fair market value of whose assets consist of one or more controlled foreign corporations) and which have satisfied or are required to have satisfied the provisions of Section 6.13(b); and (e) all other Subsidiaries which are not controlled foreign corporations within the meaning of Section 957 of the Code or a U.S. entity that is treated as a corporation for U.S. federal income tax purposes and substantially all of the fair market value of whose assets consist of one or more controlled foreign corporations which become Subsidiary Guarantors in satisfaction of the provisions of Section 6.13(c) or Section 7.15, in each case with respect to clauses (a) through (e) above, and together with their respective successors and assigns. As of the Amendment No. 6 Closing Date, all Subsidiary Guarantors are listed on Schedule 1.01C.

“Subsidiary Guaranty” means that certain Subsidiary Guaranty, dated as of the date hereof executed by each Subsidiary Guarantor and any and all supplements and joinders thereto executed from time to time by each additional Subsidiary Guarantor in favor of the Administrative Agent in substantially the form of Exhibit F attached hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Subsidiary Securities” means the Equity Interests issued by or equity participations in any Subsidiary, whether or not constituting a “security” under Article 8 of the Uniform Commercial Code as in effect in any jurisdiction.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Technology Disposition” means the sale by the Company to a third party purchaser of its technology business segment and the engineered products offering that resides in its fabrication services business segment as of the Amendment No. 5 Closing Date.

“Technology Make-Whole Amount” means the Modified Make-Whole Amount (as defined in the Note Purchase Agreements as of the Amendment No. 5 Closing Date) due to the Noteholders as a result of the Technology Disposition in accordance with Section 9.13 of the Note Purchase Agreements as in effect on the Amendment No. 5 Closing Date.

“Term B Facility” has the meaning specified in the Hydra Commitment Letters.

“Term C Facility” has the meaning specified in the Hydra Commitment Letters.

“Termination Event” means (a) a Reportable Event with respect to any Benefit Plan; (b) the withdrawal of the Company or any member of the Controlled Group from a Benefit Plan during a plan year in which the Company or such Controlled Group member was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Benefit Plan participants who are employees of the Company or any member of the Controlled Group; (c) the imposition of an obligation on the Company or any member of the Controlled Group under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (d) the institution by the PBGC or any similar foreign governmental authority of proceedings to terminate a Benefit Plan or Foreign Pension Plan; (e) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; (f) that a foreign governmental authority shall appoint or institute proceedings to appoint a trustee to administer any Foreign Pension Plan in place of the existing administrator, or (g) the partial or complete withdrawal of the Company or any member of the Controlled Group from a Multiemployer Plan or Foreign Pension Plan.

“Threshold Amount” means an amount equal to the lesser of (a) $50,000,000 and (b) the equivalent threshold amount set forth in the Note Purchase Agreements (or any related document thereto).

“Total Outstandings” means the aggregate Outstanding Amount of all Loans.

“Transaction” means the Shaw Acquisition, the payment of fees and expenses in connection therewith, any issuance by the Company of its common equity to consummate the Transaction or refinance any debt issued to consummate the Transaction, and any combination of the issuance and placement of the NPA Notes or amendment of the 2012 Note Purchase Agreement, the entering into and funding of the Existing 2012 Term Loan Credit Agreement, the entering into and funding of the Existing 2013 Revolving Credit Agreement, the entering into and funding of the Existing 2015 Revolving Credit Agreement and the entering into and funding under the credit facility established under this Agreement.

“Transaction Agreement” means that certain transaction agreement dated as of July 30, 2012 by and among the Company, Crystal Merger Subsidiary Inc. and The Shaw Group Inc.

“Transaction Facilities” means the Facility, the Existing 2013 Revolving Credit Agreement, the Existing 2015 Revolving Credit Agreement and the issuance of the NPA Notes pursuant to the Note Purchase Agreements.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“UK Collateral” shall mean and include all “Collateral” (or any similarly defined term) as defined in the UK Security Agreement.

“UK Loan Party” shall mean each Subsidiary Guarantor organized under the laws of England.

“UK Security Agreement” shall mean each of the security documents expressed to be governed by the laws of England (as modified, supplemented, amended or amended and restated from time to time) covering certain of such UK Loan Party’s present and future UK Collateral.

“UK Security Instruments” shall mean the UK Security Agreement and all other agreements (including control agreements), notices of security interest, instruments, joinders thereto, supplements thereto, and other documents, whether now existing or hereafter in effect, pursuant to which a UK Loan Party shall grant or convey to the Collateral Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, as any of them has been or may be amended, amended and restated, modified or supplemented from time to time.

“United States” and “U.S.” mean the United States of America.

“Unrestricted Cash” means the amount of cash and Cash Equivalents of the Company and its Subsidiaries calculated on a consolidated basis in the aggregate at any time (excluding cash earmarked to pay unaffiliated third party obligations for which checks have been issued or wires or ACH have been initiated), together with any Unrestricted Joint Venture Cash, but excluding any Restricted Cash, Prepayment Proceeds (NPA Notes) Cash and Restricted Joint Venture Cash.

“Unrestricted Joint Venture Cash” means the amount of cash and Cash Equivalents of the Company and its Subsidiaries with respect to joint ventures that is not Restricted Joint Venture Cash.

“U.S. Collateral” shall mean and include all “Collateral” (or any similarly defined term) as defined in any of the U.S. Security Instruments.

“U.S. Loan Party” shall mean the Borrower and each Subsidiary Guarantor that is a Domestic Subsidiary.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Security Agreement” means that certain Amended and Restated Pledge and Security Agreement dated as of August 4, 2017 among the U.S. Loan Parties and the Collateral Agent, as supplemented from time to time by the execution and delivery of Security Joinder Agreements pursuant to Section 6.13, and as further modified, amended, amended and restated or further supplemented from time to time.

“U.S. Security Instruments” means, collectively, the U.S. Security Agreement, the Mortgages, and all other agreements (including control agreements), notices of security interest, instruments, joinders thereto, supplements thereto, Pledge Supplements (as defined in the U.S. Security Agreement) and other documents, whether now existing or hereafter in effect, pursuant to which a U.S. Loan Party shall grant or convey to the Collateral Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, as any of them has been or may be amended, amended and restated, modified or supplemented from time to time.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III).

“Voting Securities” means shares of Capital Stock the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

“2012 Note Purchase Agreement” means that certain Note Purchase and Guarantee Agreement dated as of December 27, 2012, among the Borrower, the Company and the institutional investors named therein, as amended, restated, amended and restated, supplemented or otherwise modified.

“2015 Note Purchase Agreement” means that certain Note Purchase and Guarantee Agreement, among the Borrower, the Company and the institutional investors named therein, as amended, restated, amended and restated, supplemented or otherwise modified.

1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03 Accounting Terms. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by the Company or any of its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein (“Accounting Changes”), the parties hereto agree, at the Company’s request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Company’s and its Subsidiaries’ financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations and all financial statements and reports required to be delivered hereunder shall be prepared in accordance with Agreement Accounting Principles without taking into account such Accounting Changes. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any of its Subsidiaries at “fair value”, as defined therein.

1.04 Rounding. Any financial ratios required to be maintained by the Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Central time (daylight or standard, as applicable).

1.06 Supplemental Disclosure. At any time at the request of the Administrative Agent and at such additional times as the Company determines, the Company shall supplement each schedule or representation herein or in the other Loan Documents with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such schedule or as an exception to such representation or which is necessary to correct any information in such schedule or representation which has been rendered inaccurate thereby. Notwithstanding that any such supplement to such schedule or representation may disclose the existence or occurrence of events, facts or circumstances which are either prohibited by the terms of this Agreement or any other Loan Documents or which result in the breach of any representation or warranty, such supplement to such schedule or representation shall not be deemed either an amendment thereof or a waiver of such breach unless expressly consented to in writing by Administrative Agent and the Required Lenders, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by the Administrative Agent or any Lender of any Default disclosed therein. Any items disclosed in any such supplemental disclosures shall be included in the calculation of any limits, baskets or similar restrictions contained in this Agreement or any of the other Loan Documents.

ARTICLE II

THE COMMITMENTS AND BORROWINGS

2.01 Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single loan to the Borrower, in Dollars, on the Closing Date in an amount not to exceed the amount of such Lender’s Applicable Percentage of the Facility on such date. Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

2.02 Borrowings, Conversions and Continuations of Loans.

(a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Borrowing/Election Notice; provided that any telephone notice must be confirmed promptly by delivery to the Administrative Agent of a Borrowing/Election Notice. Each such notice must be received by the Administrative Agent not later than 10:00 a.m. (i) three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans and (ii) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $4,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Borrowing/Election Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, and (vi) the Borrower. If the Borrower fails to specify a Type of Loan in a Borrowing/Election Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Borrowing/Election Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(b) Following receipt of a Borrowing/Election Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the Loans, and if no timely notice of a conversion or continuation is provided by the Company, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans, as described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Business Day specified in the applicable Borrowing/Election Notice. Upon satisfaction of the applicable conditions set forth in Section 4.01, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by the Borrower.

(c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.

(d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to the Facility.

2.03 Prepayments .

(a) Optional. Subject to Section 7.17(c), the Borrower may, upon notice from the Company to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be in a form reasonably acceptable to the Administrative Agent and be received by the Administrative Agent (A) three (3) Business Days prior to any date of prepayment of Eurodollar Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.13, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages. Borrowings that are prepaid may not be reborrowed.

(b) Mandatory.

(i) If the Company or any of its Subsidiaries Disposes of any property (including any Equity Interest in any Person) in accordance with and permitted by Section 7.02(b), (d) or (f) which results in the realization by such Person of Net Cash Proceeds (including, for the avoidance of doubt, any Net Cash Proceeds realized from the Technology Disposition but excluding any Excluded Disposal Proceeds), the Borrower shall prepay an aggregate principal amount of Loans and other Indebtedness as provided in clause (b)(iv) below equal to 100% of such Net Cash Proceeds received by the Company or such Subsidiary (such prepayments to be made and applied as set forth in clause (b)(iv) below).

(ii) Upon the incurrence or issuance by the Company or any of its Subsidiaries of any unsecured Indebtedness and/or Indebtedness that is junior to the Indebtedness incurred hereunder, in each case pursuant to a capital markets transaction or any substitutions thereof, in each case after the Amendment No. 3 Closing Date, the Borrower shall prepay an aggregate principal amount of Loans and other Indebtedness as provided in clause (b)(iv) below equal to 100% of all Net Cash Proceeds received by the Company or such Subsidiary (such prepayments to be made and applied as set forth in clause (b)(iv) below).

(iii) Upon the issuance by the Company or any of its Subsidiaries of any of its Capital Stock after the Amendment No. 3 Closing Date (other than any issuance of Capital Stock in connection with employee benefit arrangements), the Borrower shall prepay an aggregate principal amount of Loans and other Indebtedness as provided in clause (b)(iv) below equal to 100% of all Net Cash Proceeds received by the Company or such Subsidiary (such prepayments to be made and applied as set forth in clause (b)(iv) below).

(iv) Any Net Cash Proceeds or Net Insurance/Condemnation Proceeds, as the case may be, that are or may be required to be applied in prepayment of the Loans and other Indebtedness pursuant to clauses (b)(i), (b)(ii) and (b)(iii) above and clause (b)(v) below shall be deposited immediately upon receipt in a blocked account opened with the Collateral Agent (provided that no such requirement shall apply unless such Net Cash Proceeds and/or Net Insurance/Condemnation Proceeds, when aggregated with all other such Net Cash Proceeds and/or Net Insurance/Condemnation Proceeds that are or may be required to be applied in prepayment, exceed $250,000, in which case all such proceeds shall be deposited in a blocked account) and applied within three (3) Business Days of receipt (or such later date with respect to the prepayment of the NPA Notes as set forth in the Note Purchase Agreements), in each case, to prepay or cash collateralize on a pro rata basis based on the Applicable Balances (a) Loans outstanding hereunder, (b) Indebtedness and letters of credit outstanding under the Existing 2013 Revolving Credit Agreement, (c) Indebtedness and letters of credit outstanding under the Existing 2015 Revolving Credit Agreement, and (d) certain outstanding amounts owing under the NPA Notes, it being agreed and understood that (x) any portion of such proceeds offered to, but declined by, the holders of the NPA Notes (after giving effect to all offers of such proceeds to the other holders of the NPA Notes) shall be used to prepay and, as applicable, cash collateralize Loans under this Agreement, Indebtedness and letters of credit outstanding under the Existing 2013 Revolving Loan Credit Agreement and Indebtedness and letters of credit outstanding under the Existing 2015 Revolving Credit Agreement on a pro rata basis based on the Applicable Balances thereof and (y) any portion of such proceeds allocated to lenders under the Existing 2013 Revolving Credit Agreement or to lenders under the Existing 2015 Revolving Credit Agreement which exceeds the Applicable Outstandings (under and as defined in the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement, respectively) as of the Relevant Completion Date, shall be used to prepay Indebtedness outstanding under the other Transaction Facilities on a pro rata basis based on the Applicable Balances thereof. The portion of any such Net Cash Proceeds allocated to a mandatory offer of prepayment to the holders of the NPA Notes and held in such blocked account with the Collateral Agent pending any such prepayment of the NPA Notes is referred to herein as the “Prepayment Proceeds (NPA Notes) Cash”.

(v) If the Company or any of its Subsidiaries receives any Net Insurance/Condemnation Proceeds (other than Excluded Insurance/Condemnation Proceeds), the Borrowers shall prepay an aggregate principal amount of Loans and other Indebtedness equal to 100% of such Net Insurance/Condemnation Proceeds immediately upon receipt thereof by such Person (such prepayments to be made and applied as set forth in clause (b)(iv) above); provided that, if, prior to the date any such prepayment is required to be made, the Company notifies the Administrative Agent of its intention to reinvest all or any portion of the Net Insurance/Condemnation Proceeds in assets used or useful in the business (other than cash or Cash Equivalents) of the Company or any of its Subsidiaries up to a maximum of $25,000,000 in respect of each individual event or claim giving rise to Net Insurance/Condemnation Proceeds (such Net Insurance/Condemnation Proceeds or portion thereof, the “Eligible Reinvestment Proceeds”), then so long as (a) no Default or Event of Default has occurred and is continuing and (b) such Eligible Reinvestment Proceeds are held in a blocked account opened with the Collateral Agent until such time as they are reinvested, the Borrowers shall not be required to make a mandatory prepayment under this clause (b)(v) in respect of such Eligible Reinvestment Proceeds to the extent such Eligible Reinvestment

Proceeds are so reinvested within 180 days following receipt thereof, or if the Company or any of its Subsidiaries has committed to so reinvest such Eligible Reinvestment Proceeds during such 180-day period and such Eligible Reinvestment Proceeds are so reinvested within 90 days after the expiration of such 180-day period; provided further that, if any Eligible Reinvestment Proceeds have not been so reinvested prior to the expiration of the applicable period, the Borrowers shall promptly prepay the outstanding principal amount of the Loans and other Indebtedness with the Eligible Reinvestment Proceeds not so reinvested as set forth in clause (b)(v) above (without regard to the immediately preceding proviso). The Collateral Agent shall promptly release any such Eligible Reinvestment Proceeds on deposit in such blocked account upon request by the Company for the purpose of making such reinvestments as contemplated herein; provided that any such request by the Company is accompanied by a certificate, signed by a Responsible Officer, describing, in reasonable detail, the proposed use of such Eligible Reinvestment Proceeds.

(vi) Upon consummation of the Hydra Transaction, (A) the unpaid principal amount of all outstanding Loans, all interest and other amounts owing or payable under the Loan Documents and all other Obligations (other than contingent indemnification obligations for which no claim has been made) shall automatically become due and payable, and shall be immediately repaid in full in cash and (B) the commitment of each Lender to make Loans shall be automatically terminated.

2.04 Reduction of Commitments. The Aggregate Commitments shall be automatically and permanently reduced to zero on the Closing Date.

2.05 Repayment of Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders the principal amount of the Loans in consecutive quarterly installments equal to $18,750,000. The first such installment shall be paid on or before June 30, 2017, and the remaining installments shall be paid on or before the last day of each March, June, September and December thereafter; provided that if any such payment would fall on a day other than a Business Day, the payment shall be made on the immediately preceding Business Day. The final installment shall be payable on the Maturity Date and shall be equal to the aggregate Outstanding Amount of the Loans on the Maturity Date.

2.06 Interest.

(a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b) During the occurrence and continuance of an Event of Default, upon the request of the Required Lenders, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; provided that during the continuation of an Event of Default under Section 8.01(a)(i) such interest rate shall be automatically applicable without any action of the Required Lenders.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

2.07 Fees.

(a) The Company shall pay to each Arranger and the Administrative Agent for their own respective accounts, in Dollars, fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(b) The Company and the Borrower shall pay to the Lenders, in Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.08 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.

(a) All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b) If, as a result of any restatement of or other adjustment to the financial statements of the Company or for any other reason, the Company or the Lenders determine that (i) the Leverage Ratio as calculated by the Company as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent or any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent or any Lender, as the case may be, under Section 2.06(b) or under Article VIII. The Company’s and the Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

2.09 Evidence of Debt. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

2.10 Payments Generally; Administrative Agent’s Clawback.

(a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 11:00 a.m. on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the

Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to the date of payment to the Administrative Agent, at the interest rate applicable to Base Rate Loans.

A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to the Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Borrowing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.11 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) any payment of consideration for executing any amendment, waiver or consent in connection with this Agreement so long as such consideration has been offered to all consenting Lenders or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than an assignment to the Company or any Affiliate thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

2.12 [Reserved].

2.13 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.01.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.01 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments or the Applicable Percentages. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.13(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Company while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of an applicable Withholding Agent) require the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii) If an applicable Withholding Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the applicable Withholding Agent shall withhold or make such deductions as are determined by the applicable Withholding Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the applicable Withholding Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii) If an applicable Withholding Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) the applicable Withholding Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the applicable Withholding Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Withholding Agent shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) Tax Indemnifications. (i) Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within thirty (30) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within thirty (30) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.

(ii) Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within thirty (30) after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Party to do so), (y) the Administrative Agent and the Loan Party, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Party, as applicable, against any Excluded Taxes attributable to such Lender that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

(d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall as soon as practicable deliver to the Administrative Agent or the Administrative Agent shall as soon as practicable deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or the taxing authorities of a jurisdiction pursuant to such applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation either (A) set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below or (B) required by applicable law other than the Code or the taxing authorities of the jurisdiction pursuant to such applicable law to comply with the requirements for exemption or reduction of withholding tax in that jurisdiction) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals (or copies sent by fax or email and meeting IRS requirements) of IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of originals (or copies sent by fax or email and meeting IRS requirements) as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals (or copies sent by fax or email and meeting IRS requirements) of IRS Form W-8BEN (or any successor form) or W-8BEN-E (or any successor form), as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or any successor form) or W-8BEN-E (or any successor form), as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II) executed originals (or copies sent by fax or email and meeting IRS requirements) of IRS Form W-8ECI (or any successor form);

(III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals (or copies sent by fax or email and meeting IRS requirements) of IRS Form W-8BEN (or any successor form) or W-8BEN-E (or any successor form), as applicable; or

(IV) to the extent a Foreign Lender is not the beneficial owner, executed originals (or copies sent by fax or email and meeting IRS requirements) of IRS Form W-8IMY (or any successor form), accompanied by IRS Form W-8ECI (or any successor form), IRS Form W-8BEN (or any successor form), IRS Form W-8BEN-E (or any successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9 (or any successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of originals (or copies sent by fax or email and meeting IRS requirements) as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals (or copies sent by fax or email and meeting IRS requirements) of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative

Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.

(g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans, shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03 Inability to Determine Rates. If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, (a)(i) the Administrative Agent determines that Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (ii) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan (in each case with respect to clause (a) above, “Impacted Loans”), or (b) the Administrative Agent or the affected Lenders determine that for any reason the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the affected Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

Notwithstanding the foregoing, if the Administrative Agent has made the determination described in this section, the Administrative Agent, in consultation with the Borrower and the Required Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this Section, (2) the affected Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.

3.04 Increased Costs; Reserves on Eurodollar Rate Loans.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e), other than as set forth below);

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Additional Reserve Requirements. The Borrower shall pay to each Lender, as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurodollar Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided that the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional costs from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional costs shall be due and payable fifteen (15) days from receipt of such notice.

3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or

(c) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;

including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Base Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if such Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 10.13.

3.07 Survival. All obligations of the Loan Parties under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.

ARTICLE IV

CONDITIONS PRECEDENT

4.01 Conditions of Initial Advance. The obligation of each Lender to make its Loans on the Closing Date hereunder is subject to satisfaction of the following conditions precedent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

(i) executed counterparts of this Agreement and the Subsidiary Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Company;

(ii) Notes executed by the Borrower in favor of each Lender requesting Notes;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Company and the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each of the Company and the Borrower is duly organized or formed, is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to be so qualified could not reasonably be expected to have a Material Adverse Effect;

(v) written opinions of the Chief Legal Officer of the Borrower, of the Company’s Dutch counsel, and of the Borrower’s outside counsels, addressed to the Administrative Agent and the Lenders, in substantially the forms attached hereto as Exhibit G-1 (for US opinions) and Exhibit G-2 (for foreign opinions), respectively;

(vi) a certificate signed by a Responsible Officer of the Company certifying that (A) the representations and warranties of the Borrower contained in Article V are true and correct in all material respects (except to the extent that such representation or warranty is qualified by reference to materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (B) on and as of the Closing Date, no Default exists, or would result from the making of the Loans hereunder; and (C) all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party have been obtained, and such consents, licenses and approvals are in full force and effect;

(vii) the Administrative Agent shall have received a Borrowing/Election Notice in accordance with the requirements hereof;

(viii) evidence that a payment of $275,000,000 shall be made, or shall have been made, to the outstanding principal amount of loans under the Existing 2012 Term Loan Credit Agreement; and

(ix) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Required Lenders reasonably may require.

(b) Any fees required to be paid on or before the Closing Date shall have been paid.

(c) The Loan Parties shall have provided the documentation and other information to the Administrative Agent and the Lenders that are required under applicable “know-your-customer” rules and regulations, including the Act, and requested by the Administrative Agent or any Lender, at least five Business Days prior to the Closing Date.

(d) Unless waived by the Administrative Agent, the Company shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date.

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Company represents and warrants as follows to each Lender and the Administrative Agent on and as of the Closing Date, each other day of the making of a Borrowing and each other date on which the representations and warranties in this Article are required to be made pursuant to the terms of this Agreement or any other Loan Document:

5.01 Organization; Corporate Powers. The Company and each of its Subsidiaries (a) is a corporation, limited liability company or partnership that is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect, and (c) has all requisite power and authority to own, operate and encumber its property and to conduct its business as presently conducted and as proposed to be conducted.

5.02 Authority, Execution and Delivery; Loan Documents.

(a) Power and Authority. Each of the Loan Parties has the requisite power and authority (i) to execute, deliver and perform each of the Loan Documents which are to be executed by it as required by this Agreement and the other Loan Documents and (ii) to file the Loan Documents which must be filed by it as required by this Agreement, the other Loan Documents or otherwise with any Governmental Authority.

(b) Execution and Delivery. The execution, delivery, performance and filing, as the case may be, of each of the Loan Documents as required by this Agreement or otherwise and to which any Loan Party is party, and the consummation of the transactions contemplated thereby, have been duly approved by the respective boards of directors and, if necessary, the shareholders of the applicable Loan Parties, and such approvals have not been rescinded.

(c) Loan Documents. (i) Each of the Loan Documents to which the Company or any of its Subsidiaries is a party has been duly executed, delivered or filed, as the case may be, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally), is in full force and effect and (ii) no material term or condition thereof has been amended, modified or waived from the terms and conditions contained in the Loan Documents delivered to the Administrative Agent pursuant to Section 4.01 without the prior written consent of the Required Lenders, and the Company and its Subsidiaries have, and, to the best of the Company’s and its Subsidiaries’ knowledge, all other parties thereto have, performed and complied with all the terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such parties, and no unmatured default, default or breach of any covenant by any such party exists thereunder.

5.03 No Conflict; Governmental Consents. The execution, delivery and performance of each of the Loan Documents to which each of the Loan Parties is a party do not and will not (a) conflict with the certificate or articles of incorporation or by-laws of such Loan Party, (b) constitute a tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or Contractual Obligation of any such Loan Party, or require termination of any Contractual Obligation, (c) result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of the Company or any of its Subsidiaries, other than Liens permitted or created by the Loan Documents, or (d) require any approval of any Loan Party’s Board of Directors or shareholders except such as have been obtained. The execution, delivery and performance of each of the Loan Documents to which the Company or any of its Subsidiaries is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except for (a) the filing of Uniform Commercial Code financing statements, filings with the United States Copyright Office and/or the United States Patent and Trademark Office and the recording of Mortgages pursuant to the Loan Documents (and any applicable foreign equivalent filings or requirements) or (b) filings, consents or notices which have been made, obtained or given, or which, if not made, obtained or given, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

5.04 No Material Adverse Change. Since December 31, 2014, there has occurred no change in the business, properties, condition (financial or otherwise), performance or results of operations of the Company, any other Borrower or the Company and its Subsidiaries taken as a whole, or any other event which has had or could reasonably be expected to have a Material Adverse Effect.

5.05 Financial Statements.

(a) Pro Forma Financials. The combined pro forma balance sheet, income statements and statements of cash flow of the Company and its Subsidiaries, copies of which have been delivered to the Administrative Agent on or before the Closing Date, present on a pro forma basis the financial condition of the Company and such Subsidiaries as of such date, and demonstrate that the Company and its Subsidiaries can repay their debts and satisfy their other obligations as and when due, and can comply with the requirements of this Agreement. The projections and assumptions expressed in the pro forma financials referenced in this Section 5.05(a) were prepared in good faith and represent management’s opinion based on the information available to the Company at the time so furnished and, since the preparation thereof, there has occurred no change in the business, financial condition, operations, or prospects of the Company or any of its Subsidiaries, or the Company and its Subsidiaries taken as a whole, which has had or could reasonably be expected to have a Material Adverse Effect.

(b) Audited Financial Statements. Complete and accurate copies of the audited financial statements and the audit reports related thereto of the Company and its consolidated Subsidiaries as at December 31, 2014 have been delivered to the Administrative Agent and such financial statements were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

(c) Interim Financial Statements. Complete and accurate copies of the unaudited financial statements of the Company and its consolidated Subsidiaries as at March 31, 2015 have been delivered to the Administrative Agent and such financial statements were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended, subject to normal year-end audit adjustments.

5.06 Payment of Taxes. All material tax returns and reports of the Company and its Subsidiaries required to be filed have been timely (taking into account any applicable extensions) filed, and all material taxes, assessments, fees and other governmental charges thereupon and upon their respective property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid except those items which are being contested in good faith and have been reserved for in accordance with Agreement Accounting Principles. The Company has no knowledge of any proposed tax assessment against it or any of its Subsidiaries that, if successfully imposed, will have a Material Adverse Effect.

5.07 Litigation; Loss Contingencies and Violations. Other than as identified on Schedule 5.07, there is no action, suit, proceeding, arbitration or, to the Company’s knowledge, investigation before or by any Governmental Authority or private arbitrator pending or, to the Company’s knowledge, threatened against or affecting the Company or any of its Subsidiaries or any property of any of them, including, without limitation, any such actions, suits, proceedings, arbitrations and investigations disclosed in the Company’s SEC Forms 10-K and 10-Q (the “Disclosed Litigation”), which (a) challenges the validity or the enforceability of any material provision of the Loan Documents or (b) has or could reasonably be expected to have a Material Adverse Effect. There is no material loss contingency within the meaning of Agreement Accounting Principles which has not been reflected in the consolidated financial statements of the Company prepared and delivered pursuant to Section 6.01(a) for the fiscal period during which such material loss contingency was incurred. Neither the Company nor any of its Subsidiaries is (i) in violation of any applicable Requirements of Law which violation could reasonably be expected to have a Material Adverse Effect, or (ii) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which could reasonably be expected to have a Material Adverse Effect.

5.08 Subsidiaries. As of the date hereof, Schedule 5.08 to this Agreement (a) contains a description of the corporate structure of the Company, its Subsidiaries and any other Person in which the Company or any of its Subsidiaries holds an Equity Interest; and (b) accurately sets forth (i) the correct legal name, the jurisdiction of incorporation and the jurisdictions in which each of the Company and the direct and indirect Subsidiaries of the Company are qualified to transact business as a foreign corporation, (ii) the authorized, issued and outstanding shares of each class of Capital Stock of each of the Company’s Foreign Subsidiaries and the owners of such shares (both as of the Closing Date and on a fully-diluted basis), and (iii) a summary of the direct and indirect partnership, joint venture, or other Equity Interests, if any, of the Company and each of its Subsidiaries in any Person. As of the date hereof, except as disclosed on Schedule 5.08, none of the issued and outstanding Capital Stock of the Company’s Foreign Subsidiaries is subject to any vesting, redemption, or repurchase agreement, and there are no warrants or options outstanding with respect to such Capital Stock. The outstanding Capital Stock of each of the Company’s Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock.

5.09 ERISA. No Benefit Plan has incurred any material accumulated funding deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Code) whether or not waived except as set forth on Schedule 5.09. Neither the Company nor any member of the Controlled Group has incurred any material liability to the PBGC which remains outstanding other than the payment of premiums. As of the last day of the most recent prior plan year, the market value of assets under each Benefit Plan, other than any Multiemployer Plan, was not by a material amount less than the present value of benefit liabilities thereunder (determined in accordance with the actuarial valuation assumptions described therein). Neither the Company nor any member of the Controlled Group has (i) failed to make a required contribution or payment to a Multiemployer Plan of a material amount or (ii) incurred a material complete or partial withdrawal under Section 4203 or Section 4205 of ERISA from a Multiemployer Plan. Neither the Company nor any member of the Controlled Group has failed to make an installment or any other payment of a material amount required under Section 412 of the Code on or before the due date for such installment or other payment. Each Plan, Foreign Employee Benefit Plan and Non-ERISA Commitment complies in all material respects in form, and has been administered in all material respects in accordance with its terms and in accordance with all applicable laws and regulations, including but not limited to ERISA and the Code. There have been no and there is no prohibited transaction described in Sections 406 of ERISA or 4975 of the

Code with respect to any Plan for which a statutory or administrative exemption does not exist which could reasonably be expected to subject the Company or any of its Subsidiaries to material liability. Neither the Company nor any member of the Controlled Group has taken or failed to take any action which would constitute or result in a Termination Event, which action or inaction could reasonably be expected to subject the Company or any of its Subsidiaries to material liability. Neither the Company nor any member of the Controlled Group is subject to any material liability under, or has any potential material liability under, Section 4063, 4064, 4069, 4204 or 4212(c) of ERISA. The present value of the aggregate liabilities to provide all of the accrued benefits under any Foreign Pension Plan do not exceed the current fair market value of the assets held in trust or other funding vehicle for such plan by a material amount except as set forth on Schedule 5.09. With respect to any Foreign Employee Benefit Plan other than a Foreign Pension Plan, reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such plan is maintained. Except as set forth on Schedule 5.09, neither the Company nor any other member of the Controlled Group has taken or failed to take any action, nor has any event occurred, with respect to any “employee benefit plan” (as defined in Section 3(3) of ERISA) which action, inaction or event could reasonably be expected to subject the Company or any of its Subsidiaries to material liability. For purposes of this Section 5.09, “material” means any amount, noncompliance or other basis for liability which could reasonably be expected to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate with each other basis for liability under this Section 5.09, in excess of $20,000,000.

5.10 Accuracy of Information. The information, exhibits and reports furnished by or on behalf of the Company and any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents, the representations and warranties of the Company and its Subsidiaries contained in the Loan Documents, and all certificates and documents delivered to the Administrative Agent and the Lenders pursuant to the terms thereof, taken as a whole, do not contain as of the date furnished any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

5.11 Securities Activities. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. Margin Stock constitutes less than 25% of the value of those assets of the Company and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

5.12 Material Agreements. Neither the Company nor any of its Subsidiaries is a party to any Contractual Obligation or subject to any charter or other corporate restriction which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice or has knowledge that (a) it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, or (b) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any such Contractual Obligation, in each case, except where such default or defaults, if any, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

5.13 Compliance with Laws. The Company and its Subsidiaries are in compliance with all Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.14 Assets and Properties. The Company and each of its Subsidiaries has good and marketable title to all of its material assets and properties (tangible and intangible, real or personal) owned by it or a valid leasehold interest in all of its material leased assets (except insofar as marketability may be limited by any laws or regulations of any Governmental Authority affecting such assets), and all such assets and property are free and clear of all Liens, except Liens permitted under Section 7.03. Substantially all of the assets and properties owned by, leased to or used by the Company and/or each such Subsidiary of the Company are in adequate operating condition and repair, ordinary wear and tear excepted. Neither this Agreement nor any other Loan Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of the Company or such Subsidiary in and to any of such assets in a manner that could reasonably be expected to have a Material Adverse Effect. The information provided to the Collateral Agent and the Lenders with respect to each Mortgaged Property is true and correct in all material respects; provided that any information with respect to flood due diligence and flood insurance compliance shall be true and correct in all respects.

5.15 Statutory Indebtedness Restrictions. Neither the Company nor any of its Subsidiaries is subject to regulation under the Federal Power Act, the Investment Company Act of 1940, or any other foreign, federal or state statute or regulation which limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby.

5.16 Insurance. The insurance policies and programs in effect with respect to the respective properties, assets, liabilities and business of the Company and its Subsidiaries reflect coverage that is reasonably consistent with prudent industry practice.

5.17 Environmental Matters.

(a) Environmental Representations. Except as disclosed on Schedule 5.17 to this Agreement:

(i) the operations of the Company and its Subsidiaries comply in all material respects with Environmental, Health or Safety Requirements of Law;

(ii) the Company and its Subsidiaries have all material permits, licenses or other authorizations required under Environmental, Health or Safety Requirements of Law and are in material compliance with such permits;

(iii) neither the Company, any of its Subsidiaries nor any of their respective present property or operations, or, to the Company’s or any of its Subsidiaries’ knowledge, any of their respective past property or operations, are subject to or the subject of, any investigation known to the Company or any of its Subsidiaries, any judicial or administrative proceeding, order, judgment, decree, settlement or other agreement respecting: (A) any material violation of Environmental, Health or Safety Requirements of Law; (B) any remedial action; or (C) any material claims or liabilities arising from the Release or threatened Release of a Contaminant into the environment;

(iv) there is not now, nor to the Company’s or any of its Subsidiaries’ knowledge has there ever been, on or in the property of the Company or any of its Subsidiaries any landfill, waste pile, underground storage tanks, aboveground storage tanks, surface impoundment or hazardous waste storage facility of any kind, any polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment, or any asbestos containing material; and

(v) neither the Company nor any of its Subsidiaries has any material Contingent Obligation in connection with any Release or threatened Release of a Contaminant into the environment.

(b) Materiality. For purposes of this Section 5.17 “material” means any noncompliance or basis for liability which could reasonably be likely to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $20,000,000.

5.18 Benefits. Each of the Company and its Subsidiaries will benefit from the financing arrangement established by this Agreement. The Administrative Agent and the Lenders have stated and the Company acknowledges that, but for the agreement by each of the Subsidiary Guarantors to execute and deliver the Subsidiary Guaranty and any relevant Security Instrument, the Administrative Agent and the Lenders would not have made available the credit facilities established hereby on the terms set forth herein.

5.19 Solvency. The Company and its Subsidiaries taken as a whole are Solvent.

5.20 OFAC. No Loan Party, nor, to the knowledge of any Loan Party, any Related Party, (a) is currently the subject of any Sanctions, (b) is located, organized or residing in any Designated Jurisdiction, or (c) is or has been (within the previous five (5) years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. No Loan, nor the proceeds from any Loan, has been used, directly or indirectly, to lend, contribute, provide or has otherwise made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including any Lender, any Arranger or the Administrative Agent) of Sanctions.

5.21 PATRIOT Act. Each of the Loan Parties and their respective Subsidiaries are in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (b) the Act.

5.22 Senior Indebtedness. The Obligations are “Designated Senior Debt”, “Senior Debt”, “Senior Indebtedness”, “Guarantor Senior Debt” or “Senior Financing” (or any comparable term) under, and as defined in, any indenture, instrument or document governing any Indebtedness of any Loan Party subordinated to the Obligations.

5.23 Anti-Corruption Laws. The Company and its Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

5.24 Not an EEA Financial Institution. Neither the Borrower nor any Guarantor is an EEA Financial Institution.

5.25 Security Instruments.

(a) The security interests created in favor of the Collateral Agent for the benefit of the Secured Creditors under the U.S. Security Agreement constitute first priority perfected security interests (subject to Liens permitted by Section 7.03) in the U.S. Collateral referred to therein to the extent that the laws of the United States or any State thereof govern the creation and perfection of any such security interests, and such U.S. Collateral is subject to no Lien of any other Person. Except for filings and actions contemplated hereby and by the U.S. Security Agreement, no consents, filings or recordings are required under the laws of the United States or any State thereof in order to perfect, and/or maintain the perfection and priority of, the security interests purported to be created by the U.S. Security Agreement.

(b) The security interests created in favor of the Collateral Agent for the benefit of the Administrative Agent under each Dutch Security Agreement constitute first priority perfected security interests (subject to Liens permitted by Section 7.03) in the respective Dutch Collateral referred to therein to the extent that the laws of The Netherlands govern the creation and perfection of any such security interests, and (except as permitted by Section 7.03) such Dutch Collateral is subject to no Lien of any other Person. Except for filings and actions contemplated hereby and by the Dutch Security Agreement, no consents, filings or recordings are required under the laws of The Netherlands in order to perfect, and/or maintain the perfection and priority of, the security interests purported to be created by any Dutch Security Agreement.

(c) The security interests created in favor of the Collateral Agent for the benefit of the Administrative Agent under each Curaçao Security Agreement constitute first priority perfected security interests (subject to Liens permitted by Section 7.03) in the respective Curaçao Collateral referred to therein to the extent that the laws of Curaçao govern the creation and perfection of any such security interests, and such Curaçao Collateral is subject to no Lien of any other Person (except as permitted by Section 7.03). Except for filings and actions contemplated hereby and by the Curaçao Security Agreement, no consents, filings or recordings are required under the laws of Curaçao in order to perfect, and/or maintain the perfection and priority of, the security interests purported to be created by any Curaçao Security Agreement.

(d) The security interests created in favor of the Collateral Agent for the benefit of the Administrative Agent under each UK Security Agreement constitute, subject to the filings and actions contemplated in the next sentence below, first priority perfected security interests (subject to Liens permitted by Section 7.03) in the respective UK Collateral referred to therein to the extent that the laws of England govern the creation and perfection of any such security interests, and such UK Collateral is subject to no Lien of any other Person (subject to Liens permitted by Section 7.03). Except for filings and actions contemplated hereby and by the UK Security Agreement, no consents, filings or recordings are required with any court or other authority in England under the laws of England in order to perfect, and/or maintain the perfection and priority of, the security interests purported to be created by any UK Security Agreement.

5.26 Regulation H. No Mortgaged Property is a Flood Hazard Property unless the Collateral Agent shall have received the following: (a) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Collateral Agent (i) as to the fact that such Mortgaged Property is a Flood Hazard Property, (ii) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (iii) such other flood hazard determination forms, notices and confirmations thereof as requested by the Collateral Agent and (b) copies of insurance policies or certificates of insurance of the applicable Loan Party evidencing flood insurance reasonably satisfactory to the Collateral Agent and naming the Collateral Agent as loss payee on behalf of the Lenders. All flood hazard insurance policies required hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full.

5.27 Labor Disputes. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect (a) there are no strikes, lockouts or slowdowns against the Company or any of its Subsidiaries pending or, to the knowledge of the Company or any of its Subsidiaries, threatened and (b) the hours worked by and payments made to employees of the Company and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirements of Law dealing with such matters.

ARTICLE VI

AFFIRMATIVE COVENANTS

The Company covenants and agrees that on and after the Closing Date, so long as any Lender shall have any Commitment hereunder or any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent Obligations to the extent no claim giving rise thereto has been asserted), unless the Required Lenders shall otherwise give prior written consent:

6.01 Financial Report. The Company shall furnish to the Administrative Agent (for delivery to each of the Lenders, except in respect of the reports described under clause (g) below):

(a) Quarterly Reports. As soon as practicable and in any event within forty-five (45) days after the end of each of (i) the first three quarterly periods of each of its fiscal years, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such period and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then-current fiscal year to the end of such fiscal quarter, certified by a Financial Officer of the Company on behalf of the Company and its Subsidiaries as fairly presenting the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year-end audit adjustments and the absence of footnotes and (ii) each quarterly period of its fiscal year, a report relating to the asbestos litigation described in Schedule 5.17, and any other Product Liability Events, for such quarter, such report being in form and substance satisfactory to the Administrative Agent and in any event describing (x) any final judgments or orders (whether monetary or non-monetary) entered against the Company or any Subsidiary and (y) any settlements for the payment of money entered into by the Company or any Subsidiary.

(b) Annual Reports. As soon as practicable, and in any event within ninety (90) days after the end of each fiscal year, (i) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for such fiscal year, and in comparative form the corresponding figures for the previous fiscal year along with consolidating schedules in form and substance sufficient to calculate the financial covenants set forth in Section 7.18 and (ii) an audit report on the consolidated financial statements (but not the consolidating financial statements or schedules) listed in clause (i) hereof of independent certified public accountants of recognized national standing, which audit report shall be unqualified (other than the audit report in respect of the fiscal period ending December 31, 2017) and shall state that such financial statements fairly present the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with Agreement Accounting Principles and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards. The deliveries made pursuant to this clause (ii) shall be accompanied by (x) any management letter prepared by the above-referenced accountants, and (y) a certificate of such accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Event of Default, or if, in the opinion of such accountants, any Default or Event of Default shall exist, stating the nature and status thereof.

(c) Officer’s Certificate. Together with each delivery of any financial statement (i) pursuant to clauses (i) or (ii) of Section 6.01(a), an Officer’s Certificate of the Company, substantially in the form of Exhibit E attached hereto and made a part hereof, stating that as of the date of such Officer’s Certificate no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof and (ii) pursuant to clauses (a) and (b) of this Section 6.01, a Compliance Certificate signed by a Responsible Officer, which demonstrates compliance with the tests contained in Section 7.18, and which calculates the Applicable Rate.

(d) Budgets; Business Plans; Financial Projections. As soon as practicable and in any event not later than ninety (90) days after the beginning of each fiscal year commencing with the fiscal year beginning January 1, 2016, a copy of the plan and forecast (including a projected balance sheet, income statement and a statement of cash flow) of the Company and its Subsidiaries for the upcoming three (3) fiscal years prepared in such detail as shall be reasonably satisfactory to the Administrative Agent.

(e) Monthly Operating Reports. On September 15, 2017 and thereafter on the 15th day of each calendar month (i) a 13-week cash flow forecast, including a roll-forward of receivables and payables; (ii) a work-in-progress report with respect to each contract with a value in excess of $200,000,000 (or, if greater, at least 80% coverage of backlog); provided that such report must also include such information in respect of all projects that have cost plus profit in excess of billings balances in excess of $20,000,000; (iii) a report on (A) new contracts awarded with individual values in excess of $20,000,000 and (B) the new contract awards pipeline with respect to contracts with an individual value in excess of $20,000,000, in each case, including estimated letter of credit and bonding requirements for such contracts (iv) a progress report on the implementation of cost reduction measures by the Company; and (v) integrated financial projections for the period from such date of delivery to October 31, 2018 including cash flow projections on all projects with a contract price of $300,000,000 or more, in each case, in form and detail reasonably acceptable to the Administrative Agent.

(f) Weekly Operating Reports. By close of business (i) on Wednesday of each week after September 15, 2017 or, in respect of the weeks ending December 22, 2017 and December 29, 2017, by no later than January 7, 2018 a cash flow variance analysis for the preceding week with reasonably detailed explanations of variances in excess of 10%; and (ii) August 16, 2017 and thereafter on Wednesday of each week, a report detailing calculations of Minimum Availability, Excess Cash, Restricted Cash, Unrestricted Cash, Restricted Joint Venture Cash, Unrestricted Joint Venture Cash and Prepayment Proceeds (NPA Notes) Cash for each Business Day of the preceding week, in each case in form and detail reasonably acceptable to the Administrative Agent.

(g) Intercompany Transaction Reports. Within 60 days of the calendar month ending July 31, 2017, and thereafter within 30 days of the end of each calendar month, a report detailing (i) each loan advanced during such calendar month by a Collateral Loan Party to a Non-Collateral Loan Party (including the name of the creditor and debtor of each such loan and the outstanding balance thereof) and the aggregate balance of all such loans (including any such loans advanced in a prior month which remained outstanding as of such date) and (ii) each Disposition by a Collateral Loan Party to a Non-Collateral Loan Party involving assets with an aggregate value of $2,500,000 or greater (including the name of the buyer and the seller, a description in reasonable detail of the assets subject to such Disposition and a description of the consideration received by the seller for such Disposition).

6.02 Notices. The Company shall:

(a) Notice of Default. Promptly upon any of the chief executive officer, chief operating officer, chief financial officer, treasurer, controller, chief legal officer or general counsel of the Company obtaining knowledge (i) of any condition or event which constitutes a Default or Event of Default, or becoming aware that any Lender or Administrative Agent has given any written notice with respect to a claimed Default or Event of Default under this Agreement, or (ii) that any Person has given any written notice to the Company or any Subsidiary of the Company or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 8.01(e), or (iii) that any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect has occurred, the Company shall deliver to the Administrative Agent and the Lenders an Officer’s Certificate specifying (A) the nature and period of existence of any such claimed default, Default, Event of Default, condition or event, (B) the notice given or action taken by such Person in connection therewith, and (C) what action the Company has taken, is taking and proposes to take with respect thereto.

(b) Lawsuits.

(i) Promptly upon the Company obtaining knowledge of the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration, by or before any Governmental Authority, against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries not previously disclosed pursuant to Section 5.07, which action, suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in the Company’s reasonable judgment, the Company and/or any of its Subsidiaries to liability in an amount aggregating $25,000,000 or more, give written notice thereof to the Administrative Agent and the Lenders and provide such other information as may be reasonably available to enable each Lender and the Administrative Agent and its counsel to evaluate such matters; and

(ii) Promptly upon the Company or any of its Subsidiaries obtaining knowledge of any material adverse developments with respect to any of the Disclosed Litigation, which Disclosed Litigation exposes, in the Company’s reasonable judgment, the Company and/or any of its Subsidiaries to liability in an amount aggregating $10,000,000 or more, give written notice thereof to the Administrative Agent and the Lenders and provide such other information as may be reasonably available to enable each Lender and the Administrative Agent and its counsel to evaluate such matters; and

(iii) In addition to the requirements set forth in Sections 6.02(b)(i) and (ii), upon request of the Administrative Agent or the Required Lenders, promptly give written notice of the status of any Disclosed Litigation or any action, suit, proceeding, governmental investigation or arbitration covered by a report delivered pursuant to clause (i) above and provide such other information as may be reasonably available to it that would not jeopardize any attorney-client privilege by disclosure to the Lenders to enable each Lender and the Administrative Agent and its counsel to evaluate such matters.

(c) ERISA Notices. Deliver or cause to be delivered to the Administrative Agent and the Lenders, at the Company’s expense, the following information and notices as soon as reasonably possible, and in any event:

(i) (a) within ten (10) Business Days after the Company obtains knowledge that a Termination Event has occurred, a written statement of a Financial Officer of the Company describing such Termination Event and the action, if any, which the Company has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto and (b) within ten (10) Business Days after any member of the Controlled Group obtains knowledge that a Termination Event has occurred which could reasonably be expected to subject the

Company or any of its Subsidiaries to liability in excess of $5,000,000, a written statement of a Financial Officer or designee of the Company describing such Termination Event and the action, if any, which the member of the Controlled Group has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

(ii) within ten (10) Business Days after the filing of any funding waiver request with the IRS, a copy of such funding waiver request and thereafter all communications received by the Company or a member of the Controlled Group with respect to such request within ten (10) Business Days such communication is received; and

(iii) within ten (10) Business Days after the Company or any member of the Controlled Group knows or has reason to know that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan, a notice describing such matter.

For purposes of this Section 6.01(c), the Company, any of its Subsidiaries and any member of the Controlled Group shall be deemed to know all facts known by the administrator of any Plan of which the Company or any member of the Controlled Group or such Subsidiary is the plan sponsor.

(d) Other Indebtedness. Deliver to the Administrative Agent (i) a copy of each regular report, notice or communication regarding potential or actual defaults or amortization events (including any accompanying officer’s certificate) delivered by or on behalf of the Company to the holders of Material Indebtedness pursuant to the terms of the agreements governing such Material Indebtedness, such delivery to be made at the same time and by the same means as such notice of default is delivered to such holders, and (ii) a copy of each notice or other communication received by the Company from the holders of Material Indebtedness regarding potential or actual defaults pursuant to the terms of such Material Indebtedness, such delivery to be made promptly after such notice or other communication is received by the Company or any of its Subsidiaries.

(e) Other Reports. Deliver or cause to be delivered to the Administrative Agent and the Lenders copies of (i) all financial statements, reports and notices, if any, sent or made available generally by the Company to their securities holders or filed with the SEC by the Company, (ii) all press releases made available generally by the Company or any of the Company’s Subsidiaries to the public concerning material developments in the business of the Company or any such Subsidiary and (iii) all notifications received from the SEC by the Company or its Subsidiaries pursuant to the Securities Exchange Act of 1934 and the rules promulgated thereunder.

(f) Environmental Notices. As soon as possible and in any event within ten (10) days after receipt by the Company, deliver to the Administrative Agent and the Lenders a copy of (i) any notice or claim to the effect that the Company or any of its Subsidiaries is or may be liable to any Person as a result of the Release by the Company, any of its Subsidiaries, or any other Person of any Contaminant into the environment, and (ii) any notice alleging any violation of any Environmental, Health or Safety Requirements of Law by the Company or any of its Subsidiaries if, in either case, such notice or claim relates to an event which could reasonably be expected to subject the Company and its Subsidiaries to liability individually or in the aggregate in excess of $5,000,000.

(g) Mandatory Prepayments. Notify the Administrative Agent and the Lenders of (i) by the first Wednesday of each month, the occurrence of all Dispositions of property or assets, and the Net Cash Proceeds received in connection therewith, for the previous month; provided that the Company shall not be required to deliver such notification for any sale or Disposition, or series of related sales or Dispositions, of scrap material the Net Cash Proceeds of which are less than $250,000, (ii) the incurrence or issuance of any Indebtedness for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.03(b)(ii) promptly after such incurrence or issuance, (iii) the occurrence of any sale of Capital Stock for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.03(b)(iii) promptly after such occurrence and (iv) the occurrence of any casualty events and the receipt of any Net Insurance/Condemnation Proceeds promptly after such occurrence or, as the case may be, receipt.

(h) Notice under Note Purchase Agreements. Promptly after the delivery thereof, deliver or provide to the Administrative Agent and the Lenders, to the extent not provided hereunder, all reports, documents and other information delivered pursuant to the Financing Agreements (as defined in the Note Purchase Agreements as of the Amendment No. 6 Closing Date).

(i) Other Information. Promptly upon receiving a request therefor from the Administrative Agent (acting on its own behalf or at the request of any Lender), prepare and deliver to the Administrative Agent and the Lenders such other information with respect to the Company, any of its Subsidiaries (including information necessary to conduct flood due diligence and flood insurance compliance), as from time to time may be reasonably requested by the Administrative Agent or any Lender (through a request to the Administrative Agent).

(j) Hydra Transaction. The Company shall promptly notify the Administrative Agent of any event, condition or occurrence that would reasonably be expected to result in the failure of any condition contained in the Hydra Transaction Documentation to be satisfied (which shall include one or more lenders, bookrunners, underwriters, arrangers or similar entities withdrawing from, or repudiating, rejecting or reducing, any of their respective obligations under the Hydra Commitment Letters or the Continuing Bilateral LOC Credit Facilities (whether in accordance with the terms thereof or otherwise) which causes an aggregate net reduction in commitments under the Hydra Commitment Letters or availability under the Continuing Bilateral LOC Credit Facilities, after accounting for any assumption of such obligations by another lender, bookrunner, underwriter, arranger or similar entity) upon becoming aware of the same but in any event no later than one Business Day after becoming aware of such event, condition or occurrence.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(e)(i) or (iii) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Company shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Company shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on DebtDomain, IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or their respective securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall not be under any obligation to mark any Borrower Materials “PUBLIC.”

6.03 Existence, Etc. The Company shall and, except as permitted pursuant to Section 7.08, shall cause each of its Subsidiaries to, at all times maintain its existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses.

6.04 Corporate Powers; Conduct of Business. The Company shall, and shall cause each of its Subsidiaries to, qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified and where the failure to be so qualified will have or could reasonably be expected to have a Material Adverse Effect. The Company will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

6.05 Compliance with Laws, Etc. The Company shall, and shall cause its Subsidiaries to, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, properties, assets or operations of such Person, and (b) obtain as needed all permits necessary for its operations and maintain such permits in good standing unless failure to comply or obtain such permits could not reasonably be expected to have a Material Adverse Effect.

6.06 Payment of Taxes and Claims; Tax Consolidation. The Company shall pay, and cause each of its Subsidiaries to pay, (a) all material taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and (b) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by Section 7.03) upon any of the Company’s or such Subsidiary’s property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental charges referred to in clause (a) above or claims referred to in clause (b) above (and interest, penalties or fines relating thereto) need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with Agreement Accounting Principles shall have been made therefor.

6.07 Insurance. (a) The Company shall maintain for itself and its Subsidiaries, or shall cause each of its Subsidiaries to maintain in full force and effect, insurance policies and programs, with such deductibles or self-insurance amounts as reflect coverage that is reasonably consistent with prudent industry practice as determined by the Company, and (b) the Company and the applicable Loan Party shall, without limiting the foregoing, at all times, (i) maintain, if available, fully paid flood hazard insurance with respect to each Mortgaged Property containing a Building (as defined in Section 208.25 of Regulation H of the FRB) that is located in a special flood hazard area, as designated by the Federal Emergency Management Agency of the United States Department of Homeland Security (“FEMA”), on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise reasonably required by the Collateral Agent, (ii) upon request, furnish to the Collateral Agent evidence of the renewal of all such policies, and (iii) furnish to the Collateral Agent written notice of any redesignation by FEMA of any such Building into or out of a special flood hazard area promptly upon obtaining knowledge of such redesignation. Additionally, the Company shall deliver to the Collateral Agent (x) standard flood hazard determination forms and (y) if any Mortgaged Property is located in a special flood hazard area (A) notices to (and confirmations of receipt by) such Loan Party as to the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program and (B) evidence of applicable flood insurance, if available, in each case in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise required by the Collateral Agent. The Loan Parties shall deliver to the Collateral Agent at the Collateral Agent’s request an Authorization to Share Insurance Information.

6.08 Inspection of Property; Books and Records; Discussions. The Company shall permit and cause each of its Subsidiaries to permit, any authorized representative(s) designated by either the Administrative Agent or any Lender to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine their respective financial and accounting records and other material data relating to their respective businesses or the transactions contemplated hereby (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested (provided that an officer of the Company or any of its Subsidiaries may, if it so desires, be present at and participate in any such discussion). The Company shall keep and maintain, and cause each of its Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities. Upon the Administrative Agent’s request, the Company shall turn over copies of any such records to the Administrative Agent or its representatives.

6.09 ERISA Compliance. The Company shall, and shall cause each of its Subsidiaries to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA and shall operate all Plans to comply in all material respects with the applicable provisions of the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans, except for any noncompliance which, individually or in the aggregate, could not reasonably be expected to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $25,000,000 or except as set forth on Schedule 5.09.

6.10 Maintenance of Property. The Company shall cause all property used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 6.10 shall prevent the Company or any of its Subsidiaries from discontinuing the operation or maintenance of any of such property if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Administrative Agent or the Lenders.

6.11 Environmental Compliance. The Company and its Subsidiaries shall comply with all Environmental, Health or Safety Requirements of Law, except where noncompliance will not have or is not reasonably likely to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $25,000,000.

6.12 Use of Proceeds. The Borrower shall use the proceeds of the Loans to provide funds for general corporate purposes of the Company and its Subsidiaries, including, without limitation, the making of a $275,000,000 payment to the outstanding principal amount of loans under the Existing 2012 Term Loan Credit Agreement and for working capital purposes. The Company will not, nor will it permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any Margin Stock in violation of any applicable legal and regulatory requirements including, without limitation, Regulations T, U, and X, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations promulgated thereunder, or to make any Acquisition.

6.13 Covenant to Guarantee Obligations and Give Security.

(a) As security for the full and timely payment and performance of all Obligations, the Company shall, and shall, subject to the deadlines and requirements set forth in Annexes III and IV attached to Amendment No. 5, cause each other Collateral Loan Party to, on or after the Amendment No. 5 Closing Date (or such other times as separately agreed to in writing with the Collateral Agent), do or cause to be done all things reasonably necessary in the opinion of the Collateral Agent and its counsel to grant to the Collateral Agent for the benefit of the Collateral Agent, the Administrative Agent and the Secured Creditors a duly perfected first priority security interest in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer (other than restrictions on transfer imposed by applicable securities laws), except as expressly permitted hereunder or any other Loan Document. Without limiting the foregoing, the Company shall deliver, and shall cause each Collateral Loan Party to deliver, or shall have previously delivered and caused each Collateral Loan Party to deliver, to the Collateral Agent, in form and substance reasonably acceptable to the Collateral Agent, (i) the Security Instruments, which shall pledge to the Collateral Agent for the benefit of the Secured Creditors, as applicable, (A) certain personal property of the Company and the Collateral Loan Parties more particularly described therein, (B) 65% of the Voting Securities of each Direct Foreign Subsidiary (or if such Collateral Loan Party shall own less than 65%, then all of the Voting Securities owned by them) and 100% of the other Subsidiary Securities of such Direct Foreign Subsidiary that are owned by the Company or such Collateral Loan Party, and (C) all of the Subsidiary Securities owned by the Company or Collateral Loan Parties in each Domestic Subsidiary, (ii) if such Subsidiary Securities are in the form of certificated securities, such certificated securities, together with undated stock powers or other appropriate transfer documents endorsed in blank pertaining thereto, (iii) Uniform Commercial Code or equivalent financing statements (to the extent relevant or required under applicable law) in form, substance and number as requested by the Collateral Agent, reflecting the Lien in favor of the Collateral Agent for the benefit of the Secured Creditors on the Subsidiary Securities and all other Collateral, and (iv) Mortgages and Mortgage Instruments as requested by the Collateral Agent, and shall take such further action and deliver or cause to be delivered such further documents as required by the Security Instruments or otherwise as the Collateral Agent may request to effect the transactions contemplated by the Loan Documents; provided, that notwithstanding anything herein to the contrary, (1) in the event any Domestic Subsidiary is a “disregarded entity” for United States federal income tax purposes (a “Domestic Disregarded Subsidiary”), and such Domestic Disregarded Subsidiary owns stock in a Direct Foreign Subsidiary, then the Subsidiary Securities of such Domestic Disregarded Subsidiary shall not be pledged or provide any guaranty or serve as collateral in connection herewith; provided, however, that only the assets of such Domestic Disregarded Subsidiary (other than the stock in the Direct Foreign Subsidiary) shall be pledged or provide any guaranty or serve as collateral in connection herewith, as well as up to sixty-five percent (65%) in the aggregate of the Voting Securities and 100% of any other Subsidiary Securities of such Direct Foreign Subsidiary of such Domestic Disregarded Subsidiary, subject to such further limitations as otherwise provided herein and (2) in the event any Domestic Subsidiary is a U.S. entity that is treated as a corporation for U.S. federal income tax purposes substantially all of the fair market value of whose assets consist of one or more controlled foreign corporations within the meaning of Section 957 of the Code (a “US CFC HoldCo”), then the Subsidiary Securities of such US CFC HoldCo shall not be pledged or provide any guaranty or serve as collateral in connection herewith; provided, however, that up to sixty-five percent (65%) in the aggregate of the Voting Securities and 100% of any other Subsidiary Securities of such US CFC HoldCo shall be pledged or serve as collateral in connection herewith.

(b) After the Amendment No. 4 Closing Date, upon the formation, acquisition or capitalization of any new direct Subsidiary by any Loan Party, and upon the designation of each other Subsidiary as is necessary to remain in compliance with the terms of Section 7.15, then the Borrower shall promptly notify the Collateral Agent of such fact and promptly thereafter (and in any event, with respect to Domestic Subsidiaries, within thirty (30) days, with respect to Foreign Subsidiaries, within sixty (60) days, and solely with respect to Section 6.13(b)(iii), within ninety (90) days, or, in any case, such longer period requested by the Company and approved by the Collateral Agent), cause such Person to deliver to the Collateral Agent, as the Collateral Agent shall deem appropriate, at the Borrower’s expense:

(i) a supplement to the Subsidiary Guaranty in the form of the supplement attached thereto duly executed by such Subsidiary;

(ii) (A) where a security is being granted by a Domestic Subsidiary under the laws of any state of the United States, or under the laws of the District of Columbia, a Security Joinder Agreement of such Subsidiary (including without limitation completed schedules and supplements thereto as well as, to the extent applicable, intellectual property security interest notices executed in blank in accordance with the terms of the U.S. Security Agreement), together with such Uniform Commercial Code financing statements naming such Subsidiary as “Debtor” and naming the Collateral Agent for the benefit of the Secured Creditors as “Secured Party,” in form, substance and number sufficient in the reasonable opinion of the Collateral Agent and its special counsel to be filed in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Collateral Agent for the benefit of the Secured Creditors the Lien on Collateral conferred under such Security Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing; or (B) in all other cases, such instruments, agreements and other documents as are effective under the applicable local law to grant a valid and perfected security interest (or the local law equivalent thereof) in favor of the Collateral Agent in the Collateral of the relevant Subsidiary;

(iii) Mortgages, together with Mortgage Instruments, with respect to each individual real property (and related improvements) with a fair market value in excess of $2,500,000 (as determined by the Borrower and the Collateral Agent in good faith) owned by such Subsidiary, together with evidence that the casualty and other insurance (including, without limitation, flood insurance) required pursuant to the Loan Documents is in full force and effect; provided that with respect to any real property being added as Collateral, the Company will give at least 45 days’ prior written notice prior to pledging such real property to the Collateral Agent, and, upon confirmation from the Collateral Agent that all flood insurance due diligence and flood insurance compliance verification has been completed, such real property may be pledged;

(iv) subject to subsection (a) above, if the Subsidiary Securities issued by such Subsidiary that are, or are required to become, Pledged Interests are owned by a Subsidiary who has not then executed and delivered to the Collateral Agent a Security Instrument granting a Lien to the Collateral Agent, for the benefit of the Secured Creditors, in such Equity Interests, (A) where the relevant Pledged Interests may be validly pledged under the laws of any state of the United States, or under the laws of the District of Columbia, (x) a Security Agreement Joinder executed by the Subsidiary that directly owns such Subsidiary Securities, and (y) if such Subsidiary Securities shall be owned by the Borrower or a Subsidiary who has previously executed the U.S. Security Agreement, a supplement to the U.S. Security Agreement in form and substance reasonably acceptable to the Collateral Agent, pertaining to such Subsidiary Securities; or (B) in all other cases, such instruments, agreements and other documents as are effective under applicable local law to grant a valid and perfected security interest (or the equivalent thereof under local law) in favor of the Collateral Agent in the Subsidiary Securities issued by such Subsidiary;

(v) subject to subsection (a) above, if the Pledged Interests issued by such Subsidiary constitute securities under (and which are capable under applicable law of being pledged pursuant to the provisions of) Article 8 of the Uniform Commercial Code, (a) the certificates representing 100% of such Subsidiary Securities and (b) duly executed, undated stock powers or other appropriate powers of assignment in blank affixed thereto;

(vi) where relevant or required under applicable law for the creation or perfection of security instruments in the relevant jurisdiction, a supplement to the appropriate schedule (or other documents which are effective under applicable law to grant a security interest or pledge in the relevant Collateral) attached to the appropriate Security Instruments listing the additional Collateral, certified as true, correct in all material respects and complete by the Responsible Officer (provided that the failure to deliver such supplement shall not impair the rights conferred under the Security Instruments in after-acquired Collateral);

(vii) documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and, if requested by the Collateral Agent, customary opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Collateral Agent; and

(viii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or Collateral Agent reasonably may require.

(c) Other Required Guarantors.

(i) If at any time any Subsidiary of the Company which is not a Subsidiary Guarantor guaranties any Indebtedness of the Company other than the Indebtedness hereunder, the Company shall cause such Subsidiary to deliver to the Administrative Agent, as applicable, the documents referred to in subsection (b) above.

(ii) The Company shall ensure that any of its Subsidiaries which is a Subsidiary Guarantor shall, as soon as possible after becoming a Subsidiary Guarantor (and to the extent it has not already done so), execute a Subsidiary Guaranty and deliver an executed counterpart thereof to the Administrative Agent.

(d) Additional Excluded Foreign Subsidiaries. In the event any Subsidiary otherwise required to become a Subsidiary Guarantor under subsection (a), (b) or (c) above would cause the Company adverse tax consequences if it were to become a Subsidiary Guarantor or is restricted from becoming a Subsidiary Guarantor as a result of domestic laws or otherwise, the Collateral Agent may, in its discretion, permit such Subsidiary to be treated as an Excluded Foreign Subsidiary, and, accordingly, such Subsidiary would not be required to become a Subsidiary Guarantor.

(e) Joint Ventures. Notwithstanding anything to the contrary contained in any Loan Document, (i) in the event any Subsidiary otherwise required to become a Guarantor under this Section 6.13 is a joint venture or unincorporated association, and such Subsidiary’s becoming a Subsidiary Guarantor shall be restricted by such Subsidiary’s constitutive documents, the Obligations guaranteed by such Subsidiary shall not exceed the amount that may be so guaranteed pursuant to such constitutive documents, (ii) the Freeport Joint Ventures shall not be required to become Subsidiary Guarantors, and (iii) in no event shall such Subsidiary be required to guarantee an amount in excess of the amount that may be so guaranteed under applicable Requirements of Law (including, without limitation, the Uniform Fraudulent Conveyance Act and the Uniform Fraudulent Transfer Act), multiplied by the percentage of such Subsidiary’s outstanding Capital Stock or interest in the profits owned, in each case, by the Company or any of its other Subsidiaries.

(f) Additional Mortgages. Within 30 days after the request of the Collateral Agent pursuant to Section 6.13(a)(iv) (which may be extended at the sole discretion of the Collateral Agent), each Collateral Loan Party shall deliver Mortgages (granting valid and perfected first priority Liens and security interests), together with Mortgage Instruments, with respect to each individual real property (and related improvements) with a fair market value in excess of $2,500,000 (as determined by the Company and the Collateral Agent in good faith) owned by such Collateral Loan Party, together with evidence that the casualty and other insurance (including, without limitation, flood insurance) required pursuant to the Loan Documents is in full force and effect; provided that with respect to any real property being added as Collateral, the Collateral Agent agrees that it will not request any such Mortgage unless and until it has confirmed that all flood insurance due diligence and flood insurance compliance verification has been completed and such real property may be pledged. This Section 6.13(f) will supersede Section 16(a) of Amendment No. 3 with respect to the requirements for the grant of first priority Liens and security interests in owned real property of the Collateral Loan Parties.

(g) Additional Collateral Loan Parties. After the Amendment No. 5 Closing Date, the Company shall take all actions reasonably requested by the Collateral Agent to create and perfect Liens in any or all property of any Loan Party not currently a Collateral Loan Party (wherever incorporated or established) if the Collateral Agent reasonably determines that the value of the assets of such Subsidiary is material (including, if so required, entering into local law governed instruments granting Liens in Equity Interests in, and assets of, foreign Subsidiaries), it being expressly acknowledged by the Collateral Agent that (i) any request of the Collateral Agent shall be subject to the limitations set forth in Section 6.13(a) and (ii) in certain jurisdictions (A) it may be impossible or impractical (including for legal and regulatory reasons) to grant Liens in certain categories of assets or (B) it may take longer than agreed upon to grant or create such Liens in certain categories of assets, in which event the Collateral Agent shall act reasonably in granting the necessary extension of timing for obtaining such Liens; provided that, with respect to subsections (i) and (ii), the applicable Subsidiary shall have exercised commercially reasonable efforts to grant any such Liens.

6.14 Foreign Employee Benefit Compliance. The Company shall, and shall cause each of its Subsidiaries and each member of its Controlled Group to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not be reasonably likely to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $25,000,000.

6.15 Anti-Corruption Laws. The Company and its Subsidiaries shall conduct their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and maintain policies and procedures designed to promote and achieve compliance with such laws.

6.16 Appraisals. The Collateral Agent, the Administrative Agent and the Lenders may obtain from time to time an appraisal of all or any part of any Collateral, prepared in accordance with written instructions from the Collateral Agent, the Administrative Agent and the Lenders, from a third-party appraiser satisfactory to, and engaged directly by, the Administrative Agent and the Lenders. The cost of any appraisal shall be borne by the Borrower and such cost shall be part of the Indebtedness, and constitute an Obligation (without duplication under any Transaction Facility), hereunder and shall be payable by the Borrower to the Administrative Agent on written demand (which obligation the Borrower hereby promises to pay).

6.17 Further Assurances. Promptly upon request by the Collateral Agent, the Administrative Agent, or any Lender through the Administrative Agent, the Company and its Subsidiaries shall (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Collateral Agent, the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Collateral Loan Party’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Creditors the rights granted or now or hereafter intended to be granted to the Secured Creditors under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party is or is to be a party.

6.18 Most Favored Lender Status. If the Administrative Agent, acting in its sole discretion or at the direction of the Required Lenders, determines that the Company or any Subsidiary has provided any other creditor with greater rights, protections, compensation or other benefits under any instruments relating to Indebtedness than the Lenders have received under this Agreement and any other Loan Document, then the Company and its Subsidiaries shall at the request of the Administrative Agent, and as soon as reasonably practicable, enter into an amendment to this Agreement and, as applicable, any other Loan Document that incorporates such rights, protections, compensation and other benefits for the benefit of the Administrative Agent and the Lenders, and, until such amendment is effective, the Administrative Agent and the Lenders shall be deemed to have the benefit of such additional rights, protections, compensation and benefits.

6.19 Strategic Transactions.

(a) Milestones. The Company shall (i) prepare a confidential information memorandum, financial model and transaction structure memorandum, in each case, for the Technology Disposition, and deliver copies of such documents to the Administrative Agent, by no later than September 8, 2017; (ii) prepare, for distribution to prospective purchasers, a form of asset purchase agreement for the Technology Disposition, in form and substance reasonably acceptable to the Administrative Agent, by no later than October 15, 2017; (iii) obtain the Administrative Agent’s prior written consent to the final terms and conditions upon which the Technology Disposition will be completed with the successful bidder prior to the execution of any definitive transaction documentation; (iv) execute (A) definitive transaction documentation with the successful bidder with respect to the Technology Disposition or (B) the Hydra Merger Documentation, in either case, by no later than December 18, 2017; (v) prior to the consummation of the Technology Disposition, deliver detailed information regarding the closing calculations for the Technology Disposition, including estimated working capital adjustments, which shall be reasonably acceptable to the Administrative Agent; and (vi) complete (A) the Technology Disposition or (B) the Hydra Transaction, and, in each case, the accompanying closing funds flow, by no later than June 18, 2018.

(b) Technology Make-Whole Amount Payable to Noteholders. Without limiting the requirement to obtain the consent of the Administrative Agent to the Technology Disposition as provided in Section 7.02(f), if the Technology Disposition is consummated on or prior to February 28, 2018 or such later date as the Administrative Agent and the Required Holders (as defined in each of the Note Purchase Agreements as in effect on the Amendment No. 6 Closing

Date) agree in the exercise of their respective discretion and provided no Event of Default (under and as defined in any of the Transaction Facilities, as in effect on the Amendment No. 6 Closing Date) has occurred and is continuing on the date the Technology Disposition, has been consummated, or will result therefrom, then the Company and its Subsidiaries may pay the Noteholders the Technology Make-Whole Amount; provided that (x) any obligation for the Company and its Subsidiaries to pay the Technology Make-Whole Amount is subordinated to the payment in full in cash of the maximum amount of obligations which may from time to time be payable or arise under the Transaction Facilities (as in effect on the Amendment No. 6 Closing Date) other than the Technology Make-Whole Amount and (y) (1) the parties to the Intercreditor Agreement have amended the Intercreditor Agreement in advance of the consummation of the Technology Disposition, to reflect the subordination of the Technology Make-Whole Amount, or (2) the Net Cash Proceeds of the Technology Disposition, are distributed in accordance with the subordination terms of Section 9.13(b) of each Note Purchase Agreement (as in effect on the Amendment No. 6 Closing Date); provided further, that this clause (b) shall not restrict any other make whole amount due to the holders of the NPA Notes under the Note Purchase Agreements, as in effect on the Amendment No. 6 Closing Date.

(c) Hydra Make-Whole Amount Payable to Noteholders. If the Hydra Transaction is consummated, then the Company and its Subsidiaries may pay the Noteholders the Hydra Make-Whole Amount and the other consideration specified in the amendment to each Note Purchase Agreement dated as of the Amendment No. 6 Closing Date and delivered as a condition precedent to Amendment No. 6; provided that, unless a Bankruptcy Event (as defined in the Note Purchase Agreements) has occurred, no Make-Whole Amount (as defined in the Note Purchase Agreements) shall be paid to the Noteholders upon or in connection with the completion of the Hydra Transaction.

6.20 Strategic Review. The Company shall, on or before the Amendment No. 5 Closing Date, expand the scope of the existing engagement letter between FTI Consulting (“FTI”) and the Company pursuant to the terms of an addendum thereto, on terms reasonably acceptable to the Administrative Agent, to include a strategic review (the “Strategic Review”) of the business of the Company and its Subsidiaries in light of the potential Technology Disposition. The Company shall not amend, modify, vary or supplement the scope of FTI’s engagement for the Strategic Review or terminate such engagement, at any time on and following the Amendment No. 5 Closing Date, without the prior written consent of the Administrative Agent (provided that the Administrative Agent’s written consent shall not be required to the extent of the scope of the FTI engagement is expanded or broadened, so long as a copy of the FTI engagement letter documenting such expanded scope is promptly delivered to the Administrative Agent upon being agreed between FTI and the Company). FTI shall present a report of its findings to the Company’s Board of Directors no later than October 8, 2017. Within five (5) Business Days following FTI’s presentation to the Company’s Board of Directors, the Company and FTI shall meet with the Administrative Agent and its professional advisors to discuss any strategic alternatives and/or initiatives to be recommended as a result of the Strategic Review.

6.21 Pari Passu Ranking. The Loans and all other obligations under this Agreement and the other Loan Documents of the Loan Parties shall be and at all times thereafter shall remain direct and secured obligations of such Loan Party ranking at least pari passu in right of payment with all secured Indebtedness outstanding under (i) the other Transaction Facilities, and (ii) any credit or facility agreement of a Loan Party or any Subsidiary thereof or other agreement of a Loan Party or a Subsidiary thereof.

6.22 Hydra Transaction

(a) Company Milestones. The Company shall (i) prepare and cause to be filed with the SEC (A) jointly with McDermott International, Inc., a joint proxy statement/prospectus to be mailed to the stockholders for the purpose of, among other things, soliciting the votes of the shareholders of the Company and registering the issuance of the shares of McDermott International, Inc. Common Stock to be issued in connection with the Hydra Transaction, as promptly as reasonably practicable following the date of the Combination Agreement (but in any event by no later than February 15, 2018 (or such later date as the Administrative Agent may agree in its sole discretion), and (B) a solicitation/recommendation statement on Schedule 14D-9 in respect of the prospective Hydra Transaction, as promptly as reasonably practicable following (but in any event by no later than 10 Business Days after) the commencement of the Exchange Offer (as defined in the Combination Agreement) (or such later date as the Administrative Agent may agree in its sole discretion), and (ii) duly call and give notice of a meeting of its shareholders in respect of the prospective Hydra Transaction as promptly as reasonably practicable after the Form S-4 is declared effective under the Securities Act of 1933, as amended (but in any event by no later than May 18, 2018 (or such later date as the Administrative Agent may agree in its sole discretion)).

(b) Status Calls. The Company shall, on each Wednesday falling after the Amendment No. 6 Closing Date (or more frequently as may be requested by the Administrative Agent) cause members of management of the Company to participate in a call with the Administrative Agent and its advisors regarding the status of the prospective Hydra Transaction and the prospective Technology Disposition and promptly provide any information as may be requested by the Administrative Agent in respect of the prospective Hydra Transaction and the prospective Technology Disposition.

ARTICLE VII

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent Obligations to the extent no claim giving rise thereto has been asserted), the Company shall not, nor shall it permit any Subsidiary to, directly or indirectly:

7.01 Indebtedness.

(i) After the Amendment No. 3 Closing Date, the Company shall not, nor shall it permit any Subsidiary to, create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any secured Indebtedness except with respect to (a) secured Indebtedness in existence on the Amendment No. 3 Closing Date (and any Permitted Refinancing thereof) to the extent not otherwise in violation of Section 7.01(ii) and (b) to the extent such Indebtedness is secured, Indebtedness permitted pursuant to Sections 7.01(ii)(a), 7.01(ii)(b), 7.01(ii)(c), 7.01(ii)(d), 7.01(ii)(f), 7.01(ii)(g), 7.01(ii)(h), 7.01(ii)(k) and 7.01(ii)(l) (in each case to the extent that notwithstanding this Section 7.01(i) such Indebtedness is permitted to be secured under this Agreement).

(ii) Neither the Company nor any of its Subsidiaries shall create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except, in each case subject to clause (i) above:

(a) Indebtedness of the Company and the Borrower under this Agreement and the Subsidiaries under the Subsidiary Guaranty;

(b) Indebtedness in respect of guaranties executed by any Subsidiary Guarantor with respect to any Indebtedness of the Company and Indebtedness in respect of guaranties executed by the Company with respect to any Indebtedness of the Company’s Subsidiaries, provided that such underlying Indebtedness is not incurred by the Company or any such Subsidiary, as applicable, in violation of this Agreement;

(c) Indebtedness in respect of obligations secured by Customary Permitted Liens;

(d) Indebtedness constituting Contingent Obligations permitted by Section 7.05;

(e) Unsecured Indebtedness arising from loans from (i) any Collateral Loan Party to any other Collateral Loan Party, (ii) any Non-Collateral Loan Party to a Loan Party, (iii) any Collateral Loan Party to a Non-Collateral Loan Party, provided that (y) such Indebtedness has arisen in the ordinary course of business, and (z) to the extent the principal amount of such Indebtedness is $1,000,000 or greater, a promissory note evidencing such Indebtedness has been delivered as additional Collateral in favor of the Collateral Agent, (iv) any Non-Loan Party to the Company or any of its Subsidiaries, (v) Lealand Finance Company B.V. to any Subsidiary (other than any Subsidiary Guarantor) in an aggregate outstanding principal amount not to exceed $100,000,000 at any time and (vi) any one or more Subsidiary Guarantors to Horton CBI, Limited in an aggregate outstanding principal amount not to exceed $100,000,000; provided, that if (x) any Loan Party is the obligor on such Indebtedness or (y) such Indebtedness has been incurred under clause (v) or (vi) hereof, such Indebtedness shall be expressly subordinate to the payment in full in cash of the Obligations on terms satisfactory to the Administrative Agent; provided further that the creditor in respect of any such unsecured Indebtedness must be permitted to make an Investment in the relevant debtor in the amount of such Indebtedness under Section 7.04;

(f) Indebtedness arising under any Swap Contract which are not prohibited under Section 7.13;

(g) Indebtedness with respect to surety, appeal and performance bonds and Performance Letters of Credit (under and as defined in each of the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement) obtained by the Company or any of its Subsidiaries in the ordinary course of business and which support only the business activities of the Company and its Subsidiaries and not those of any other Person (other than in favor of joint ventures otherwise permitted hereunder and the purchaser and its affiliates in connection with Project Jazz);

(h) Indebtedness evidenced by letters of credit, bank guarantees or other similar instruments in an aggregate face amount not to exceed at any time $150,000,000 issued in the ordinary course of business to secure obligations of the Company and its Subsidiaries under workers’ compensation and other social security programs, and Contingent Obligations with respect to any such permitted letters of credit, bank guarantees or other similar instruments;

(i) (i) Permitted Existing Indebtedness and (ii) other Indebtedness, in addition to that referred to elsewhere in this Section 7.01, incurred by the Company or any of its Subsidiaries, provided that no Default or Event of Default shall have occurred and be continuing at the date of such incurrence or would result therefrom, and provided further that the aggregate outstanding amount of all Indebtedness incurred under this clause (i)(ii) shall not at any time exceed $25,000,000;

(j) Indebtedness of The Shaw Group Inc. or any of its Subsidiaries existing on the Closing Date and permitted under the Transaction Agreement;

(k) Indebtedness of the Borrower and any Subsidiary Guarantor in respect of (i) the Existing 2013 Revolving Credit Agreement) and (ii) the Existing 2015 Revolving Credit Agreement (and any Permitted Refinancing in each case thereof), so long as such Indebtedness is not senior to the Obligations in right of payment and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor;

(l) Indebtedness of any Subsidiary Guarantor in respect of the NPA Notes, so long as such Indebtedness is not senior to the Obligations in right of payment and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor; and

(m) Unsecured Indebtedness incurred by the Borrower or any Subsidiary Guarantor and owing to a joint venture in which the Borrower or any Subsidiary Guarantor owns any interest in an aggregate outstanding amount not to exceed $750,000,000 at any time;

provided, that the aggregate outstanding Indebtedness of the Company and its Subsidiaries incurred under Sections 7.01(ii)(a), 7.01(ii)(i), (ii)(j), (ii)(k) and (ii)(l) shall not at any time, from the Amendment No. 6 Closing Date, exceed an amount equal to $ 3,140,000,000 less, in each case, the aggregate amount of all scheduled repayments and mandatory prepayments of such Indebtedness (but, in respect of any mandatory prepayments under the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement, only to the extent the Commitments (as defined under each such agreement, respectively) have been reduced by such prepayment) made after the Amendment No. 5 Closing Date up to the date of determination (the “Maximum Funded Debt Cap”).

7.02 Sales of Assets. Neither the Company nor any of its Subsidiaries shall consummate any Asset Sale, except:

(a) sales of inventory in the ordinary course of business;

(b) the Disposition in the ordinary course of business of equipment that is obsolete, excess or no longer used or useful in the Company’s or its Subsidiaries’ businesses;

(c) (i) Dispositions of assets from a Collateral Loan Party to any other Collateral Loan Party, (ii) Dispositions of assets from a Non-Collateral Loan Party to a Collateral Loan Party, (iii) Dispositions of assets from a Non-Loan Party to the Company or any of its Subsidiaries, (iv) Dispositions of assets from a Collateral Loan Party to a Non-Collateral Loan Party made in the ordinary course of business and upon fair and reasonable terms no less favorable to such Collateral Loan Party than would be obtainable in a comparable arm’s length transaction with a Person that is neither the Company nor one of its Subsidiaries, and (v) Dispositions of assets in the ordinary course of business from a Loan Party to a Subsidiary of the Company that is not a Loan Party and not otherwise prohibited by this Agreement in an aggregate amount not to exceed $25,000,000 from and after the Amendment No. 3 Closing Date;

(d) the Permitted Sale and Leaseback Transactions;

(e) Dispositions in connection with Project Bluefin;

(f) other leases, sales or other Dispositions of assets not otherwise permitted by this Section 7.02 if (i) such transaction is for consideration consisting only of cash, (ii) such transaction is for not less than fair market value (as determined in good faith by the Company’s board of directors), and (iii) the prior written consent of the Administrative Agent to such Disposition has been obtained;

(g) Dispositions in connection with Project Jazz; provided, however, that all of the cash proceeds received from the divestiture in connection with Project Jazz shall be promptly (but in any event within 30 days upon such receipt of proceeds), and on a pro rata basis based on outstanding balances as of the last day of the fiscal quarter immediately preceding the consummation of Project Jazz, used to prepay (1) syndicated term loans, Committed Loans (as defined therein) under either or both of the Existing 2013 Revolving Credit Agreement and Existing 2015 Revolving Credit Agreement and/or outstanding amounts owing under any bilateral revolving credit facility (collectively, “Bank Debt”), on the one hand, and (2) certain outstanding amounts owing under the NPA Notes, on the other hand, in each case, as determined by the Company and reasonably satisfactory to the Administrative Agent, it being agreed and understood that (i) any portion of such proceeds to be applied to the NPA Notes may be first applied to Bank Debt consisting of revolving loans and, subject to the terms of such revolving loans, reborrowed for purposes of prepaying the NPA Notes in accordance with their terms, and (ii) any portion of such proceeds offered to, but declined by, the holders of the NPA Notes may be used to prepay Bank Debt, as determined by the Company; and

(h) a Disposition of the Beaumont Facility if (i) such transaction is for consideration consisting only of cash and (ii) such transaction is for not less than fair market value (as determined in good faith by the Company’s board of directors).

7.03 Liens. Neither the Company nor any of its Subsidiaries shall directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective property or assets except:

(a) Liens, if any, created by the Loan Documents or otherwise securing the Obligations;

(b) Customary Permitted Liens;

(c) other Liens not otherwise permitted by this Section 7.03, including Permitted Existing Liens, securing Indebtedness of the Company’s Subsidiaries as permitted pursuant to Section 7.01 and in an aggregate outstanding amount not to exceed two and one-half percent (2 1⁄2%) of consolidated tangible assets of the Company and its Subsidiaries at any time;

(d) Liens on the assets of The Shaw Group Inc. and its Subsidiaries, existing on the Closing Date and permitted under the Transaction Agreement, provided that such Liens extend only to such assets or proceeds thereof and were not incurred in contemplation of the Shaw Acquisition;

(e) as long as the obligations under this Agreement are secured equally and ratably by the same collateral subject to such Liens, Liens securing the other Transaction Facilities (and any Permitted Refinancing thereof);

(f) Liens on pledged cash of the Company and its Subsidiaries required for notional cash pooling arrangements in the ordinary course of business; and

(g) Liens on Collateral securing up to $500,000,000 of the face amount (as determined in accordance with Section 1.09 of the Existing 2013 Revolving Credit Agreement in effect as of the Amendment No. 4 Closing Date) of performance and financial letters of credit issued by Lenders outside of the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement to the extent such Liens (i) arise under the Loan Documents or loan documents executed in connection with the Existing 2013 Revolving Credit Agreement or the Existing 2015 Revolving Credit Agreement, as applicable, and (ii) are subject to the Intercreditor Agreement.

In addition, neither the Company nor any of its Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of the Administrative Agent as collateral for the Obligations; provided that (x) any agreement, note, indenture or other instrument in connection with purchase money Indebtedness (including Capitalized Leases) incurred in compliance with the terms of this Agreement may prohibit the creation of a Lien in favor of the Administrative Agent and the Lenders on the items of property obtained with the proceeds of such Indebtedness and (y) the Transaction Facilities (and any Permitted Refinancing thereof) may prohibit the creation of a Lien in favor of the Administrative Agent and the Lenders unless such Indebtedness is secured equally and ratably with the Obligations.

7.04 Investments. Except to the extent permitted pursuant to Section 7.06, neither the Company nor any of its Subsidiaries shall directly or indirectly make or own any Investment except:

(a) Investments in cash and Cash Equivalents;

(b) Permitted Existing Investments in an amount not greater than the amount thereof on the Closing Date;

(c) Investments in trade receivables or received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(d) Investments consisting of deposit accounts maintained by the Company and its Subsidiaries;

(e) Investments consisting of non-cash consideration from a sale, assignment, transfer, lease, conveyance or other disposition of property permitted by Section 7.02;

(f) Investments (i) in any consolidated Subsidiaries outstanding on the Amendment No. 3 Closing Date, and (ii) after the Amendment No. 3 Closing Date, additional Investments (A) by Collateral Loan Parties in other Collateral Loan Parties, (B) by Non-Collateral Loan Parties in Loan Parties, (C) by Non-Loan Parties in the Company or any of its Subsidiaries, (D) by Collateral Loan Parties in Non-Collateral Loan Parties, provided that any such Investment is made in the ordinary course of business, and if taking the form of Indebtedness in a principal amount of $1,000,000 or greater, such Investment shall be evidenced by a promissory note that is delivered as additional Collateral in favor of the Collateral Agent, and (E) by the Loan Parties in consolidated Subsidiaries that are not Loan Parties in an aggregate amount invested not to exceed $15,000,000; provided in each case that the recipient of any such Investment taking the form of Indebtedness is permitted to incur such Indebtedness under Section 7.01;

(g) (i) Permitted Existing J/V Investments and (ii) other Investments in joint ventures (other than Subsidiaries) and nonconsolidated Subsidiaries in an aggregate amount not to exceed $25,000,000 at any time after the Amendment No. 5 Closing Date;

(h) Investments constituting Indebtedness permitted by Section 7.01 or Contingent Obligations permitted by Section 7.05;

(i) Investments in addition to those referred to elsewhere in this Section 7.04 in an aggregate amount not to exceed $15,000,000 at any time; provided that any such Investments incurred after the Amendment No. 3 Closing Date shall only be permitted to the extent that (i) on the date of such Investment the Leverage Ratio is less than 3.00 to 1.00 (the Leverage Ratio as evidenced to the Administrative Agent and such evidence reasonably satisfactory to the Administrative Agent) and (ii) no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

(j) Investments of The Shaw Group Inc. and its Subsidiaries on the Closing Date and permitted under the Transaction Agreement.

7.05 Contingent Obligations. Neither the Company nor any of its Subsidiaries shall directly or indirectly create or become or be liable with respect to any Contingent Obligation, except: (a) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business; (b) Permitted Existing Contingent Obligations; (c) Contingent Obligations incurred to support the performance of bids, tenders, sales or contracts (other than for the repayment of borrowed money), or with respect to surety, appeal and performance bonds obtained by the Company or any Subsidiary (provided that the Indebtedness with respect thereto is permitted pursuant to Section 7.01), in each case related to the ordinary course business activities of the Company and its Subsidiaries and not those of any other Person or, solely to the extent of its relative ownership interest therein, any Person (other than a wholly owned Subsidiary of the Company) in which the Company or any of its Subsidiaries have a joint interest or other ownership interest, in each case in the ordinary course of business; provided that any such joint venture or other ownership interest is permitted under Section 7.04(g)(i) or established pursuant to Section 7.04(g)(ii); (d) Contingent Obligations of the Subsidiary Guarantors under the Subsidiary Guaranty and the Company under this Agreement; and (e) Contingent Obligations in respect of the Transaction Facilities and Contingent Obligations of The Shaw Group Inc. and its Subsidiaries existing on the Closing Date and permitted under the Transaction Agreement.

7.06 Conduct of Business; Subsidiaries; Acquisitions.

(a) Neither the Company nor any of its Subsidiaries shall engage in any business other than the businesses engaged in by the Company and its Subsidiaries on the Amendment No. 5 Closing Date and any business or activities which are substantially similar, related or incidental thereto or logical extensions thereof. The Company shall not create, acquire or capitalize any Subsidiary after the Amendment No. 5 Closing Date unless (w) no Default or Event of Default shall have occurred and be continuing or would result therefrom; (x) such Subsidiary concurrently becomes a Subsidiary Guarantor; (y) after such creation, acquisition or capitalization, all of the representations and warranties contained herein shall be true and correct (unless such representation and warranty is made as of a specific date, in which case, such representation or warranty shall be true and correct as of such date); and (z) after such creation, acquisition or capitalization the Company and such Subsidiary shall be in compliance with the terms of Section 6.13 and Section 7.16.

(b) From the Amendment No. 5 Closing Date, neither the Company nor its Subsidiaries shall make any Acquisitions unless otherwise approved by the Required Lenders in advance in writing.

7.07 Transactions with Shareholders and Affiliates. Other than transactions otherwise permitted by Section 7.04, neither the Company nor any of its Subsidiaries shall directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or make loans or advances to any holder or holders of any of the Equity Interests of the Company, or with any Affiliate of the Company which is not its Subsidiary of the Company, on terms that are less favorable to the Company or any of its Subsidiaries, as applicable, than those that could reasonably be obtained in an arm’s length transaction at the time from Persons who are not such a holder or Affiliate.

7.08 Restriction on Fundamental Changes. Neither the Company nor any of its Subsidiaries shall enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of the Company’s consolidated business or property (each such transaction a “Fundamental Change”), whether now or hereafter acquired, except (a) Fundamental Changes permitted under Sections 7.02, 7.04 and 7.07, (b) a Subsidiary of the Company may be merged into or consolidated with the Company (in which case the Company shall be the surviving corporation) or any wholly owned Subsidiary of the Company provided the Company owns, directly or indirectly, a percentage of the equity of the merged entity not less than the percentage it owned of the Subsidiary prior to such Fundamental Change and if the predecessor Subsidiary was (i) a Non-Collateral Loan Party, the surviving Subsidiary shall be a Loan Party hereunder or (ii) a Collateral Loan Party, the surviving Subsidiary shall be a Collateral Loan Party hereunder, (c) any liquidation of any Subsidiary of the Company; provided the holder of its Equity Interests, to whom its assets upon liquidation are distributed, is the Company or another Subsidiary of the Company, as applicable, (d) any Material Subsidiary may dissolve, liquidate or wind-up its affairs at any time if such dissolution, liquidation or winding up is not disadvantageous to the Administrative Agent or any Lender in any material respect (as determined by the Administrative Agent and notified to the Company) and (e) any Subsidiary that is not a Material Subsidiary may dissolve, liquidate or wind-up its affairs at any time.

7.09 Sales and Leasebacks. Neither the Company nor any of its Subsidiaries shall become liable, directly, by assumption or by Contingent Obligation, with respect to any Sale and Leaseback Transaction (other than the Permitted Sale and Leaseback Transactions and sale and leaseback obligations of The Shaw Group Inc. and its Subsidiaries existing on the Closing Date and permitted under the Transaction Agreement), unless the sale involved is not prohibited under Section 7.02, the lease involved is not prohibited under Section 7.01 and any related Investment is not prohibited under Section 7.04.

7.10 Margin Regulations. Neither the Company nor any of its Subsidiaries, shall use all or any portion of the proceeds of any credit extended under this Agreement to purchase or carry Margin Stock in violation of any applicable legal and regulatory requirements including, without limitation, Regulations T, U and X, the Securities Act of 1933, and the Securities Exchange Act of 1934 and the regulations promulgated thereunder.

7.11 ERISA. The Company shall not:

(a) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), with respect to any Benefit Plan, whether or not waived;

(b) terminate, or permit any Controlled Group member to terminate, any Benefit Plan which would result in liability of the Company or any Controlled Group member under Title IV of ERISA;

(c) fail, or permit any Controlled Group member to fail, to pay any required installment or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment; or

(d) permit any unfunded liabilities with respect to any Foreign Pension Plan;

except, in each case, as set forth on Schedule 5.09 or except where such transactions, events, circumstances, or failures are not, individually or in the aggregate, reasonably expected to result in liability individually or in the aggregate in excess of $25,000,000.

7.12 Subsidiary Covenants. Except as set forth on Schedule 7.12, and except for any (a) encumbrance or restriction binding upon The Shaw Group Inc. and its Subsidiaries existing on the Closing Date and permitted under the Transaction Agreement, (b) encumbrance or restriction contained in any of the Transaction Facilities (or any amendments or Permitted Refinancings thereof, provided that such amendments or refinancings are no more materially restrictive with respect to such encumbrances and restrictions than those prior to such amendment or refinancing), (c) customary provisions restricting subletting, assignment of any lease or assignment of any agreement entered into in the ordinary course of business, (d) customary restrictions and conditions contained in any agreement relating to a sale or disposition not prohibited by Section 7.02, or (e) any agreement in effect at the time a Subsidiary becomes a Subsidiary, so long as it was not entered into in connection with or in contemplation of such Person becoming a Subsidiary, the Company will not, and will not permit any Subsidiary to, create or otherwise cause to become effective or suffer to exist any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to pay dividends or make any other distribution on its stock or redemption of its stock, or make any other Restricted Payment, pay any Indebtedness or other Obligation owed to Company or any other Subsidiary, make loans or advances or other Investments in the Company or any other Subsidiary, or sell, transfer or otherwise convey any of its property to the Company or any other Subsidiary, or merge, consolidate with or liquidate into the Company or any other Subsidiary.

7.13 Swap Contracts. The Company shall not and shall not permit any of its Subsidiaries to enter into any Swap Contracts, other than Swap Contracts entered into by the Company or its Subsidiaries pursuant to which the Company or such Subsidiary has hedged its reasonably estimated interest rate, foreign currency or commodity exposure, and which are non-speculative in nature.

7.14 Issuance of Disqualified Stock. From and after the Closing Date, neither the Company, nor any of its Subsidiaries shall issue any Disqualified Stock. All issued and outstanding Disqualified Stock shall be treated as Indebtedness for all purposes of this Agreement, and the amount of such deemed Indebtedness shall be the aggregate amount of the liquidation preference of such Disqualified Stock

7.15 Non-Guarantor Subsidiaries. The Company will not at any time permit the sum of the consolidated assets of all of the Company’s Subsidiaries which are not Subsidiary Guarantors (the non-guarantor Subsidiaries being referred to collectively as the “Non-Obligor Subsidiaries”) to exceed twelve and a half percent (12.5%) of the Company’s and its Subsidiaries consolidated assets. For the avoidance of doubt, Excluded Joint Ventures shall be disregarded for purposes of this Section 7.15.

7.16 Intercompany Indebtedness. The Company shall not create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness arising from loans from any Subsidiary to the Company unless (a) such Indebtedness is unsecured and (b) such Indebtedness shall be expressly subordinate to the payment in full in cash of the Obligations on terms satisfactory to the Administrative Agent.

7.17 Restricted Payments. The Company shall not, nor shall it permit any Subsidiary to, declare, make or pay any Restricted Payments, other than (a) permitted Restricted Payments listed on Schedule 7.17, (b) payments and prepayments of debt permitted by Section 7.01(ii)(j), (c) payments and prepayments of the Transaction Facilities (as in effect on the Amendment No. 5 Closing Date); provided that (i) any voluntary prepayment under this Agreement, any Note Purchase Agreement or, to the extent such prepayment results in a commitment reduction, the Existing 2013 Revolving Credit Agreement or the Existing 2015 Revolving Credit Agreement, shall be made together with voluntary prepayments of the other Transaction Facilities, on a pro rata basis by reference to the outstanding principal balances thereunder and (ii) provided that the Company and its Subsidiaries shall not pay any make whole amount to the Noteholders in connection with any prepayment of the NPA Notes upon the consummation of the Technology Disposition except in accordance with Section 6.19(b), and (d) payments of dividends by any Subsidiary to Loan Parties ratably with respect to the Equity Interests held by such Loan Parties. Notwithstanding the foregoing, neither the Company nor its Subsidiaries shall make any share repurchases; provided that for the avoidance of doubt any share repurchases or other Restricted Payments required to pay withholding tax liabilities of employees pursuant to the Company’s “Chicago Bridge & Iron 2008 Long-Term Incentive Plan, as Amended” in effect as of the Amendment No. 5 Closing Date shall be expressly permitted.

7.18 Financial Covenants.

(a) Maximum Leverage Ratio. The Company shall not permit the ratio (the “Leverage Ratio”) of (i) all Adjusted Indebtedness of the Company and its Subsidiaries as of any date of determination (but excluding any Indebtedness permitted under Section 7.01(ii)(m)) to (ii) EBITDA for the most recently-ended period of four-fiscal quarters for which financial statements were required to be delivered, beginning with such period ending March 31, 2018, to be greater than 1.75 to 1.00.

The Leverage Ratio shall be calculated as of the last day of each fiscal quarter commencing with the fiscal quarter ending March 31, 2018 based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness as of the last day of each such fiscal quarter and (B) for EBITDA, the actual amount for the four quarter period ending on such day.

(b) Minimum Fixed Charge Coverage Ratio. The Company and its consolidated Subsidiaries shall maintain a ratio, without duplication, of Consolidated Net Income Available for Fixed Charges to Consolidated Fixed Charges of at least 2.25 to 1.00 for the most recently-ended period of four fiscal quarters for which financial statements were required to be delivered, commencing with the fiscal quarter ended as of March 31, 2018 through the Maturity Date.

(c) Minimum Availability. At all times after the Amendment No. 6 Closing Date, the aggregate unused commitments of the lenders under the Existing 2013 Revolving Credit Agreement and the Existing 2015 Revolving Credit Agreement shall be no less than$50,000,000.

(d) Minimum EBITDA. The Company shall not permit EBITDA, as of the last day of any fiscal quarter for the four-fiscal quarter period ending on such day, to be less than the amount set forth below opposite such fiscal quarter:

Four Fiscal Quarters Ending	Minimum EBITDA
December 31, 2017	$550,000,000
March 31, 2018	$500,000,000
June 30, 2018	$500,000,000
September 30, 2018	$550,000,000
December 31, 2018 and each fiscal quarter thereafter	$575,000,000

7.19 Sanctions. The Borrower shall not, directly or, to its knowledge, indirectly, use the proceeds of any Borrowing, or lend, contribute or otherwise make available such proceeds to the Company, any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by an individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent or otherwise) of Sanctions.

7.20 Anti-Corruption Laws. The Borrower shall not, directly or, to its knowledge, indirectly, use the proceeds of any Borrowing for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions.

7.21 Hydra Transaction Documentation. The Company shall not, and shall not permit any Subsidiary to, amend, modify or waive any of its rights or obligations under any Hydra Transaction Documentation in a manner adverse to the interests of the Lenders, the Administrative Agent or any other Secured Creditor, without the consent of the Administrative Agent, such consent not to be unreasonably withheld (it being understood that (i) any increase or decrease in the Exchange Offer Ratio (as defined in the Combination Agreement) in excess of 10% of the Exchange Offer Ratio as in effect on the Amendment No. 6 Closing Date, (ii) any extension of the Termination Date (as defined in the Combination Agreement) of the Combination Agreement or any amendment of Article 9 of the Combination Agreement that would result de facto in an extension of the Termination Date (as defined in the Combination Agreement), (iii) a reduction in the aggregate amount of cash proceeds available from the debt financing provided under the Hydra Commitment Letters and, as applicable, any Continuing Bilateral LOC Credit Facilities, after accounting for any assumption or replacement of such obligations by another lender, bookrunner, underwriter, arranger or similar entity within 10 days of (A) $50,000,000 or greater (in aggregate) with respect to the Term B Facility and the Bridge Facilities, (B) $75,000,000 or greater (in aggregate) with respect to Revolving Facility, the LC

Facility, the Term C Facility and the Continuing Bilateral LOC Credit Facilities or (C) $100,000,000 or greater (in aggregate) with respect to the Facilities (as defined in the Hydra Commitment Letters) and the Continuing Bilateral LOC Credit Facilities, (iv) a change in the use of proceeds of the Term B Facility or the Bridge Facilities, (v) including new or additional conditions or otherwise expanding or modifying any of the conditions to funding or consummation of the Hydra Transaction under the Hydra Transaction Documentation, provided that this clause (v) shall not apply to any waiver or removal of any conditions to funding or consummation of the Hydra Transaction under the Hydra Transaction Documentation, and (vi) any amendment or modification of any other term under any Hydra Transaction Documentation in a manner reasonably likely to prevent or delay or impair the ability of the Company to the consummate the Hydra Transaction, in each case shall be deemed to be adverse to the interests of the Lenders, the Administrative Agent and the other Secured Creditors).

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

8.01 Events of Default. Each of the following occurrences shall constitute an Event of Default under this Agreement:

(a) Failure to Make Payments When Due. The Company or the Borrower shall (i) fail to pay when due any of the Obligations consisting of principal with respect to the Loans or (ii) shall fail to pay within five (5) days of the date when due any of the other Obligations under this Agreement or the other Loan Documents.

(b) Breach of Certain Covenants. The Company shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on the Company under Sections 6.01, 6.02(a), 6.03, 6.08, 6.12, 6.13, 6.19(iii), 6.19(iv), 6.19(vi) or 6.21 or 6.22, Article VII or Section 3(a) or 6 of Amendment No. 5; provided that no Default or Event of Default shall occur by reason of the Company failing to comply with Section 7.18(a) or Section 7.18(b) for the fiscal quarter ending March 31, 2018 until the earlier of (x) June 18, 2018 and (y) the termination of any Hydra Transaction Documentation.

(c) Breach of Representation or Warranty. Any representation or warranty made or deemed made by the Company or the Borrower to the Administrative Agent or any Lender herein or by the Company or the Borrower or any of the Company’s Subsidiaries in any of the other Loan Documents or in any statement or certificate or information at any time given by any such Person pursuant to any of the Loan Documents shall be false or misleading in any material respect on the date as of which made (or deemed made).

(d) Other Defaults. The Company or the Borrower shall default in the performance of or compliance with any term contained in this Agreement (other than as covered by subsections (a), (b) or (c) of this Section 8.01), or the Company or the Borrower or any of the Company’s Subsidiaries shall default in the performance of or compliance with any term contained in any of the other Loan Documents, and such default shall continue for thirty (30) days after the occurrence thereof.

(e) Default as to Other Indebtedness. (i) The Company or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount (such Indebtedness being “Material Indebtedness”), or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Material Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided that, for the avoidance of doubt, no Event of Default shall occur under this clause (e)(i) with respect to any bilateral letter of credit facilities unless the aggregate unpaid and/or unreimbursed amount thereunder exceeds $50,000,000; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount.

(f) Involuntary Bankruptcy; Appointment of Receiver, Etc.

(i) An involuntary case shall be commenced against the Company or any of the Company’s Subsidiaries and the petition shall not be dismissed, stayed, bonded or discharged within forty-five (45) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of the Company’s Subsidiaries in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

(ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of the Company’s Subsidiaries or over all or a substantial part of the property of the Company or any of the Company’s Subsidiaries shall be entered; or an interim receiver, trustee or other custodian of the Company or any of the Company’s Subsidiaries or of all or a substantial part of the property of the Company or any of the Company’s Subsidiaries shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any of the Company’s Subsidiaries shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within forty-five (45) days after entry, appointment or issuance.

(g) Voluntary Bankruptcy; Appointment of Receiver, Etc. The Company or any of the Company’s Subsidiaries shall (i) generally not pay, or admit in writing its inability to pay, its debts when they become due, (ii) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, except for any proceeding to wind up the Toronto office of the business sold pursuant to the E&C Sale (as defined in the Transaction Agreement) (to the extent bankruptcy has been initiated by The Shaw Group prior to the Closing Date), (iii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iv) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (v) make any assignment for the benefit of creditors or (vi) take any corporate action to authorize any of the foregoing.

(h) Judgments and Attachments. Any money judgment(s), writ or warrant of attachment, or similar process against the Company or any of its Subsidiaries or any of their respective assets involving in any single case or in the aggregate an amount in excess of the Threshold Amount (to the extent not covered by independent third party insurance as to which the insurer has been notified and does not dispute coverage) is or are entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than fifteen (15) days prior to the date of any proposed sale thereunder.

(i) Dissolution. Any order, judgment or decree shall be entered against the Company or any Subsidiary decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of forty-five (45) days; or the Company or any Subsidiary shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement.

(j) Invalidity of Loan Documents. Until the Facility Termination Date: (i) any Loan Document at any time after its execution and delivery and for any reason other than the agreement of all the Lenders, as permitted hereunder or thereunder, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; (ii) any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document in writing; (iii) any Loan Document ceases to secure or guaranty the Obligations in respect of the Secured Bank Creditors at any time in the same manner as amounts owing to the Noteholders are secured or guaranteed; or (iv) at any time, any Security Instrument after delivery thereof shall for any reason (other than pursuant to the terms thereof or solely as a direct result of the action or inaction of the Collateral Agent, Administrative Agent or any Lender) ceases to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.03 or any other Loan Document) on the Collateral (other than immaterial Collateral) purported to be covered thereby.

(k) Termination Event. Any Termination Event occurs which the Required Lenders believe is reasonably likely to subject the Company to liability in excess of the Threshold Amount, except as set forth on Schedule 5.09.

(l) Waiver of Minimum Funding Standard. If the plan administrator of any Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and any Lender believes the substantial business hardship upon which the application for the waiver is based could reasonably be expected to subject either the Company or any Controlled Group member to liability in excess of the Threshold Amount.

(m) Change of Control. A Change of Control shall occur.

(n) Environmental Matters. The Company or any of its Subsidiaries shall be the subject of any proceeding or investigation (other than in connection with a Product Liability Event) pertaining to (i) the Release by the Company or any of its Subsidiaries of any Contaminant into the environment, (ii) the liability of the Company or any of its Subsidiaries arising from the Release by any other Person of any Contaminant into the environment, or (iii) any violation of any Environmental, Health or Safety Requirements of Law which by the Company or any of its Subsidiaries, which, in any case, has or is reasonably likely to subject the Company to liability individually or in the aggregate in excess of the Threshold Amount (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage).

(o) Guarantor Revocation. Any Guarantor of the Obligations shall terminate or revoke any of its obligations under the applicable Guaranty or breach any of the material terms of such Guaranty.

(p) Hydra Transaction. Any of the following shall occur: (i) any Hydra Transaction Documentation shall have been terminated; (ii) the adoption of the Combination Agreement is not put to a vote of the shareholders of the Company or McDermott International, Inc.; (iii) the shareholders of the Company or McDermott International, Inc. do not vote to adopt the Combination Agreement (provided that no Event of Default under this clause (iii) shall occur until seven days after the date of the relevant shareholder meeting convened by the Company or McDermott International, Inc., as applicable, in respect of the prospective Hydra Transaction); (iv) the board of directors of the Company change, qualify, withhold, withdraw or modify their recommendation that the shareholders of the Company, as applicable, should adopt the Combination Agreement; or (v) any lender, bookrunner, underwriter, arranger or similar entity withdraws from, or repudiates, rejects or reduces, any of its obligations under the Hydra Commitment Letters and/or the Continuing Bilateral LOC Credit Facilities (whether in accordance with the terms thereof or otherwise) which cause an aggregate net reduction in commitments under the Hydra Commitment Letters or, as applicable, availability under the Continuing Bilateral LOC Credit Facilities, after accounting for any assumption or replacement of such obligations by another lender, bookrunner, underwriter, arranger or similar entity within 10 days, of (A) $50,000,000 or greater (in aggregate) with respect to the Term B Facility and the Bridge Facilities, (B) $75,000,000 or greater (in aggregate) with respect to Revolving Facility, the LC Facility, the Term C Facility and the Continuing Bilateral LOC Credit Facilities or (C) $100,000,000 or greater (in aggregate) with respect to the Facilities (as defined in the Hydra Commitment Letters) and the Continuing Bilateral LOC Credit Facilities.

An Event of Default shall be deemed “continuing” until cured or until waived in writing in accordance with Section 8.02.

8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a) declare the obligation of each Lender to make Loans to be terminated, whereupon such obligations shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents; and

(d) direct the Collateral Agent in accordance with the Intercreditor Agreement to exercise on behalf of the Secured Bank Creditors all rights and remedies available to the Secured Bank Creditors under the Security Instruments;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Company or any of its Subsidiaries under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.

8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.13 and the terms of the Intercreditor Agreement then in effect, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent and the Collateral Agent in their capacities as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, and amounts payable in respect of Secured Hedge Agreements, Secured Cash Management Agreements and Secured Bilateral Letters of Credit) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders pursuant to Section 10.04 or otherwise and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of (a) that portion of the Obligations constituting unpaid principal of the Loans, (b) Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, and (c) Obligations then owing under Secured Bilateral Letters of Credit, ratably among the Lenders, the Hedge Banks, the Cash Management Banks, and the LOC Banks in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law;

provided that Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.

Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Bilateral Letters of Credit shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Hedge Bank, or LOC Bank, as the case may be. Each Cash Management Bank, Hedge Bank, or LOC Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE IX

ADMINISTRATIVE AGENT

9.01 Appointment and Authority.

(a) Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions, except as set forth in Section 9.06 with respect to appointing a successor Administrative Agent as described in such Section. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(b) The Administrative Agent, each of the Lenders (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank, and a potential LOC Bank) hereby irrevocably appoints and authorizes Bank of America to act as the collateral agent (in such capacity, the “Collateral Agent”) under the Loan Documents for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Instruments, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the Collateral Agent under the Loan Documents) as if set forth in full herein with respect thereto.

9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it

(i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower or a Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Instruments, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

9.06 Resignation of Administrative Agent.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Notwithstanding anything herein to the contrary, (i) so long as no Event of Default has occurred and is continuing, each such successor Administrative Agent shall be subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed and (ii) whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and appoint a successor; provided that, so long as no Event of Default has occurred and is continuing, each such successor Administrative Agent shall be subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section) . The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.07 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.07 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

9.10 Collateral and Guaranty Matters.

(a) Guaranty Matters. Without limiting the provisions of Section 9.09, each of the Lenders (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank, and a potential LOC Bank) irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

(b) Collateral Matters.

(i) Each of the Lenders (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank and a potential LOC Bank) hereby (A) consents to the terms of the Intercreditor Agreement, (B) authorizes the Administrative Agent to enter into the Intercreditor Agreement on behalf of the Secured Bank Creditors, and (C) authorizes the Collateral Agent to enter into the Intercreditor Agreement on behalf of the Secured Creditors.

(ii) Without limiting the provisions of Section 9.09, the Administrative Agent, each of the Lenders (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank and a potential LOC Bank) irrevocably authorize the Collateral Agent, at its option and in its discretion:

(A) to release any Pledged Interest and any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon the occurrence of the Facility Termination Date subject to the Intercreditor Agreement, (ii) that is sold or to be sold or otherwise disposed of as part of or in connection with any sale or disposition permitted hereunder or under any other Loan Document, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders subject to the Intercreditor Agreement; and

(B) to acknowledge in writing, in form and substance satisfactory to the Collateral Agent, the priority of any Lien granted under any indemnity agreement or surety agreement in favor of a surety providing a bond to the Company and/or its Subsidiaries as permitted by clause (c) of the definition of “Customary Permitted Lien”.

Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 9.10.

The Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

9.11 Secured Cash Management Agreements, Secured Hedge Agreements, and Secured Bilateral Letters of Credit. Except as otherwise expressly set forth herein, no Cash Management Bank, Hedge Bank, or LOC Bank that obtains the benefits of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or of the Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral or to notice of or consent to any amendment, waiver or modification of the provisions hereof) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Secured Bilateral Letters of Credit unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Hedge Bank or LOC Bank, as the case may be. The Collateral Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Bilateral Letters of Credit in the case of a termination pursuant to Section 11.06.

ARTICLE X

MISCELLANEOUS

10.01 Amendments, Etc. Subject to the Intercreditor Agreement, unless otherwise expressly provided, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Company or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Company or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.01(a) without the written consent of each Lender subject to the last paragraph of such Section;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby (except with respect to any modifications of the provisions relating to amounts, timing or application of optional prepayments of Loans and other Obligations, which modification shall require only the approval of the Required Lenders);

(d) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (ii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to (i) amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate or (ii) amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder;

(e) change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender;

(g) release any Guarantor from its respective Guaranty or release all or substantially all of the value of any Guaranty without the written consent of each Lender, except to the extent the release of any Subsidiary Guarantor is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); or

(h) release all or substantially all of the Collateral in any transaction or series of related transactions without the written consent of each Lender, except to the extent the release of any Collateral is permitted pursuant to Section 9.10 (in which case such release may be made by the Collateral Agent acting alone);

and, provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Further, notwithstanding anything to the contrary, any Loan Document (including any Schedule or Exhibit thereto) may be updated, waived, amended, supplemented or modified pursuant to an agreement or agreements in writing entered into by the Company and the Collateral Agent or the Administrative Agent, as applicable (without the consent of any Lender or Secured Creditor), to correct an immaterial defect or error or outdated information or to grant a new Lien for the benefit of the Secured Creditors or extend an existing Lien over additional property.

Notwithstanding any provision herein to the contrary the Administrative Agent, the Company and the Borrower may amend, modify or supplement this Agreement or any other Loan Document to cure or correct administrative errors or omissions, any ambiguity, omission, defect or inconsistency or to effect administrative changes, and such amendment shall become effective without any further consent of any other party to such Loan Document so long as (i) such amendment, modification or supplement does not adversely affect the rights of any Lender or other holder of Obligations in any material respect and (ii) the Lenders shall have received at least two Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within two Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment, modification or supplement.

10.02 Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Company or any other Loan Party, the Administrative Agent, or the Collateral Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Company).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Company may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Company’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials through the Internet.

(d) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Company and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Company or its securities for purposes of United States Federal or state securities laws.

(e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic Borrowing/Election Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Company shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.11), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.11, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

10.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, the Collateral Agent and the Arrangers, taken as a whole, and of such local and special counsel as reasonably required), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent or any Lender), in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section.

(b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Company or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent and the Collateral Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Company or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Company or such

Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c) Reimbursement by Lenders. To the extent that the Borrower for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent or Related Party thereof), each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent or Related Party) such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Outstandings at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent or Related Party acting for the Administrative Agent (or any such sub-agent) in connection with such capacity). The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.10(d).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments. All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor.

(f) Survival. The agreements in this Section and the indemnity provisions of Section 10.02(e) shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Company nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder (except pursuant to a transaction involving the Borrower permitted under this Agreement) without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees that are Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section,

the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Company or any of the Company’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person.

(vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or the Company or any of the Company’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this

Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 10.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), including to any Federal Reserve Bank or central bank in connection with pledges permitted under Section 10.06(e), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Company or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Company which such Person has no reason to believe has any confidentiality or fiduciary obligation to the Company or its Subsidiaries with respect to such Information. For purposes of this Section, “Information” means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Company or any Subsidiary, provided that, in the case of information received from the Company or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Company or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.13 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender and its Affiliates may have. Each Lender agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this

Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

10.13 Replacement of Lenders. If a Lender (an “Affected Lender”) shall have: (a) become a Defaulting Lender or a Non-Consenting Lender, (b) requested any payments such that the Borrower is entitled to replace such Lender pursuant to the provisions of Section 3.06 or (c) delivered a notice pursuant to Sections 3.02 or 3.03(b) claiming that such Lender is unable to extend Eurodollar Rate Loans for reasons not generally applicable to other Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.06(b);

(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(d) such assignment does not conflict with applicable Laws;

(e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent; and

(f) the case of any such assignment resulting from a claim under Sections 3.02 or 3.03(b), the applicable assignee shall not, at the time of such assignment, be subject to such Sections 3.02 or 3.03(b), as applicable.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. The Administrative Agent is authorized to execute one or more of such assignment agreements as attorney-in-fact for any Affected Lender failing to execute and deliver the same within five (5) Business Days after demand from the Administrative Agent or the Company for such Affected Lender to execute and deliver the same.

10.14 Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE COMPANY AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING, IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY

APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE COMPANY OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. THE COMPANY AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Company and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Company, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (ii) each of the Company and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Company and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Administrative Agent, the Arrangers and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Company, any other Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Administrative Agent, any Arranger nor any Lender has any obligation to the Company, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, any Arranger, nor any Lender has any obligation to disclose any of such interests to the Company, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Company and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.17 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Borrowing/Election Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; and provided, further, without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

10.18 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Loan Parties in accordance with the Act. Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

10.19 Entire Agreement. This Agreement and the other Loan Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.

10.20 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty, by any Specified Loan Party, becomes effective with respect to any Swap Obligation hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 10.20 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 10.20 shall remain in full force and effect until the Obligations (other than contingent indemnity obligations for which no claim is pending) have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

10.21 Authorization. Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent and the Collateral Agent, (a) to take such action on its behalf under the provisions of the Intercreditor Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms thereof, together with such powers as are reasonably incidental thereto, including, without limitation, (i) granting of waivers under the Intercreditor Agreement and the Security Instruments and exercising such powers and performing such duties as are required under the provisions of the Intercreditor Agreement, and any other instruments or agreements referred to therein or as are reasonably incidental thereto, (ii) making, on such Lender’s behalf, the representations, warranties, covenants and agreements deemed made by such Lender under the provisions of the Intercreditor Agreement, and (iii) taking such action under the Intercreditor Agreement and the Security Instruments as is authorized by a vote of the Required Lenders, and (b) to enter into the Intercreditor Agreement and the Security Instruments (including, without limitation, in each case, any amendment, modifications or restatements after the Amendment No. 4 Closing Date) on such Lender’s behalf. In furtherance of the foregoing, each Lender hereby irrevocably agrees to be bound by all of the agreements of the Administrative Agent and Collateral Agent contained in the Intercreditor Agreement and the Security Instruments.

10.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority

ARTICLE XI

GUARANTY

11.01 Guaranty.

(a) For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Lenders to make advances to the Borrower, the Company hereby absolutely and unconditionally guarantees prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of the Borrower to the Administrative Agent. the Collateral Agent, the Secured Creditors, the Lenders, or any of them, under or with respect to the Loan Documents, whether for principal, interest, fees, expenses or otherwise, and any Secured Cash Management Agreement, any Secured Hedge Agreement and any Secured Bilateral Letter of Credit (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Secured Creditors in connection with the collection or enforcement thereof) (collectively, the “Guaranteed Obligations”); provided that Guaranteed Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.

(b) Without limiting the generality of the foregoing, the Company’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. The Company, and by its acceptance of this Guaranty, the Administrative Agent and each other Lender Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of the Company hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of the Company hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Company hereby irrevocably agree that the Obligations of the Company under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the Company under this Guaranty not constituting a fraudulent transfer or conveyance. The Company hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender under this Guaranty or any other guaranty, the Company will contribute, to the maximum extent permitted by law, such amounts to each other guarantor so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents.

11.02 Waivers; Subordination of Subrogation.

(a) Waivers. The Company waives notice of the acceptance of this guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. The Company further waives presentment, protest, notice of notices delivered or demand made on the Borrower or action or delinquency in respect of the Guaranteed Obligations or any part thereof, including any right to require the Administrative Agent and the Lenders to sue the Borrower, any other guarantor or any other Person obligated with respect to the Guaranteed Obligations or any part thereof; provided that if at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Company’s obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made and whether or not the Administrative Agent or the Lenders are in possession of this guaranty. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with the Company their assessments of the financial condition of the Borrower.

(b) Subordination of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full in cash, the Company (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waives any right to enforce any remedy which the Administrative Agent now has or may hereafter have against the Borrower, any other Guarantor, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person. Should the Company have the right, notwithstanding the foregoing, to exercise its subrogation rights, the Company hereby expressly and irrevocably (a) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Company may have to the indefeasible payment in full in cash of the Guaranteed Obligations and (b) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash. The Company acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and shall not limit or otherwise affect the Company’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Lenders and their successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 11.02.

11.03 Guaranty Absolute. This guaranty is a guaranty of payment and not of collection, is a primary obligation of the Company and not one of surety, and the validity and enforceability of this guaranty shall be absolute and unconditional irrespective of, and shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (c) any waiver of any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any Person with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto; (f) the application of payments received from any source to the payment of obligations other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this guaranty even though the Administrative Agent and the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this Guaranty; (g) any change in the ownership of the Borrower or the insolvency, bankruptcy or any other change in the legal status of the Borrower; (h) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (i) the failure of the Company or any other Borrower to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this guaranty; (j) the existence of any claim, setoff or other rights which the Company may have at any time against the Borrower, or any other Person in connection herewith or an unrelated transaction; or (k) any other circumstances, whether or not similar to any of the foregoing, which could constitute a defense to a guarantor; all whether or not the Company shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (k) of this Section 11.03. It is agreed that the Company’s liability hereunder is several and independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that each Guarantor’s liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by the Borrower of the Guaranteed Obligations in the manner agreed upon between the Borrower and the Administrative Agent and the Lenders.

11.04 Acceleration. The Company agrees that, as between the Company on the one hand, and the Lenders and the Administrative Agent, on the other hand, the obligations of the Borrower guaranteed under this Article XI may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in Section 8.02 hereof for purposes of this Article XI, notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting the Borrower or otherwise) preventing such declaration as against the Borrower and that, in the event of such declaration or automatic acceleration, such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Company for purposes of this Article XI.

11.05 Marshaling; Reinstatement. None of the Lenders nor the Administrative Agent nor any Person acting for or on behalf of the Lenders or the Administrative Agent shall have any obligation to marshal any assets in favor of the Company or against or in payment of any or all of the Guaranteed Obligations. If the Company or any other guarantor of all or any part of the Guaranteed Obligations makes a payment or payments to any Lender or the Administrative Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Company or any other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, the Company, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guaranteed Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

11.06 Termination Date. This Guaranty is a continuing guaranty and shall remain in effect until the later of (a) the date upon which no Commitment hereunder, Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent Obligations to the extent no claim giving rise thereto has been asserted) and (b) the date on which all of the Guaranteed Obligations have been paid in full in cash, subject to the proviso in Section 11.01(a).

11.07 Subordination of Intercompany Indebtedness. The Company agrees that any and all claims the Company against any other Loan Party with respect to any “Intercompany Indebtedness” (as hereinafter defined) shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations; provided that, and not in contravention of the foregoing, so long as no Event of Default has occurred and is continuing the Company may make loans to and receive payments in the ordinary course with respect to such Intercompany Indebtedness from another Loan Party to the extent not prohibited by the terms of this Agreement and the other Loan Documents. Notwithstanding any right of the Company to ask, demand, sue for, take or receive any payment from any other Loan Party, all rights, liens and security interests of the Company, whether now or hereafter arising and howsoever existing, in any assets of any other Loan Party shall be and are subordinated to the rights of the holders of the Obligations and the Administrative Agent in those assets. The Company shall not have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Documents, Secured Hedge Agreements, Secured Cash Management Agreements and Secured Bilateral Letters of Credit have been terminated. If all or any part of the assets of any Loan Party, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Loan Party, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Loan Party is dissolved or if substantially all of the assets of any such Loan Party are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any such Loan Party to the Company (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Obligations, due or to become due, until such Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the Company upon or with respect to the Intercompany Indebtedness after an Insolvency Event prior to the satisfaction of all of the Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements pursuant to any Loan Document, Secured Hedge Agreements, Secured Cash Management Agreements and Secured Bilateral Letters of Credit, the Company shall receive and hold the same in trust, as trustee, for the benefit of the holders of the Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of such Persons, in precisely the form received (except for the endorsement or assignment of the Company where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Company as the property of the holders of the Obligations. If the Company fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees are irrevocably authorized to make the same. The Company agrees that until the Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Documents, Secured Hedge Agreements, Secured Cash Management Agreements and Secured Bilateral Letters of Credit have been terminated, the Company will not assign or transfer to any Person (other than the Administrative Agent) any claim the Company has or may have against any other Loan Party.

11.08 Parallel Debt.

(a) Each Loan Party hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent amounts equal to any amounts owing from time to time by that Loan Party to any Secured Bank Creditor under any Loan Document, whether for principal, interest, fees, expenses or otherwise, and any Secured Cash Management Agreement, any Secured Hedge Agreement and any Secured Bilateral Letter of Credit (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Secured Bank Creditors in connection with the collection or enforcement thereof), (collectively the “Debt Documents”) as and when those amounts are due.

(b) Each Loan Party and the Collateral Agent acknowledge that the obligations of each Loan Party under clause (a) above are several and are separate and independent from, and shall not in any way limit or affect, the corresponding obligations of that Loan Party to any Secured Bank Creditor under any Debt Document (its “Corresponding Debt”) nor shall the amounts for which each Loan Party is liable under paragraph (a) above (its “Parallel Debt”) be limited or affected in any way by its Corresponding Debt provided that:

(i) the Parallel Debt of each Loan Party shall be decreased to the extent that its Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(ii) the Corresponding Debt of each Loan Party shall be decreased to the extent that its Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(iii) the amount of the Parallel Debt of a Loan Party shall at all times be equal to the amount of its Corresponding Debt.

(c) For the purpose of this Section 11.08, the Collateral Agent acts in its own name. The Security granted under any German Security Agreement to the Collateral Agent to secure the Parallel Debt is granted to the Collateral Agent in its capacity as creditor of the Parallel Debt.

(d) All moneys received or recovered by the Collateral Agent pursuant to this Section 11.08, and all amounts received or recovered by the Collateral Agent from or by the enforcement of any German Security Agreement granted to secure the Parallel Debt, shall be applied in accordance with Section 8.03 and the Intercreditor Agreement.

(e) Without limiting or affecting the Collateral Agent’s rights against the Loan Parties (whether under this Section 11.08 or under any other provision of the Loan Documents), each Loan Party acknowledges that:

(i) nothing in this Section 11.08 shall impose any obligation on the Collateral Agent to advance any sum to any Loan Party or otherwise under any Debt Document, except in its capacity as a Lender; and

(ii) for the purpose of any vote taken under any Debt Document, the Collateral Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a Lender.

11.09 German Limitation Language. Section XXIV of the Subsidiary Guaranty is hereby incorporated herein by reference, mutatis mutandis.

[Remainder Of This Page Intentionally Blank]

ANNEX II-1

AMENDED SCHEDULES 1.01A, 1.01B AND 1.01C

(see attached)

1.1.1.1.1.1. SCHEDULE 1.01A

EXCLUDED FOREIGN SUBSIDIARIES

1.	CB&I Cojafex, B.V.
2.	Shaw South America (Peru) S.R.L.
3.	Shaw Chile Servicios Ltda.
4.	CB&I Meio Ambiente e Infraestrutra Ltd.
5.	Environmental Solutions Holdings Ltd.
6.	Environmental Solutions (Cayman) Ltd.
7.	Environmental Solutions Ltd.
8.	Environmental Solutions of Ecuador S.A.
9.	CB&I Middle East Holding, Inc.
10.	CB&I SKE&C Middle East Ltd.
11.	Shaw Emirates Pipes Manufacturing Limited Liability Company
12.	Shaw Stone & Webster Arabia Co. Ltd
13.	CB&I Engineering (Thailand) Ltd.
14.	Manufacturas Shaw South America, C.A.
15.	Shaw Asia Company, Limited
16.	Shaw E&I International, Ltd.
17.	Holding Manufacturas Shaw South America, C.A.
19.	Shaw Overseas (Middle East) Ltd.
20.	Shaw Pacific Pte. Ltd.
21.	CB&I Matamoros S. de R.L. de C.V.
22.	Lummus Technology B.V.
23.	Sarida Offshore Company
24.	CB&I Lummus Ltda.
25.	Constructors CBI Ltda.
26.	CBI de Nicaragua S.A.
27.	Oasis Supply Company, Ltd.
28.	Highlands Trading Company, Ltd.
29.	CBI de Venezuela
30.	CB&I Paddington Limited
31.	CB&I London Limited
32.	Shaw Enterprises Pipes Manufacturing Limited Liability Company
33.	CB&I Nass Pipe Fabrication W.L.L.

1.1.1.1.1.2. SCHEDULE 1.01B

MATERIAL SUBSIDIARIES

1. Chicago Bridge & Iron Company	Delaware
2. CB&I LLC	Texas
3. CBI Services, LLC	Delaware
4. Chicago Bridge & Iron Company (Delaware)	Delaware
5. Chicago Bridge & Iron Company B.V.	Netherlands
6. CBI Americas Ltd.	Delaware
7. CB&I Woodlands LLC	Delaware
8. Chicago Bridge & Iron Company	Illinois
9. Asia Pacific Supply Co.	Delaware
10. CBI Company Ltd.	Delaware
11. Central Trading Company Ltd.	Delaware
12. CSA Trading Company Ltd.	Delaware
13. CB&I Technology Inc.	Delaware
14. CBI Overseas, LLC	Delaware
15. A & B Builders, Ltd.	Texas
16. Constructors International, L.L.C.	Delaware
17. HBI Holdings, LLC	Delaware
18. Howe-Baker International, L.L.C.	Delaware
19. Howe-Baker Engineers, Ltd.	Texas
20. Howe-Baker Holdings, L.L.C.	Delaware
21. Howe-Baker Management, L.L.C.	Delaware
22. Howe-Baker International Management, LLC	Delaware
23. Matrix Engineering, Ltd.	Texas
24. Matrix Management Services, LLC	Delaware
25. Oceanic Contractors, Inc.	Delaware
26. CBI Venezolana, S.A.	Venezuela
27. CBI Montajes de Chile Limitada	Chile
28. Horton CBI, Limited	Canada
29. CB&I Europe B.V.	Netherlands
30. CBI Eastern Anstalt	Liechtenstein
31. CB&I Power Company B.V.	Netherlands
32. CBI Constructors Pty Ltd	Australia
33. CBI Engineering and Construction Consultant (Shanghai) Co. Ltd.	Shanghai
34. CBI (Philippines), Inc.	Philippines
35. CBI Nederland B.V.	Netherlands
36. CB&I Constructors Limited	United Kingdom
37. CB&I Holdings (U.K.) Limited	United Kingdom
38. CB&I UK Limited	United Kingdom
39. Arabian Gulf Material Supply Company, Ltd.	Cayman Islands
40. CB&I (Nigeria) Limited	Nigeria
41. Pacific Rim Material Supply Company, Ltd.	Cayman Islands
42. Southern Tropic Material Supply Company, Ltd.	Cayman Islands
43. Lummus Technology Heat Transfer B.V.	Netherlands
44. Lealand Finance Company B.V.	Netherlands

45. CB&I Singapore PTE Ltd.	Singapore
46. CB&I Oil & Gas Europe B.V.	Netherlands
47. CBI Colombiana S.A.	Colombia
48. Chicago Bridge & Iron (Antilles) N.V.	Curaçao
49. Woodlands International Insurance Company	Ireland
50. Lummus Novolen Technology GmbH	Germany
51. CB&I Lummus GmbH	Germany
52. CB&I Technology International Corporation	Delaware
53. CB&I Technology Ventures, Inc.	Delaware
54. CB&I Technology Overseas Corporation	Delaware
55. CB&I Malta Limited	Malta
56. Lutech Resources Limited	United Kingdom
57. Netherlands Operating Company B.V.	Netherlands
58. CB&I s.r.o.	Czech Republic
59. CBI Peruana S.A.C.	Peru
60. CBI Hungary Holding Limited Liability Company	Hungary
61. Catalytic Distillation Technologies	Texas
62. CB&I Tyler Company	Delaware
63. CB&I Finance Company Limited	Ireland
64. Shaw Alloy Piping Products, LLC	Louisiana
65. CB&I Walker LA, L.L.C.	Louisiana
66. The Shaw Group Inc.	Louisiana
67. CBI Overseas (Far East) Inc.	Delaware
68. CB&I North Carolina, Inc.	North Carolina
69. Lummus Gasification Technology Licensing Company	Delaware
70. CB&I Laurens, Inc.	South Carolina
71. Shaw SSS Fabricators, Inc.	Louisiana
72. Chicago Bridge & Iron Company (Netherlands), LLC	Delaware
73. CBI US Holding Company Inc.	Delaware
74. CBI HoldCo Two Inc.	Delaware
75. CBI Company BV	Netherlands
76. CB&I Holdco, LLC	Louisiana
77. CBI Company Two BV	Netherlands
78. CBI UK Cayman Acquisition Ltd.	United Kingdom
79. CB&I International, Inc.	Louisiana
80. CB&I Fabrication, LLC	Louisiana
81. Arabian CBI Ltd	Saudi Arabia
82. Arabian CBI Tank Manufacturing Company Inc.	Saudi Arabia
83. CB&I Clearfield, Inc.	Delaware
84. CB&I El Dorado, Inc.	Arkansas
85. CB&I Lake Charles, LLC	Louisiana

1.1.1.1.1.3. SCHEDULE 1.01C

SUBSIDIARY GUARANTORS

1. Chicago Bridge & Iron Company	Delaware
2. CB&I LLC	Texas
3. CBI Services, LLC	Delaware
4. Chicago Bridge & Iron Company (Delaware)	Delaware
5. Chicago Bridge & Iron Company B.V.	Netherlands
6. CBI Americas Ltd.	Delaware
7. CB&I Woodlands LLC	Delaware
8. Chicago Bridge & Iron Company	Illinois
9. Asia Pacific Supply Co.	Delaware
10. CBI Company Ltd.	Delaware
11. Central Trading Company Ltd.	Delaware
12. CSA Trading Company Ltd.	Delaware
13. CB&I Technology Inc.	Delaware
14. CBI Overseas, LLC	Delaware
15. A & B Builders, Ltd.	Texas
16. Constructors International, L.L.C.	Delaware
17. HBI Holdings, LLC	Delaware
18. Howe-Baker International, L.L.C.	Delaware
19. Howe-Baker Engineers, Ltd.	Texas
20. Howe-Baker Holdings, L.L.C.	Delaware
21. Howe-Baker Management, L.L.C.	Delaware
22. Howe-Baker International Management, LLC	Delaware
23. Matrix Engineering, Ltd.	Texas
24. Matrix Management Services, LLC	Delaware
25. Oceanic Contractors, Inc.	Delaware
26. CBI Venezolana, S.A.	Venezuela
27. CBI Montajes de Chile Limitada	Chile
28. Horton CBI, Limited	Canada
29. CB&I Europe B.V.	Netherlands
30. CBI Eastern Anstalt	Liechtenstein
31. CB&I Power Company B.V.	Netherlands
32. CBI Constructors Pty Ltd	Australia
33. CBI Engineering and Construction Consultant (Shanghai) Co. Ltd.	Shanghai
34. CBI (Philippines), Inc.	Philippines
35. CBI Nederland B.V.	Netherlands
36. CB&I Constructors Limited	United Kingdom
37. CB&I Holdings (U.K.) Limited	United Kingdom
38. CB&I UK Limited	United Kingdom
39. Arabian Gulf Material Supply Company, Ltd.	Cayman Islands
40. CB&I (Nigeria) Limited	Nigeria
41. Pacific Rim Material Supply Company, Ltd.	Cayman Islands
42. Southern Tropic Material Supply Company, Ltd.	Cayman Islands
43. Lummus Technology Heat Transfer B.V.	Netherlands
44. Lealand Finance Company B.V.	Netherlands
45. CB&I Singapore PTE Ltd.	Singapore

46. CB&I Oil & Gas Europe B.V.	Netherlands
47. CBI Colombiana S.A.	Colombia
48. Chicago Bridge & Iron (Antilles) N.V.	Curaçao
49. Woodlands International Insurance Company	Ireland
50. Lummus Novolen Technology GmbH	Germany
51. CB&I Lummus GmbH	Germany
52. CB&I Technology International Corporation	Delaware
53. CB&I Technology Ventures, Inc.	Delaware
54. CB&I Technology Overseas Corporation	Delaware
55. CB&I Malta Limited	Malta
56. Lutech Resources Limited	United Kingdom
57. Netherlands Operating Company B.V.	Netherlands
58. CB&I s.r.o.	Czech Republic
59. CBI Peruana S.A.C.	Peru
60. CBI Hungary Holding Limited Liability Company	Hungary
61. Catalytic Distillation Technologies	Texas
62. CB&I Tyler Company	Delaware
63. CB&I Finance Company Limited	Ireland
64. Shaw Alloy Piping Products, LLC	Louisiana
65. CB&I Walker LA, L.L.C.	Louisiana
66. The Shaw Group Inc.	Louisiana
67. CBI Overseas (Far East) Inc.	Delaware
68. CB&I North Carolina, Inc.	North Carolina
69. Lummus Gasification Technology Licensing Company	Delaware
70. CB&I Laurens, Inc.	South Carolina
71. Shaw SSS Fabricators, Inc.	Louisiana
72. Chicago Bridge & Iron Company (Netherlands), LLC	Delaware
73. CBI US Holding Company Inc.	Delaware
74. CBI HoldCo Two Inc.	Delaware
75. CBI Company BV	Netherlands
76. CB&I Holdco, LLC	Louisiana
77. CBI Company Two BV	Netherlands
78. CBI UK Cayman Acquisition Ltd.	United Kingdom
79. CB&I International, Inc.	Louisiana
80. CB&I Fabrication, LLC	Louisiana
81. Arabian CBI Ltd	Saudi Arabia
82. Arabian CBI Tank Manufacturing Company Inc.	Saudi Arabia
83. CB&I Clearfield, Inc.	Delaware
84. CB&I El Dorado, Inc.	Arkansas
85. CB&I Lake Charles, LLC	Louisiana

ANNEX II-2

AMENDED EXHIBIT C

(see attached)

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:             , ____

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Term Loan Agreement, dated as of July 8, 2015 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                                  of the Company, and that, in such capacity, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Company has delivered the year-end audited financial statements required by Section 6.01(b) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Company has delivered the unaudited financial statements required by Section 6.01(a) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the consolidated financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with Agreement Accounting Principles as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition of the Company during the accounting period covered by such financial statements.

3. The financial covenant analyses and information set forth on Schedules 1, 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate.

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     ,                     .

CHICAGO BRIDGE & IRON COMPANY N.V.

By:	Chicago Bridge & Iron Company B.V., its Managing Director

By:

Name:

Title:

Form of Compliance Certificate

For the Quarter/Year ended ___________________ (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

[Include paragraphs I and II in the Compliance Certificate delivered for each four-fiscal quarter period ending on or after March 31, 2018.]

[I. Section 7.18(a) – Maximum Leverage Ratio.

A. Adjusted Indebtedness at Statement Date:	$

B. EBITDA (see Schedule 2) for four consecutive fiscal quarters ending on above date (“Subject Period”):	$

C. Leverage Ratio (Line I.A ( Line I.B):	to 1.00

Maximum permitted:	1.75 to 1.00

II. Section 7.18(b) – Minimum Fixed Charge Coverage Ratio.

A. Consolidated Net Income Available for Fixed Charges:

1. Consolidated Net Income for Subject Period:	$

2. Provision for income taxes for Subject Period:	$

3. Consolidated Fixed Charges for Subject Period:	$

4. Dividends and distributions received in cash during Subject Period:	$

5. Non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income	$

 6.       Up to $50,000,000, in the aggregate, of charges, expenses and losses incurred from restructuring and integration activities, including in connection with the Technology Disposition, from the Amendment No. 5 Closing Date through the last day of the fiscal quarter ending December 31, 2018 $

 7.       The amount of any project charges (or Eligible Project Charges, as the case may be) incurred by the Company or its Subsidiaries up to the maximum amount specified in the definition of Consolidated Net Income Available for Fixed Charges

$

8. Equity earnings booked or recognized by the Company or any of its Subsidiaries from Eligible Joint Ventures for Subject Period:[1]	$

[1]	Not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreements) of EBITDA pursuant to clauses (a) through (g) of the definition thereof for the period of twelve (12) prior consecutive months.

Form of Compliance Certificate

9. Consolidated Net Income Available for Fixed Charges (Lines II.A1 + 2 + 3 + 4 + 5 + 6 + 7 + 8) for Subject Period:	$

B. Consolidated Fixed Charges for Subject Period:	$

1. Consolidated Long-Term Lease Rentals for Subject Period:	$

2. Consolidated Interest Expense for the Subject Period:	$

3. Consolidated Fixed Charges for Subject Period (Lines II.B1 + 2):	$

C. Fixed Charge Coverage Ratio (Line II.A11 ( Line II.B3):	to 1.00

Minimum required:	2.25 to 1.00

[III.]	Section 7.18(d) – Minimum EBITDA.

EBITDA for Subject Period:         $

Minimum required:

Four Fiscal Quarters Ending	Minimum EBITDA
December 31, 2017	$550,000,000
March 31, 2018	$500,000,000
June 30, 2018	$500,000,000
September 30, 2018	$550,000,000
December 31, 2018 and each fiscal quarter thereafter	$575,000,000

Form of Compliance Certificate

For the Quarter/Year ended                                                       (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

EBITDA

(in accordance with the definition of EBITDA

as set forth in the Agreement)

EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
(i)(1) Consolidated Net Income
(2) + Interest Expense
(3) + charges against income for foreign, federal, state and local taxes to the extent deducted
(4) + non-recurring non-cash charges (excluding any charge that becomes, or is expected to become, a cash charge) to the extent deducted
(5) + extraordinary losses to the extent deducted
(6) - non-recurring non-cash credits to the extent added
(7) -extraordinary gains to the extent added
(ii) + depreciation expense to the extent deducted
(iii) + amortization expense to the extent deducted
(iv) + non-cash compensation expenses for management or employees to the extent deducted

Form of Compliance Certificate

(v) + to the extent not already included, dividends distributions actually received in cash received from Persons other than Subsidiaries

(vi)     + up to $50,000,000, in the aggregate, of charges, expenses and losses incurred from restructuring and integration activities, including in connection with the Technology Disposition, from the Amendment No. 5 Closing Date through the last day of the fiscal quarter ending December 31, 2018

(vii) + the amount of any project charges (or Eligible Project Charges, as the case may be) incurred by the Company or its Subsidiaries up to the maximum amount specified in the definition of EBITDA
(viii) + [2]equity earnings booked or recognized by the Company or any of its Subsidiaries from Eligible Joint Ventures
= Consolidated EBITDA

[2]	Not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreements) of EBITDA pursuant to clauses (a) through (g) of this definition for the period of twelve (12) prior consecutive months.

Form of Compliance Certificate

SCHEDULE 3

Eligible Joint Ventures

[INCLUDE LISTING OF ELIGIBLE JOINT VENTURES]

ANNEX III

AMENDMENT TO SUBSIDIARY GUARANTY

The following provision shall be inserted as a new Section XXIV in the Subsidiary Guaranty:

SECTION XXIV. Limitations for German Guarantors.

(a) To the extent that the guarantee created under this Guaranty or any other obligation which qualifies as a “payment” (Zahlung) within the meaning of Sections 30, 31 of the German Limited Liabilities Company Act (GmbHG) (the “GmbH-Act”) (the “Guarantee”) is granted or incurred by a Guarantor incorporated in Germany as a limited liability company (GmbH) (each a “German Guarantor” and collectively, “German Guarantors”), currently, CB&I Lummus GmbH and CB&I Novolen Technology GmbH, and the Guarantee of the German Guarantor guarantees amounts which are owed by any current or future direct or indirect shareholders of the German Guarantor or Subsidiaries of such shareholders (with the exception of Subsidiaries which are also Subsidiaries of the German Guarantor), the Guarantee of the German Guarantor shall be subject to certain limitations as set out in the following paragraphs of this clause. In relation to any other amounts guaranteed, the Guarantee of the German Guarantor remains unlimited.

(b) Subject to paragraphs (e) and (f) below, the Administrative Agent agrees that the enforcement of the Guarantee shall be limited in relation to any German Guarantor, provided that the German Guarantor is able to demonstrate as determined pursuant to the procedures set forth in paragraph (e) below that by enforcing the Guarantee (i) its (or, if a parent entity is a German Guarantor, such parent entity’s) net assets (determined in accordance with the provisions of the German Commercial Code (HGB) (“HGB”)) (such net assets of any German Guarantor or its parent entity, the “Net Assets”) would be caused to fall below its registered share capital (Stammkapital) or (ii) if the Net Assets (or, if a parent entity is a German Guarantor, such parent entity’s) were already lower than its registered share capital, would cause such amount to be further reduced (Vertiefung der Unterbilanz) if and to the extent such limitation is necessary to avoid a violation of Section 30 or 31 GmbH-Act (“Limitation on Enforcement” or “Limitation Event”).

(c) Paragraph (b) above shall not apply with respect to (i) loans or other financial accommodation made available to, or bank guarantees issued for the benefit of creditors of, such German Guarantor or a Subsidiary of such German Guarantor by a Lender, a Swingline Lender or an L/C Issuer under the Loan Documents and (ii) amounts due and payable under the Guarantee which relate to funds utilized under the Loan Documents which have been on-lent to, or issued for the benefit of creditors of, that German Guarantor or any of its Subsidiaries, in each case to the extent that any such on-lending or bank guarantees or letters of credit are outstanding at the time of the enforcement of the Guarantee. For the avoidance of doubt, nothing in this paragraph (c) shall have the effect that such on-lent amounts may be enforced multiple times (no double dip).

(d) For the purposes of the calculation of Net Assets pursuant to paragraph (b) above, the following balance sheet items shall be adjusted as follows:

(i) The amount of any increase of the stated share capital (Stammkapital) of the German Guarantor registered after the Amendment No. 6 Closing Date without the prior written consent of the Administrative Agent shall be deducted from the relevant stated share capital;

(ii) loans and other liabilities incurred in violation of the provisions of any Loan Document shall be disregarded; provided that, for the purposes of this clause (d) only, any loans or other liabilities incurred by a German Guarantor under the Cash Pooling Agreements dated as of July 22, 2009 and November 18, 2009 among Bank Mendes Gans N.V. and certain Grantors named therein (as in force as of the Amendment No. 9 Closing Date) shall be deemed to comply with the Loan Documents; and

(iii) the amount of non-distributable assets according to paragraph 8 of Section 268 HGB shall not be included in the calculation of Net Assets.

(e) The Limitation on Enforcement shall only apply if and to the extent that:

(i) if following notification by the Administrative Agent of claims raised under the Guarantee, the German Guarantor provides evidence reasonably satisfactory to the Administrative Agent, including in particular un-audited interim financial statements, within fifteen (15) Business Days (the “Management Determination”) stating:

(A) the extent to which the enforcement of an unlimited Guarantee would cause the Net Assets of such German Guarantor to fall below its stated share capital or, if the Net Assets were already less than its stated share capital (Stammkapital), would cause such amount to be further reduced (in each case taking into account the adjustments set out in paragraph (d) above) and thereby lead to a violation of the capital maintenance requirement as set out in Sections 30, 31 GmbH-Act;

(B) up to which amount the enforcement of the Guarantee would comply with the capital requirements as set out in Section 30, 31 GmbH-Act (the “Guarantee Enforcement Amount”); and

(C) (where the Guarantee is proposed to be enforced against a German Guarantor that is a subsidiary of another German Guarantor) the extent to which the unlimited enforcement of the Guarantee against the subsidiary German Guarantor would cause a Limitation Event with respect to the parent German Guarantor.

(ii) if the Administrative Agent (acting on behalf of the Secured Bank Creditors) has contested the Management Determination (which it may do so within fifteen (15) Business Days of its receipt of the Management Determination) by claiming that (a) no Limitation Event is to apply or (b) the Guarantee Enforcement Amount could be higher without breaching the capital maintenance requirement as set out in Sections 30, 31 of the GmbH-Act, the German Guarantor shall have forty-five (45) Business Days from the date the Administrative Agent has contested the Management Determination to provide to the Administrative Agent an expert opinion (the “Expert’s Determination”)

by one or more legal and/or audit experts appointed by the German Guarantor (at its own cost and expense), confirming the amount up to which the enforcement of the Guarantee would comply with the capital maintenance requirements pursuant to Sections 30, 31 GmbH-Act (in each case taking into account the adjustments set out in paragraph (d) above).

(f) If the Administrative Agent disagrees with the Expert’s Determination, the Administrative Agent shall nevertheless be entitled to enforce the Guarantee up to the amount which is undisputed between itself and the German Guarantor. In relation to the amount which is disputed, the amounts determined in the Expert’s Determination shall be (except for manifest error) binding for the German Guarantor and the Administrative Agent.

(g) If the German Guarantor claims that the enforcement of the Guarantee would lead to the occurrence of a Limitation Event, then the German Guarantor shall – to the extent lawful and commercially justifiable – realize at market value any and all of its assets that are shown in its balance sheet with a book value (Buchwert) which is (in the opinion of the Administrative Agent) significantly lower than their market value and to the extent that such assets are not necessary for the German Guarantor’s business (nicht betriebsnotwendig), to the extent necessary to satisfy the amounts demanded under the Guarantee.

(h) The Limitation on Enforcement does not affect the right of the Secured Bank Creditors to claim again any outstanding amount at a later point in time, subject always to the operation of the limitation set out above at the time of such enforcement.

(i) This Section XXIV shall apply mutatis mutandis (i) if the Guarantee is granted by a Guarantor incorporated in Germany as a limited liability partnership (GmbH & Co. KG) in relation to the limited liability company as general partner (Komplementär) of such Guarantor and (ii) to any limited liability company incorporated (or limited partnership with a limited liability company established) in a jurisdiction other than Germany whose centre of main interest (as that term is used in Article 3(1) of The Council of the European Union Regulation No. 2015/848 on Insolvency Proceedings) is in Germany.

(j) In addition to the limitations on the enforcement of this Guarantee, it is hereby agreed that the German Guarantor shall have a defense against any claim, enforcement, or other request for performance or requirement to perform, whether such requirement is based on statute, contract or otherwise, to the extent such claim, enforcement or other performance would result in personal liability for the German Guarantor’s managing director(s) under then applicable law and any claims arising under the Guarantee shall be limited to the extent of such defense, such that such personal liability would not be incurred. Nothing herein shall nor shall be deemed to prevent the Administrative Agent from asserting, in a court of law or otherwise, that the claim, enforcement or other request for performance would not cause the German Guarantor’s managing director(s) to incur any liability, nor shall it prevent the German Guarantor from asserting, in a court of law or otherwise, to the contrary.

(k) Should new legislation or jurisprudence of a higher regional court (Oberlandesgericht) or the Federal Court of Justice (Bundesgerichtshof) – including, without limitation, based on proceedings initiated by the German Guarantor and/or its managing directors (Geschäftsführer) or the Administrative Agent – being published, entered into and/or come into force after the Amendment No. 6 Closing Date and should such law or court ruling lead to a different legal and/or factual assessment:

(i) of the granting of the Guarantee by the German Guarantor, the Administrative Agent shall, upon the German Guarantor’s managing directors’ (Geschäftsführer) request, enter into good faith negotiations on possible amendments to this Section XXIV to the extent necessary to avoid the managing directors’ (Geschäftsführer) personal liability resulting from the granting of the Guarantee (taking into account the initial intention of the limitations set out in this Section XXIV and, including but not limited to, amending reference points for the assessment whether or not a violation of §§ 30, 31 GmbHG has occurred); or

(ii) of the enforcement of the Guarantee so that the limitations in this Section XXIV are, are not, or only partially be, required to protect the managing directors (Geschäftsführer) of the German Guarantor from the risk of personal liability arising from the enforcement of the Guarantee, the German Guarantor shall, upon the Administrative Agent’s request, enter into good faith negotiations on possible amendments to this Section XXIV to the extent such provisions are, or are not required anymore to protect the managing directors (Geschäftsführer) of the German Guarantor from the risk of personal liability arising from the enforcement of the Guarantee.

Notwithstanding anything to the contrary in this Guaranty, this Section XXIV and any rights or obligations arising out of it shall be governed by, and construed in accordance with, German law.